Filed pursuant to Rule 497(b)
File No. 333-192937

Pax World International Fund
Pax MSCI EAFE ESG Index ETF

COMBINED PROXY/INFORMATION STATEMENT/PROSPECTUS

January 28, 2014

This is a brief overview of the reorganizations and certain other actions proposed for your fund. We encourage you to read the full text of the enclosed combined Proxy/Information Statement/Prospectus.

Q:  What is being proposed?

Pax World Management LLC ("PWM") is proposing a separate reorganization of each of Pax World International Fund and Pax MSCI EAFE ESG Index ETF (EAPS) (each a "Target Fund," and collectively the "Target Funds") into Pax World International ESG Index Fund (the "Acquiring Fund"). Funds are required to notify shareholders of, and in some cases obtain shareholder approval for, certain kinds of changes, like the reorganizations proposed in the enclosed combined Proxy/Information Statement/Prospectus. Shareholders of Pax World International Fund are being asked to vote on the proposed reorganization of Pax World International Fund into the Acquiring Fund. Although shareholders of EAPS are being informed of the proposed reorganization of EAPS into the Acquiring Fund, because the fund surviving the reorganizations will have investment objectives, policies and restrictions identical to those of EAPS, shareholders of EAPS are not being asked to vote on its reorganization. Accordingly, we are not asking shareholders of EAPS for a proxy and shareholders of EAPS are requested not to send us a proxy.

Target Funds	Acquiring Fund
Pax World International Fund	Pax World International ESG Index Fund
Pax MSCI EAFE ESG Index ETF (EAPS)

Neither the reorganization of Pax World International Fund into the Acquiring Fund (the "International Fund Reorganization") nor the reorganization of Pax MSCI EAFE ESG Index ETF (EAPS) into the Acquiring Fund (the "EAPS Reorganization," and collectively the "Reorganizations") will occur unless the shareholders of Pax World International Fund vote to approve the International Fund Reorganization.

If you are a shareholder of EAPS and the International Fund Reorganization is approved by shareholders of Pax World International Fund, your shares will, in effect, be converted into shares of the Acquiring Fund with the same aggregate net asset value as your Target Fund shares at the time of the Reorganizations. Similarly, if you are a shareholder of Pax World International Fund and the International Fund Reorganization is approved by shareholders of Pax World International Fund (and the other closing conditions are met), your shares will, in effect, be converted into shares of the Acquiring Fund with the same aggregate net asset value as your Target Fund shares at the time of the Reorganizations. (The Target Funds and the Acquiring Fund are referred to individually or collectively as a "Fund" or the "Funds.") While the aggregate net asset value of your shares will not change as a result of the Reorganizations, the number of shares you hold may differ based on each Fund's net asset value.

There are certain differences between investing in a mutual fund and an ETF that shareholders of EAPS should be aware of. Unlike shares of an ETF, shares of a mutual fund may be sold only at the net asset value (NAV) determined at 4:00 pm on a trading day (i.e., a seller may not "lock in" a sales price at any other time during the trading day). However, shareholders of a mutual fund have the right to redeem their shares directly from the fund each business day at NAV, whereas individual shareholders of an ETF, assuming there is a buyer willing to purchase their shares, may sell their shares at a price that is higher or lower than the NAV. While ETFs are designed to offer intra-day liquidity, mutual funds provide end-of-day liquidity.

Q:  Why are the Reorganizations being proposed?

PWM, the Funds' investment manager, proposed the Reorganizations to the Funds' Board of Trustees ("Board") in order to enhance efficiency by combining the international funds advised by PWM, so that management, administration, distribution and other resources can be focused more effectively. The Reorganizations will result in reduced operating expenses for shareholders of Pax World International Fund, and enable shareholders of each Target Fund to invest in a larger, potentially more efficient portfolio.

Q:  Who will manage the Acquiring Fund following the Reorganizations?

PWM will serve as the investment adviser to the Acquiring Fund following the Reorganizations. The portfolio manager of EAPS will serve as portfolio manager of the Acquiring Fund.

Q:  What are the tax consequences of the Reorganizations?

The Reorganizations are expected to be tax-free reorganizations for federal income tax purposes. This means that neither shareholders nor the Target Funds are expected to recognize gain or loss directly as a result of the Reorganizations. As a result of or in connection with the Reorganizations, a Target Fund may accelerate its recognition of net investment company taxable income, net capital gains and net tax-exempt investment income, if any, or the timing of distributions thereof. Certain other tax consequences are discussed below under "Reorganization Proposal — Summary — Tax Consequences."

Q:  Will there be any changes to my fees and expenses as a result of the Reorganizations?

It is expected that, following the proposed Reorganizations, the expenses borne by Pax World International Fund shareholders would be lower than the expenses they currently bear, and the expenses borne by shareholders of EAPS would not change, as described in detail in the combined Proxy/Information Statement/Prospectus under "Reorganization Proposal — Summary — Fees and Expenses."

Q:  If approved, when will the Reorganizations happen?

The Reorganizations will take place as soon as practicable following shareholder approval, and are expected to close in the first quarter of 2014.

Q:  How does my Board recommend that I vote?

After careful consideration, your Board recommends that shareholders of Pax World International Fund vote FOR the International Fund Reorganization.

Q:  How can I vote?

You can vote in one of four ways:

•  By telephone (call the toll free number listed on your proxy card)

•  By internet (log on to the internet site listed on your proxy card)

•  By mail (using the enclosed postage prepaid envelope)

•  In person at the shareholder meeting scheduled to occur at 30 Penhallow Street, Floor 3, Portsmouth, NH 03801 on March 17, 2014.

The deadline for voting by telephone or internet is 9:59 a.m. EST on March 17, 2014. We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, internet or mail.

Q:  Is my vote important?

Absolutely! While the Board of Pax World International Fund has reviewed its proposed Reorganization and recommends approval, the Reorganizations cannot go forward without the approval of shareholders of Pax World International Fund. Until the Fund is sure that sufficient votes have been obtained to approve or disapprove the International Fund Reorganization, it will continue to contact shareholders asking them to vote.

We encourage you to read the full text of the enclosed combined Proxy/Information Statement/Prospectus to obtain a more detailed understanding of the issues relating to the proposed Reorganizations.

Q:  Whom should I call if I have questions?

If you have questions about the proposal described in the combined Proxy/Information Statement/Prospectus or about voting procedures, please call the Target Funds' proxy solicitor, Computershare Fund Services, toll free at 1.866.612.1829. Shareholders of Target Funds for which a Reorganization is effected within 60 days following the completion of its fiscal year or half year may call 1.800.767.1729 to request a copy of the Target Fund's final report to shareholders for that period.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

Pax World Funds Series Trust I

Pax World International Fund

To be held March 17, 2014

A Special Meeting of Shareholders (the "Meeting") of Pax World International Fund (the "Target Fund") will be held at 10:00 a.m. EST on March 17, 2014 at 30 Penhallow Street, Floor 3, Portsmouth, NH 03801. At the Meeting, shareholders will consider the following proposal:

1.  To approve the Agreement and Plan of Reorganization (the "Agreement") by and among Pax World Funds Series Trust I ("Trust I"), on behalf of its Pax World International Fund series (the "Target Fund"), certain other registered investment companies and Pax World Management LLC, pursuant to which the Target Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Acquiring Fund, as indicated below (the "Acquiring Fund"), in exchange for shares of a corresponding class of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. Shares of each class of the Acquiring Fund will be distributed proportionately to shareholders of the relevant class of the Target Fund.

Shareholders of Pax World International Fund will vote on the proposal, as shown below.

Target Fund	Acquiring Fund	Proposal #
Pax World International Fund	Pax World International ESG Index Fund	1

Please take some time to read the enclosed combined Proxy/Information Statement/Prospectus. It discusses the proposal in more detail. If you were a shareholder as of the close of business on January 6, 2014, you may vote at the Meeting or at any adjournment or postponement of the Meeting. You are welcome to attend the Meeting in person. If you cannot attend in person, please vote by mail, telephone or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call the Target Funds' proxy solicitor, Computershare Fund Services, toll free at 1.866.612.1829. It is important that you vote. The Board of the Target Fund recommends that you vote FOR the proposal.

By order of the Board of Trustees

Maureen Conley, Secretary
January 28, 2014

Pax World International Fund

Pax MSCI EAFE ESG Index ETF (EAPS)

COMBINED PROXY/INFORMATION STATEMENT/PROSPECTUS

Dated January 28, 2014

This document is a proxy statement for Pax World International Fund, an information statement for EAPS and a prospectus for the Acquiring Fund (as defined below). The address and telephone number of each Target Fund and the Acquiring Fund is c/o Pax World Management LLC, 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801, and 800.767.1729. This combined Proxy/Information Statement/Prospectus and the enclosed proxy card were first mailed to shareholders of Pax World International Fund and EAPS beginning on or about February 3, 2014. This combined Proxy/Information Statement/Prospectus contains information shareholders of Pax World International Fund should know before voting on the following proposal. You should retain this document for future reference.

Proposal 1

To approve an Agreement and Plan of Reorganization (the "Agreement") by and among Pax World Funds Series Trust I, on behalf of its Pax World International Fund series (the "International Fund"), Pax World Funds Trust II, on behalf of its Pax MSCI EAFE ESG Index ETF series ("EAPS," and together with the International Fund, the "Target Funds"), Pax World Funds Series Trust I, on behalf of its Pax World International ESG Index Fund series (the "Acquiring Fund") and Pax World Management LLC ("PWM"). Under the Agreement, each Target Fund will be reorganized into the Acquiring Fund. Under the Agreement, each Target Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Acquiring Fund in exchange for shares of the Acquiring Fund (as indicated below) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund (the "Reorganizations"). Shares of each class of the Acquiring Fund will be distributed proportionately to shareholders of the relevant class of the relevant Target Fund.

International Fund		Acquiring Fund
Institutional Class	"	Institutional Class
Individual Investor Class	"	Individual Investor Class
Class R	"	Class R
EAPS		Acquiring Fund
All Shares	"	Institutional Class

The proposal will be considered by shareholders of the International Fund who owned shares of the International Fund on January 6, 2014 at a special meeting of shareholders (the "Meeting") that will be held at 10:00 a.m. EST on March 17, 2014, at

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30 Penhallow Street, Floor 3, Portsmouth, NH 03801. Each of the Target Funds and the Acquiring Fund (each a "Fund" and collectively, the "Funds") is a registered open-end management investment company (or a series thereof).

Although the Board of the International Fund recommends approval of its reorganization into the Acquiring Fund, if the shareholders of the International Fund do not vote to approve its reorganization, neither the reorganization of the International Fund into the Acquiring Fund nor the reorganization of EAPS into the Acquiring Fund will occur, and the Board of each Target Fund will consider what other actions, if any, may be appropriate.

How Each Reorganization Will Work

•  Each Target Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of all of the Target Fund's liabilities.

•  The Acquiring Fund will issue Acquisition Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from each Target Fund, less the liabilities it assumes from the Target Fund. The Acquisition Shares will be distributed to the shareholders of each Target Fund in liquidation of the Target Fund in proportion to their holdings in the Target Fund. Accordingly, holders of shares of a Target Fund will receive shares of the Acquiring Fund with the same aggregate net asset value as their Target Fund shares at the time of the Reorganizations. You will not pay any sales charge in connection with the receipt or distribution of Acquisition Shares.

•  Each Reorganization is expected to occur before the end of the first quarter of 2014, subject to approval by the International Fund shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, each Reorganization may happen at any time agreed to by the applicable Target Fund and the Acquiring Fund, except that the transfer of assets from EAPS into the Acquiring Fund will be deemed to have occurred before the transfer of assets by the International Fund into the Acquiring Fund.

•  International Fund shareholders will receive corresponding Institutional Class shares, Individual Investor Class shares, or Class R shares of the Acquiring Fund.

•  All EAPS shareholders will receive Institutional class shares of the Acquiring Fund and will be eligible to buy additional Institutional class shares.

•  Reorganization costs, estimated at $195,000, will be borne by the International Fund. It is projected that, after the Reorganizations, shareholders of the International Fund will benefit from operating expense savings that will offset the costs associated with the Reorganizations. However, the benefit of those projected expense savings will not be realized immediately. It is projected that the aggregate expense savings for shareholders of the International Fund will not exceed the costs associated with the Reorganizations until approximately nine months after the Reorganizations. Accordingly, shareholders of the International Fund who redeem their shares within nine months following the Reorganizations will receive no net benefit from the projected expense savings. In the event that the Reorganizations are terminated by mutual agreement of the Target Funds and the Acquiring Fund prior to the closing date, PWM will bear all costs associated with the Reorganizations.

•  The Reorganizations are expected to be tax-free reorganizations, and shareholders and the Acquiring Fund are generally expected to have a carryover basis and "tacked" holding period with respect to their shares or the assets of the Target Funds.

Where to Get More Information

The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this combined Proxy/Information Statement/Prospectus by reference (meaning that they are legally considered a part of this Proxy/Information Statement/Prospectus):

•  the Statement of Additional Information of the Acquiring Fund relating to the Reorganizations (the "Merger SAI"), dated January 28, 2014;

International Fund

•  the prospectus of the International Fund, dated May 1, 2013, as supplemented to date;

•  the Statement of Additional Information of the International Fund, dated May 1, 2013, as supplemented to date;

•  the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the International Fund for the year ended December 31, 2012 and the unaudited financial statements included in the Semi-Annual Report to Shareholders of the International Fund for the period ended June 30, 2013; and

EAPS

•  the prospectus of EAPS, dated May 1, 2013, as supplemented to date;

•  the Statement of Additional Information of EAPS, dated May 1, 2013, as supplemented to date;

•  the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of EAPS for the year ended December 31, 2012 and the unaudited financial statements included in the Semi-Annual Report to Shareholders of EAPS for the period ended June 30, 2013.

For a free copy of any of the documents listed above and/or to ask questions about this combined Proxy/Information Statement/Prospectus, please call 1.800.767.1729.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC's website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

As with all open-end mutual funds, the SEC has not approved or disapproved these securities or passed on the adequacy of this combined Proxy/Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

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SECTION A — REORGANIZATION PROPOSAL	1
SUMMARY	1
How Each Reorganization Will Work	1
Tax Consequences	2
Fees and Expenses	4
COMPARISON OF OBJECTIVES, STRATEGIES AND RISKS	7
Comparison of the Target Funds and the Acquiring Fund	7
Comparison of Investment Objectives	8
Comparison of Principal Investment Strategies	8
Comparison of Principal Investment Styles	10
Comparison of Fundamental Investment Policies	11
Comparison of Non-Fundamental Investment Policies	14
Comparison of Principal Risks	14
Comparison of Performance	21
ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION	21
Terms of Each Reorganization	21
Conditions to Closing for Each Reorganization	22
Termination of the Agreement	23
Tax Status of the Reorganizations	23
Reasons for the Proposed Reorganizations and Board Deliberations	25
Board Recommendation and Required Vote	26
SECTION B — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION	26
SECTION C — CAPITALIZATION AND OWNERSHIP OF FUND SHARES	29
Capitalization of Target Funds and Acquiring Fund	29
Ownership of Target Fund and Acquiring Fund Shares	30
EXHIBIT A COSTS OF THE REORGANIZATIONS	A-1
EXHIBIT B ADDITIONAL INFORMATION APPLICABLE TO THE ACQUIRING FUND	B-1
EXHIBIT C COMPARISON OF ORGANIZATIONAL DOCUMENTS	C-1

SECTION A — REORGANIZATION PROPOSAL

The following information describes each proposed Reorganization.

SUMMARY

This combined Proxy/Information Statement/Prospectus is being used by the International Fund to solicit proxies to vote at a special meeting of shareholders, and is being used by EAPS to provide information to its shareholders regarding the Reorganizations. Shareholders of the International Fund will consider a proposal to approve the Agreement and Plan of Reorganization (the "Agreement") providing for the Reorganization of the International Fund into the Acquiring Fund.

The following is a summary. More complete information appears later in this combined Proxy/Information Statement/Prospectus. You should read the entire combined Proxy/Information Statement/Prospectus and the exhibits because they contain details that are not included in this summary.

How Each Reorganization Will Work

•  Each Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all of the Target Fund's liabilities.

•  The Acquiring Fund will issue Acquisition Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the Target Fund, less the liabilities it assumes from the Target Fund. Acquisition Shares of the Acquiring Fund will be distributed to the shareholders of Target Fund in proportion to their holdings of such Target Fund. Accordingly, holders of shares of a Target Fund will receive shares of the Acquiring Fund with the same aggregate net asset value as the aggregate net asset value of their Target Fund shares at the time of its Reorganization.

•  As part of the Reorganization of your Target Fund, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Target Fund account may be transferred to your new Acquiring Fund account. Please contact your financial intermediary for additional details.

•  No shareholders of either Target Fund will pay any sales charge to the Target Fund, Acquiring Fund or any of their affiliates in connection with acquiring Acquisition Shares.

•  After the Reorganizations are completed, Target Fund shareholders will be shareholders of the Acquiring Fund, and the Target Funds will be dissolved.

•  Each Reorganization is expected to occur before the end of the first quarter of 2014, subject to approval by the International Fund shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, each Reorganization may happen at any time agreed to by the applicable Target Fund and the Acquiring Fund,

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except that the transfer of assets from EAPS into the Acquiring Fund will be deemed to have occurred before the transfer of assets by the International Fund into the Acquiring Fund.

Tax Consequences

The Reorganizations are intended to be tax-free reorganizations for federal income tax purposes. For the Reorganizations, Ropes & Gray LLP will deliver to each Target Fund an opinion (which opinion will be subject to certain qualifications), and the closing of the Reorganizations will be conditioned on receipt by the Target Funds of such opinion, substantially to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes:

(a)  The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(b)  Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Target Fund upon (i) the transfer of all its assets to the Acquiring Fund in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or (ii) the distribution of the Acquisition Shares by the Target Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) "Section 1256 contracts" as defined in Section 1256(b) of the Code or (2) stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Reorganization (1) as a result of the closing, if any, of the tax year of the Target Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

(c)  Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Target Fund in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of all liabilities and obligations of the Target Fund;

(d)  Under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets of the Target Fund transferred to the Acquiring Fund will be the same as the Target Fund's tax basis of such assets immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (b) above;

(e)  Under Section 1223(2) of the Code, the Acquiring Fund's holding periods for the assets received from the Target Fund, other than certain assets with respect to which gain or loss is required to be recognized as described in (b) above, will include the periods during which such assets were held by the Target Fund;

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(f)  Under Section 354 of the Code, no gain or loss will be recognized by the Target Fund's shareholders upon the exchange of all of their shares of the Target Fund for the Acquisition Shares;

(g)  Under Section 358 of the Code, the aggregate tax basis of Acquisition Shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Fund's shares exchanged therefor;

(h)  Under Section 1223(1) of the Code, a Target Fund shareholder's holding period for the Acquisition Shares received will be determined by including the shareholder's holding period for the Target Fund shares exchanged therefor, provided the shareholder held such Target Fund shares as capital assets on the date of the exchange; and

(i)  The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

Each opinion will be based on certain factual certifications made by officers of the Target Fund and the Acquiring Fund, and will also be based on customary assumptions. Each opinion will note and distinguish certain published precedent. The opinions are not guarantees that the tax consequences of the reorganizations will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinions. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in the shareholder's Target Fund shares and the fair market value of the shares of the Acquiring Fund the shareholder received.

The Reorganizations are expected to be tax-free reorganizations for federal income tax purposes. This means that neither shareholders nor the Target Funds are expected to recognize gain or loss directly as a result of the Reorganizations. The reorganizations are expected to end the tax year of the International Fund, which may accelerate distributions from the International Fund to shareholders. Specifically, the International Fund may recognize any net tax-exempt investment income, any net investment company taxable income (computed without regard to the deduction for dividends paid), and any net capital gains, including those realized on disposition of portfolio securities in connection with the International Fund's Reorganization (after reduction by any available capital loss carryforwards), or net capital losses in the potential short tax year ending on the date of such Reorganization, and may declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to their shareholders on or before that date.

Significant dispositions of the International Fund's assets are expected in connection with the Reorganizations. Some or all of those dispositions may,

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depending on market conditions, be effected prior to the Reorganizations. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the International Fund's basis in such assets. Any capital gain recognized in these sales on a net basis (offset by any available capital loss carryovers) will be distributed to the International Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gain distributed) and/or ordinary dividends (to the extent of net realized short-term capital gain distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Based on the International Fund's holdings as of November 30, 2013, the Registrant estimates that approximately half of the International Fund's holdings will be sold, resulting in estimated trading costs of less than $20,000, and producing an estimated net realized capital gain, if realized as of such date, of approximately $3,100,000. The International Fund expects to have capital loss carryovers available to cover most or all of such amount of gains.

The cost basis of shares in the Target Funds are expected to carry over, and the holding periods of such shares to "tack" to those of the new shares in the Acquiring Fund.

The unrealized capital gains, unrealized capital losses, and capital loss carryforwards of the Acquiring Fund may be different from those of the International Fund and EAPS. If the Reorganizations occur, shareholders of the Target Funds may experience an increase in the shareholder's proportionate share of unrealized capital gains or a decrease in the shareholder's proportionate share of unrealized capital losses and/or capital loss carryforwards as a result of the Reorganizations, which could accelerate the timing of taxable distributions to shareholders.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations in light of their individual circumstances, and as to the applicability and effect of state, local, non-U.S. and other tax laws.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

Annual fund operating expense ratios are based on expenses incurred during the most recently completed fiscal year for each Target Fund, and are expressed as a percentage (expense ratio) of average net assets during the period. Because the Acquiring Fund will not commence investment operations until the closing of the Reorganizations, the Acquiring Fund's pro forma expense ratio (assuming consummation of the Reorganizations) is the same as the Acquiring Fund's expense ratio, and is based on the average net assets of the Target Funds for their most

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recently completed fiscal year. The International Fund has contractual fee waiver and/or expense reimbursement arrangements, as described below.

Proposal 1. Fees and Expenses. Reorganization of Pax World International Fund and EAPS into Pax World International ESG Index Fund

Current and Pro Forma Fees and Expenses

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pax World International Fund (Current) (Target Fund)	Institutional Class	Individual Investor Class	Class R
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%	0.50%
Other Expenses	0.62%	0.62%	0.62%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.48%	1.73%	1.98%
Less Fee Reductions and/or Expense Reimbursements(1)	(0.32)%	(0.32)%	(0.32)%
Net Annual Fund Operating Expenses	1.16%	1.41%	1.66%

EAPS (Current) (Target Fund)	All Shares
Management Fees(2)	0.55%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%

Pax World International ESG Index Fund (Current) (Acquiring Fund)	Institutional Class	Individual Investor Class	Class R
Management Fees(2)(3)	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%	0.50%
Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.55%	0.80%	1.05%
Pax World International ESG Index Fund (Pro Forma) (Combined)	Institutional Class	Individual Investor Class	Class R
Management Fees(2)(3)	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%	0.50%
Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.55%	0.80%	1.05%

(1)  The International Fund's investment adviser has contractually agreed to reimburse expenses (excluding Acquired Fund Fees and Expenses, if any and costs of the Reorganizations) allocable to Institutional Class, Individual Investor Class and Class R shares of the International Fund to the extent such expenses exceed 1.15%, 1.40% and 1.65% of the average daily net assets of Institutional Class, Individual Investor Class and Class R shares,

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respectively. This reimbursement arrangement may not be amended or terminated without the approval of the Fund's Board of Trustees before December 31, 2015.

(2)  The management fee is a unified fee that includes all of the costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the 1940 Act and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.

(3)  The Acquiring Fund will have an advisory agreement that is identical in all material respects to that of EAPS except that the Acquiring Fund's unified fee of 0.55% will not include any portfolio transactions, extraordinary expenses and distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the 1940 Act.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Acquiring Fund, assuming completion of the proposed Reorganizations. These examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, these examples show what your costs would be based on these assumptions. These examples are based, for the first year, on the Net Annual Fund Operating Expense and, for all other periods, on Total Annual Fund Operating Expenses.

	1 Year	3 Years	5 Years	10 Years
Pax World International Fund (Current) (Target Fund)
Institutional Class Shares	$118	$403	$746	$1,712
Individual Investor Class Shares	$144	$481	$877	$1,986
Class R Shares	$169	$558	$1,007	$2,253
Pax MSCI EAFE ESG Index ETF (Current) (Target Fund)
All Shares	$56	$176	$307	$689
Pax World International ESG Index Fund (Current) (Acquiring Fund)
Institutional Class Shares	$56	$176	$307	$689
Individual Investor Class Shares	$82	$255	$444	$990
Class R Shares	$107	$334	$579	$1,283

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	1 Year	3 Years	5 Years	10 Years
Pax World International ESG Index Fund (Pro Forma) (Combined)
Institutional Class Shares	$56	$176	$307	$689
Individual Investor Class Shares	$82	$255	$444	$990
Class R Shares	$107	$334	$579	$1,283

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations. During the most recent fiscal year, each Target Fund's portfolio turnover rate was the following percentage of the average value of the Fund's portfolio:

Fund	Percentage of the Average Value of the Fund's Portfolio
Pax World International Fund (Target Fund)	58%
Pax MSCI EAFE ESG Index ETF (Target Fund)	12%

COMPARISON OF OBJECTIVES, STRATEGIES AND RISKS

Comparison of the Target Funds and the Acquiring Fund

•  Each Target Fund has Pax World Management LLC ("PWM") as its investment manager; the Acquiring Fund will also have PWM as its investment manager. PWM will serve as the investment adviser to the Acquiring Fund following the Reorganizations. The portfolio manager of EAPS will serve as portfolio manager of the Acquiring Fund.

•  The Target Funds and the Acquiring Fund have generally similar policies for buying and selling shares, except that shares of EAPS, which is an exchange-traded Fund (an "ETF"), may be purchased and redeemed from the Fund only by authorized participants and only in creation unit aggregations of 50,000 shares. Shares of EAPS may also be bought and sold on the New York Stock Exchange in smaller aggregations. Shares of the International Fund and the Acquiring Fund may be purchased or redeemed from the Fund in any amount each day that the Fund is open for business at a price based on the net asset value next determined after receipt of an order in good form. The Acquiring Fund has broader exchange privileges than EAPS that allow for exchanges with a greater number of funds and has an automatic share purchase program. Please see Exhibit B for a description of these policies for the Acquiring Fund.

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•  Both the Target Funds and the Acquiring Fund are structured as series of open-end management investment companies, organized as Massachusetts business trusts. Please see Exhibit C to this combined Proxy/Information Statement/Prospectus for more information regarding the differences between the rights of shareholders of the Target Funds and shareholders of the Acquiring Fund.

Comparison of Investment Objectives

The investment objective of the International Fund is to seek long-term growth of capital.

EAPS and the Acquiring Fund seek investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Index (the "Index"), which is created and maintained by MSCI, Inc. The Index consists of equity securities of issuers organized or operating in developed market countries around the world excluding the U.S. and Canada that have high sustainability or environmental, social and governance (ESG) ratings relative to their sector and industry group peers, as rated by MSCI ESG Research annually.

Because any investment involves risk, there can be no assurance that a Fund's investment objective will be achieved. The investment objective of each Fund may be changed without shareholder approval.

Comparison of Principal Investment Strategies

The Acquiring Fund and EAPS have identical principal investment strategies. Under normal circumstances, each Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the component securities of the Index and in American Depository Receipts, Global Depository Receipts and Euro Depository Receipts representing the component securities of the Index. The 80% policy of each Fund may be changed by the Fund's Board upon 60 days' written notice to shareholders. While the International Fund also follows a sustainable investing approach and invests primarily in equity securities of non-U.S. issuers, the International Fund differs from the Acquiring Fund and EAPS because it follows an active management strategy rather than trying to match the performance of an index. Additionally, the International Fund is not constrained by any particular investment style or capitalization range.

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Additional information regarding the principal investment strategies of each Fund is set forth below:

Pax World International Fund (Target Fund)	Pax MSCI EAFE ESG Index ETF (Target Fund) and Pax World International ESG Index Fund (Acquiring Fund)
The Fund follows a sustainable investing approach, combining rigorous financial analysis with equally rigorous environmental, social and governance (ESG) analysis in order to identify investments.	The Fund uses a "passive management"—or indexing — investment approach designed to track the performance of the MSCI EAFE ESG Index.

Under normal market conditions, the Fund will invest primarily in equity securities (such as common stock, preferred stock and equity securities convertible into common or preferred stock) of non-U.S. issuers. The International Fund's investments in securities of non-U.S. issuers may include investments in emerging markets, and may be diversified across countries or geographic regions, or focused on select geographic regions.

Under normal circumstances, the Fund invests more than 80% of its total assets in the component securities of the Index and in American Depositary Receipts, Global Depositary Receipts and Euro Depositary Receipts representing the component securities of the Index.

The Fund is not constrained by any particular investment style or capitalization range. The Fund may invest in "growth" stocks, "value" stocks or a combination of both. Additionally, the Fund may be diversified across multiple sectors and industries or focused on a limited number of sectors and industries.

The Fund may use a representative sampling strategy to achieve its investment objective, which means that it will not always hold the same securities in the same proportions as the Index.
The Fund's portfolio manager selects equity securities on a company-by- company basis primarily through the use of fundamental analysis.

PWM intends that, over time, the correlation between the Fund's performance and that of the Index, before fees and expenses, will be 95% or better. If the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments in the same industry or group of industries.

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Pax World International Fund (Target Fund)	Pax MSCI EAFE ESG Index ETF (Target Fund) and Pax World International ESG Index Fund (Acquiring Fund)
The International Fund may utilize derivatives for hedging and for investment purposes.

The Fund also may invest up to 20% of its total assets in certain futures, options and swap contracts, cash and cash equivalents, and stocks not included in the Index, but which PWM believes will help the Fund track the price and yield performance of the Index. Any investments in stocks or stock options not included in the Index will be evaluated by PWM for satisfaction of PWM's ESG criteria.

The Fund avoids investing in companies that its investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products, or engage in unethical business practices.

Comparison of Principal Investment Styles

The Acquiring Fund and EAPS have identical principal investment styles, as they both employ a passive strategy of seeking long-term growth of capital through investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Index using a representative sampling strategy. Unlike EAPS, the Acquiring Fund is not an ETF. The International Fund differs from both the Acquiring Fund and EAPS because it is an actively managed fund.

The International Fund seeks to invest in companies with sustainable business models that meet positive environmental, social and governance (ESG) standards. With respect to the 20% of total assets that may be invested in securities and other financial instruments not included in the MSCI EAFE ESG Index, the Acquiring Fund and EAPS also evaluate investments for satisfaction of PWM's ESG criteria.

PWM's environmental criteria include such issues as emissions (air, water and soil), pollution prevention, recycling and waste reduction, energy and resource efficiency, use of clean and renewable energy, climate change initiatives and other policies and practices focused on promoting sustainable development.

PWM's workplace criteria include such issues as diversity, equal opportunity based on gender, race, religion, age, disability or sexual orientation, workplace health and safety, labor-management relations, vendor standards and human rights, including indigenous peoples' rights.

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PWM's corporate governance criteria include such issues as board independence and diversity, executive compensation, auditor independence, shareholder rights, disclosure, conflict of interest, bribery and corruption, transparency, disclosure of political contributions, business ethics and legal and regulatory compliance.

PWM's community criteria include companies' commitment to and relationships with the communities in which they do business (including their commitment to sustainable development abroad), their philanthropic activities and, in the case of financial institutions, responsible lending practices.

PWM's product integrity criteria include analyses of such issues as product health and safety (including public health issues associated with product abuse and addiction), animal welfare, consumer issues and emerging technology issues.

The issues highlighted above are illustrative and do not necessarily reflect the full range of environmental, social and governance criteria PWM may apply in analyzing a particular security for investment. The availability of information about a company, issues associated with a particular industry, changing social conditions or other circumstances may affect the manner in which PWM's sustainability criteria are applied in a particular situation.

The International Fund may invest in affiliated and unaffiliated exchange traded funds (ETFs), including broad based market ETFs, commodity ETFs and currency ETFs, for hedging purposes or to gain market exposure. The International Fund may also invest in unaffiliated ETFs that have been evaluated under PWM's sustainability or ESG criteria. Finally, the International Fund may also invest, on a shorter-term basis (generally less than 90 days), in unaffiliated ETFs, credit default swaps on indices or other instruments for short term cash management purposes that are not evaluated under Pax World's sustainability or ESG criteria.

The Acquiring Fund may invest in futures, swap contracts, cash or other instruments for cash management purposes that are not evaluated under PWM's sustainability or ESG criteria, although such investments are not normally expected to exceed 5% of the Acquiring Fund's net assets. Additionally, when PWM is required to make an investment decision for the Acquiring Fund or EAPS on an expedited basis, PWM's sustainability analysis of the issuer may be based on a more limited set of facts than PWM would consider sufficient in the ordinary course. When a security is purchased under such circumstances, PWM will endeavor to complete its full sustainability analysis within a reasonable period following such purchase.

Comparison of Fundamental Investment Policies

If the Reorganizations occur, the Acquiring Fund will be subject to the fundamental investment policies of EAPS. The differences between the fundamental investment policies of the International Fund on one hand, and, on the other, the Acquiring Fund and EAPS are noted below. A "fundamental" investment policy is one that may not be changed without a shareholder vote.

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The Funds' fundamental policies are the same, except with regard to industry concentration. The International Fund may not concentrate more than 25% of the value of its assets in any one industry, but EAPS and the Acquiring Fund may do so if the Index is so concentrated. Additionally, although EAPS is authorized to be non-diversified, it has never operated as non-diversified, and the Acquiring Fund will be diversified. The Funds' fundamental investment policies are set forth below. The Funds may not:

Policy	Pax World International Fund (Target Fund)	Pax MSCI EAFE ESG Index ETF (Target Fund) and Pax World International ESG Index Fund (Acquiring Fund)
Borrowing/Issuing Senior Securities	Borrow money and/or issue senior securities except to the extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.	Borrow money and/or issue senior securities except to the extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.
Lending	Make loans, except that this policy shall not prohibit the purchase of debt obligations, entering into repurchase agreements or the lending of a Fund's portfolio securities.	Make loans, except that this policy shall not prohibit the purchase of debt obligations, entering into repurchase agreements or the lending of the Fund's portfolio securities.
Commodities

Purchase or sell commodities, except that a Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

Real Estate

Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities that are secured by interests in real estate.

Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

Underwriting

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

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Policy	Pax World International Fund (Target Fund)	Pax MSCI EAFE ESG Index ETF (Target Fund) and Pax World International ESG Index Fund (Acquiring Fund)
Diversification

Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

(Acquiring Fund) Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.
(EAPS) The fundamental policies of EAPS permit the Fund to act as a non-diversified fund, but the Fund has not operated as a non-diversified fund for the past three years and therefore, pursuant to Rule 13a-1, may not operate as a non-diversified fund without approval of its shareholders.
Industry Concentration	Concentrate more than 25% of the value of its assets in any one industry.

If the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments in the same industry or group of industries. If the Fund concentrates its investments in a particular industry or group of industries, the Fund will be more susceptible to the risks particular to such industry or group of industries than a fund that is not so concentrated.

Differences between the International Fund's principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Acquiring Fund may expose the International Fund's shareholders to

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new or increased risks. A comparison of the principal risks of investing in each Target Fund and the Acquiring Fund is provided under "Comparison of Principal Risks" below.

Comparison of Non-Fundamental Investment Policies

If the Reorganizations occur, the Acquiring Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of EAPS. The Funds' non-fundamental policies regarding illiquid securities and short selling are identical.

Comparison of Principal Risks

The principal risks associated with investments in the Acquiring Fund and EAPS are substantially identical because they follow the same investment strategy, except that shares of EAPS are subject to market trading risk. Market trading risk is the risk that no active trading market for shares will be developed or maintained. If an active market is not maintained, investors may find it difficult to buy or sell shares. Furthermore, although EAPS is permitted to act as though it is non-diversified, it has been diversified since its inception, and the Acquiring Fund will be diversified.

The principal risks associated with investments in the Acquiring Fund and the International Fund also share similarities because both Funds invest primarily in non-U.S. investments. However, unlike the International Fund, which is actively managed, the Acquiring Fund seeks to track the performance of an index and is therefore subject to non-correlation risk. In addition, unlike the International Fund, the Acquiring Fund will concentrate its investments in the same industry or group of industries if the index concentrates in an industry or group of industries, and is therefore subject to concentration risk, while the International Fund is not.

The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time. The Acquiring Fund is subject to the principal risks described below, except as specifically identified below. Similarities and any material differences between the Acquiring Fund's principal risks and those of the Target Funds are also identified below.

Risk	Pax World International Fund (Target Fund)	Pax MSCI EAFE ESG Index ETF (EAPS) and Pax World International ESG Index Fund (Acquiring Fund)
Market Risk	Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Fund's investments.	Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Fund's investments.

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Risk	Pax World International Fund (Target Fund)	Pax MSCI EAFE ESG Index ETF (EAPS) and Pax World International ESG Index Fund (Acquiring Fund)
Equity Securities Risk	Although Equity Securities Risk is not specifically identified as a principal risk of the Fund, the Fund is nonetheless subject to the risk as a result of its investments in such securities.

The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

Investment Approach and Management Risk

Although Investment Approach Risk is not specifically identified as a principal risk of the Fund, the Fund is nonetheless subject to the risk as a result of active management. Investment decisions regarding securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

The Fund invests in securities included in, or securities the Fund's investment adviser believes are representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund's performance would likely be adversely affected by a decline in the Index. Investment decisions made by Pax and the Fund's portfolio manager in pursuing the Fund's representative sampling strategy may cause the Fund to underperform the Index.

Concentration Risk	The Fund is not subject to Concentration Risk because it may not invest more than 25% of the value of its assets in any one industry.

If the Fund's Index concentrates in the securities of a particular industry or group of industries, the Fund will concentrate its investments in the same industry or group of industries. A fund that concentrates in, or otherwise invests a large portion of its assets in, a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries. In such case, the Fund may be more volatile than funds invested more broadly.

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Risk	Pax World International Fund (Target Fund)	Pax MSCI EAFE ESG Index ETF (EAPS) and Pax World International ESG Index Fund (Acquiring Fund)
Non-U.S. Securities Risk

Non-U.S. securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-U.S. markets may differ from U.S. markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-U.S. investments are also subject to the effects of local political, social, diplomatic or economic events.

Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Fund's investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for non-U.S. securities. Foreign governments may impose taxes which would reduce the amount of income and capital gain available to distribute to shareholders. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls. If the Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

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Risk	Pax World International Fund (Target Fund)	Pax MSCI EAFE ESG Index ETF (EAPS) and Pax World International ESG Index Fund (Acquiring Fund)
Currency Risk	Although Currency Risk is not specifically identified as a principal risk of the Fund, the Fund is nonetheless subject to the risk as a result of its investments.

Because the Fund's NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities held by the Fund goes up.

Issuer Risk	Although Issuer Risk is not specifically identified as a principal risk of the Fund, the Fund is nonetheless subject to the risk as a result of its investments.

The value of a security may fluctuate due to factors particular to the entity that issued the security (such as labor or materials shortages, production cost overruns, excess financial leverage, supply and demand issues or mismanagement) that are not common to that entity's industry or to the market generally.

Non-Correlation Risk	The Fund is not subject to this risk because it is actively managed and does not seek to track the performance of an index.

The performance of the Fund and of the Index may vary somewhat for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be able to be fully invested in the component securities of the Index. Any use of sampling techniques may affect the Fund's ability to achieve close correlation with the Index.

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Risk	Pax World International Fund (Target Fund)	Pax MSCI EAFE ESG Index ETF (EAPS) and Pax World International ESG Index Fund (Acquiring Fund)
Small and Medium Sized Company Risk

Securities of small and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

Investing in securities of small- and medium-sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt and erratic share price changes than larger, more established companies. Securities of these types of companies may have limited liquidity, and their prices may be more volatile. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

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Risk	Pax World International Fund (Target Fund)	Pax MSCI EAFE ESG Index ETF (EAPS) and Pax World International ESG Index Fund (Acquiring Fund)
Asian/Pacific Investment Risk	Although the Fund does not emphasize Asian/Pacific investments, it may be subject to Asian/Pacific investment risk to the extent of its investments in such securities.

Certain Asia and Pacific region economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Asia and Pacific region economies generally are dependent on the economies of Europe and the United States, especially with respect to agricultural products and natural resources. Political and social instability and deteriorating economic conditions may result in significant downturns and increased volatility in many Asia and Pacific region economies. Portions of the Asia and Pacific region have historically been prone to natural disasters such as tsunamis and droughts and the region is economically sensitive to environmental events. Any such event could have a significant adverse effect on Asia and Pacific region economies. The Australian and New Zealand economies, in particular, are dependent on exports from the agricultural and mining sectors, which make those economies particularly susceptible to fluctuations in the commodities markets. Australian and New Zealand economies are also increasingly dependent on their growing service industries. Economic events in any one country can have a significant economic effect on the entire Asia and Pacific region.

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Risk	Pax World International Fund (Target Fund)	Pax MSCI EAFE ESG Index ETF (EAPS) and Pax World International ESG Index Fund (Acquiring Fund)
European Investment Risk	Although European Investment Risk is not specifically identified as a principal risk of the Fund, the Fund is nonetheless subject to the risk as a result of its investments.

The Economic and Monetary Union of the European Union ("EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries. Additionally, eastern European markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

Derivatives Risk

Derivatives involve special risks and may result in losses. The values of derivatives can be very volatile, especially in unusual market conditions, and that volatility can be exacerbated by the use of leverage, which is common for derivative strategies. Derivatives may be illiquid, and may also be subject to the risk of nonperformance by a transaction counterparty. The Fund may not be able to enter into, or terminate, a derivatives position when desired. Derivatives are also subject to mispricing and improper valuation, and may increase the amount of taxes payable by shareholders.

Although the Fund does not emphasize investments in derivatives, it may be subject to derivatives risk to the extent of its investments in such securities.

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Risk	Pax World International Fund (Target Fund)	Pax MSCI EAFE ESG Index ETF (EAPS) and Pax World International ESG Index Fund (Acquiring Fund)
Growth Securities Risk

Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Although the Fund does not emphasize investments in growth securities, it may be subject to growth securities risk to the extent of its investments in such securities.
Value Securities Risk

Value securities are securities the investment adviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.

Although the Fund does not emphasize investments in value securities, it may be subject to value securities risk to the extent of its investments in such securities.

Comparison of Performance

No performance information is included here as the Acquiring Fund has not yet commenced investment operations.

ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION

Terms of Each Reorganization

The Board of each Fund has approved the Agreement. While shareholders are encouraged to review the Agreement, which has been filed with the SEC as an exhibit to the registration statement of which this combined Proxy/Information Statement/Prospectus is a part, the following is a summary of certain terms of the Agreement:

•  Each Reorganization is expected to occur before the end of the first quarter of 2014, subject to approval by the International Fund shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, each Reorganization may happen at any time agreed to by the applicable Target Fund and the Acquiring Fund, except that the transfer of assets from EAPS into the Acquiring Fund will be deemed to have occurred before the transfer of assets by the International Fund into the Acquiring Fund.

•  The Reorganization involving EAPS is contingent on shareholder approval of the Reorganization involving the International Fund. If shareholders of the International Fund do not vote to approve the Reorganization involving the

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International Fund, neither the Reorganization involving the International Fund nor the Reorganization involving EAPS will take place.

•  Each Target Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume all of the Target Fund's liabilities and will issue Acquisition Shares to the Target Fund. The value of each Target Fund's assets, as well as the number of Acquisition Shares to be issued to the Target Fund, will be determined in accordance with the Agreement. The Acquisition Shares will have an aggregate net asset value on the business day immediately preceding the closing of the Reorganization equal to the value of the assets received from each Target Fund, less the liabilities assumed by the Acquiring Fund in the transaction. The Acquisition Shares will immediately be distributed to Target Fund shareholders in proportion to their holdings of shares of the Target Fund, in liquidation of the Target Fund. As a result, shareholders of each Target Fund will become shareholders of the Acquiring Fund. No shareholders of any Target Fund will pay any sales charge to the Target Fund, Acquiring Fund or any of their affiliates in connection with its Reorganization.

•  The net asset value of each Target Fund and the Acquiring Fund will be computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the closing date of the applicable Reorganization.

Conditions to Closing for Each Reorganization

The completion of each Reorganization is subject to certain conditions described in the Agreement, including:

•  The Target Fund and the Acquiring Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•  A registration statement on Form N-14 relating to the Reorganization of the International Fund will have been filed with the SEC and will have become effective.

•  The shareholders of the International Fund will have approved the Agreement by the requisite vote.

•  The Target Fund will have received an opinion of Ropes & Gray LLP to the effect that, as described in more detail in the section entitled "Tax Status of the Reorganizations," the Target Fund generally will not recognize gain or loss, and the shareholders of the Target Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund shares for the Acquisition Shares of the Acquiring Fund in connection with the Reorganization.

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Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated and abandoned with respect to either Reorganization by mutual agreement of the Target Fund and the Acquiring Fund at any time prior to the closing date thereof, or by either the Target Fund or the Acquiring Fund in the event of a material breach of the Agreement by the other Fund or a failure of any condition precedent to the terminating Fund's obligations under the Agreement. In the event of a termination, PWM will bear all costs associated with the Reorganization.

Tax Status of the Reorganizations

The Reorganizations are intended to be tax-free reorganizations for federal income tax purposes. For the Reorganizations, Ropes & Gray LLP will deliver to each Target Fund an opinion (which opinion will be subject to certain qualifications), and the closing of the Reorganizations will be conditioned on receipt by the Target Funds of such opinion, substantially to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes:

(a)  The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(b)  Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Target Fund upon (i) the transfer of all its assets to the Acquiring Fund in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or (ii) the distribution of the Acquisition Shares by the Target Fund to its shareholders in liquidation, , except for (A) any gain or loss recognized on (1) "Section 1256 contracts" as defined in Section 1256(b) of the Code or (2) stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Reorganization (1) as a result of the closing, if any, of the tax year of the Target Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

(c)  Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Target Fund in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of all liabilities and obligations of the Target Fund;

(d)  Under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets of the Target Fund transferred to the Acquiring Fund will be the same as the Target Fund's tax basis of such assets immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (b) above;

23

(e)  Under Section 1223(2) of the Code, the Acquiring Fund's holding periods for the assets received from the Target Fund, other than certain assets with respect to which gain or loss is required to be recognized as described in (b) above, will include the periods during which such assets were held by the Target Fund;

(f)  Under Section 354 of the Code, no gain or loss will be recognized by the Target Fund's shareholders upon the exchange of all of their shares of the Target Fund for the Acquisition Shares;

(g)  Under Section 358 of the Code, the aggregate tax basis of Acquisition Shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Fund's shares exchanged therefor;

(h)  Under Section 1223(1) of the Code, a Target Fund shareholder's holding period for the Acquisition Shares received will be determined by including the shareholder's holding period for the Target Fund shares exchanged therefor, provided the shareholder held such Target Fund shares as capital assets on the date of the exchange; and

(i)  The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

Each opinion will be based on certain factual certifications made by officers of the Target Fund and the Acquiring Fund, and will also be based on customary assumptions. Each opinion will note and distinguish certain published precedent. The opinions are not guarantees that the tax consequences of the reorganizations will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinions. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in the shareholder's Target Fund shares and the fair market value of the shares of the Acquiring Fund the shareholder received.

The Reorganizations are expected to be tax-free reorganizations for federal income tax purposes. This means that neither shareholders nor the Target Funds are expected to recognize gain or loss directly as a result of the Reorganizations. The reorganizations are expected to end the tax year of the International Fund, which may accelerate distributions from the International Fund to shareholders. Specifically, the International Fund may recognize any net tax-exempt investment income, any net investment company taxable income (computed without regard to the deduction for dividends paid), and any net capital gains, including those realized on disposition of portfolio securities in connection with the International Fund's Reorganization (after reduction by any available capital loss carryforwards), or net capital losses in the potential short tax year ending on the date of such Reorganization, and may declare and pay a distribution of such income and any such

24

net capital gains remaining after reduction of any available capital loss carryforwards to their shareholders on or before that date.

Significant dispositions of the International Fund's assets are expected in connection with the Reorganizations. Some or all of those dispositions may, depending on market conditions, be effected prior to the Reorganizations. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the International Fund's basis in such assets. Any capital gain recognized in these sales on a net basis (offset by any available capital loss carryovers) will be distributed to the International Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gain distributed) and/or ordinary dividends (to the extent of net realized short-term capital gain distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Based on the International Fund's holdings as of November 30, 2013, the Registrant estimates that approximately half of the International Fund's holdings will be sold, resulting in estimated trading costs of less than $20,000, and producing an estimated net realized capital gain, if realized as of such date, of approximately $3,100,000. The International Fund expects to have capital loss carryovers available to cover most or all of such amount of gains.

The cost basis of shares in the Target Funds are expected to carry over, and the holding periods of such shares to "tack" to those of the new shares in the Acquiring Fund.

The unrealized capital gains, unrealized capital losses, and capital loss carryforwards of the Acquiring Fund may be different from those of the International Fund and EAPS. If the Reorganizations occur, shareholders of the Target Funds may experience an increase in the shareholder's proportionate share of unrealized capital gains or a decrease in the shareholder's proportionate share of unrealized capital losses and/or capital loss carryforwards as a result of the Reorganizations, which could accelerate the timing of taxable distributions to shareholders.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations in light of their individual circumstances, and as to the applicability and effect of state, local, non-U.S. and other tax laws.

Reasons for the Proposed Reorganizations and Board Deliberations

The Board of your Target Fund believes that reorganizing your Target Fund into an investment company that invests primarily in foreign equity securities of companies using a sustainable investing approach that is part of the Pax World

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family of funds and is advised by PWM offers you potential benefits. These potential benefits include:

•  Potential for the Acquiring Fund to attract additional assets, which may reduce per share operating expenses in the long term;

•  Continuity of portfolio management, since PWM will be the investment adviser to the Acquiring Fund and the portfolio manager of EAPS will serve as portfolio manager of the Acquiring Fund; and

•  PWM's experience and resources in managing mutual funds.

In addition, it is expected that the operating expenses that would be borne by the International Fund shareholders following the Reorganizations would be lower. The Board of your Target Fund, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Target Funds or of any other company or series participating in the Reorganizations, has also determined that the Reorganizations are in the best interests of the Target Funds and that your interests will not be diluted as a result of the Reorganizations.

Board Recommendation and Required Vote

The Board of the International Fund unanimously recommends that shareholders of the International Fund approve the proposed Agreement.

The Agreement must be approved by the affirmative vote of a majority of the outstanding voting securities as of the record date of the International Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Target Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Target Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Target Fund.

If the Agreement is not approved, the Board will consider what further action should be taken.

SECTION B — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting. Shareholders of record of the International Fund on January 6, 2014 (the "Record Date") are entitled to vote at the Meeting. Each whole share (or fractional share) outstanding on the record date shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U. S. dollars determined at the close of business on the record date. The total number of shares of each class of the International Fund outstanding,

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and the total number of votes to which shareholders of such class are entitled, as of the Record Date, are set forth below.

	Institutional Class	Individual Investor Class	Class R
Pax World International Fund
Shares Outstanding/Total Votes to which Entitled	1,056,555	3,656,051	50,498

Quorum and Methods of Tabulation. A quorum is required for shareholders of the International Fund to take action at the Meeting. For the International Fund, 30% of the votes entitled to be cast shall constitute a quorum at a Shareholders' meeting.

All shares represented at the Meeting in person or by proxy will be counted for purposes of establishing a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum but not toward the approval of any proposal. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.) With respect to the International Fund Reorganization, abstentions and broker non-votes will have the effect of votes against the proposal. The International Fund may request that selected brokers and nominees, in their discretion, return uninstructed shares of the International Fund, if doing so is necessary to obtain a quorum.

If your shares are held in an IRA account, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Shareholder Proxies. If you properly authorize your proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and your proxy is not subsequently revoked, your vote will be cast at the Meeting and at any postponement or adjournment thereof. If you give instructions, your vote will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your vote will be cast in favor of the International Fund Reorganization. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any proposal are not received. If you intend to vote in person at the Meeting, please call 1.800.767.1729 to obtain important information regarding your attendance at the Meeting, including directions.

Proxy Statement Delivery. "Householding" is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Certain shareholders of the Target Funds who share a common address and who have not

27

opted out of the householding process may receive a single copy of the combined Proxy/Information Statement/Prospectus along with the proxy cards. If you received more than one copy of the combined Proxy/Information Statement/Prospectus, you may elect to household in the future if permitted by your financial intermediary. Contact the financial intermediary through which you purchased your shares to determine whether householding is an option for your account. If you received a single copy of the combined Proxy/Information Statement/Prospectus, you may opt out of householding in the future by contacting your financial intermediary.

An additional copy of this combined Proxy/Information Statement/Prospectus may be obtained by calling the Target Funds, toll free, at 1.800.767.1729 or by writing to Pax World at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

Revoking Your Proxy. If you execute, date and submit a proxy card, you may revoke your proxy prior to the Meeting by calling the number on your proxy card, or change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by internet or telephone on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by internet or telephone, you may change your vote prior to the Meeting by authorizing a subsequent proxy by internet or telephone or by completing, signing and returning a proxy card dated as of a date that is later than your last internet or telephone proxy authorization or by attending the Meeting and casting your vote in person. Merely attending the Meeting without voting will not revoke your prior proxy.

Solicitation of Proxies. The Board of the International Fund is asking for International Fund shareholders to vote and to vote as promptly as possible. Proxies will be solicited primarily through the mailing of the Proxy/Information Statement/Prospectus and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the International Fund or by employees or agents of PWM and its affiliated companies.

Shareholder Proposals. The Target Funds do not hold annual meetings of shareholders. Nonetheless, the Board of the Target Funds may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the trust of which each Target Fund is a series. Shareholders of a Target Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Target Fund for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Target Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. If the Reorganizations occur, there will be no further meetings of shareholders of either Target Fund.

Other Business. The Board of each Target Fund does not know of any matters to be presented at the Meeting other than the Reorganizations. If other business should

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properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such proposal, against such an adjournment. PWM or its affiliates will bear the costs of any additional solicitation or any adjourned sessions.

SECTION C — CAPITALIZATION AND OWNERSHIP OF FUND SHARES

This section contains the following information about the Acquiring Fund and the Target Funds (all information is shown for the most recently ended fiscal year unless otherwise noted):

Table	Content
C-1	Current and pro forma capitalization of each Target Fund and the Acquiring Fund
C-2	Current and pro forma ownership of shares of each Target Fund and the Acquiring Fund

The Funds' Investment Manager and Distributor. Pax World Management LLC, 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801, is the investment adviser for each Target Fund. ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, is the distributor for each Target Fund.

Capitalization of Target Funds and Acquiring Fund

The following table shows the capitalization as of November 30, 2013 for each Target Fund and, with respect to the Acquiring Fund, on a pro forma basis, assuming the proposed Reorganizations had taken place as of that date. The pro forma combined net assets are determined by adding the net assets of the Target Funds and the net assets of the Acquiring Fund. The pro forma combined shares outstanding are determined by dividing the net assets of the Target Funds by the net asset value per share of the Acquiring Fund and adding the actual shares outstanding of the Acquiring Fund.

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Table C-1. Current and Pro Forma Capitalization of each Target Fund and the Acquiring Fund

Fund	Net assets	Net asset value per share	Shares outstanding*
Pax World International Fund (Target Fund)
Institutional Shares	$10,003,297	$9.35	1,069,468
Individual Investor Shares	$34,062,149	$9.32	3,656,241
Class R Shares	$465,538	$9.26	50,251
Pax MSCI EAFE ESG Index ETF (EAPS) (Target Fund)
All Shares	$53,870,302	$29.12	1,850,000
Pax World International ESG Index Fund (Current) (Acquiring Fund)
Institutional Shares	N/A	N/A	N/A
Individual Investor Shares	N/A	N/A	N/A
Class R Shares	N/A	N/A	N/A
Pax World International ESG Index Fund (Pro Forma) (Combined)**
Institutional Shares	$63,829,933	$9.31	6,855,752
Individual Investor Shares	$33,912,867	$9.28	3,656,241
Class R Shares	$463,486	$9.22	50,251

*  Pro forma shares outstanding are calculated by dividing the net assets of the applicable Target Fund by the net asset value per share of the Acquiring Fund and adding the result to the number of shares of such Acquiring Fund currently outstanding.

**  Reflects reduction in assets of the International Fund of reorganization costs, estimated at $195,000, to be borne by shareholders of the International Fund.

Ownership of Target Fund and Acquiring Fund Shares

The following table provides information on each person who may be deemed to be a "control person" (as that term is defined in the 1940 Act) of a Fund as of November 30, 2013 because it owns, directly or indirectly, of record more than 25% of the outstanding shares of the Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund's outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

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Fund	Shareholder Account Registration	Percentage of Fund	Percentage of Fund following Reorganization
Pax World International Fund (Target Fund)	None	—	—
Pax MSCI EAFE ESG Index ETF (EAPS) (Target Fund)	CONVERGEX EXECUTION SOLUTIONS LLC	38%	0%
	CREDIT SUISSE FIRST BOSTON CORP	30%	0%
Pax World International ESG Index Fund (Current) (Acquiring Fund)	PAX WORLD MANAGEMENT LLC	100%	<1%
Pax World International ESG Index Fund (Pro Forma) (Acquiring Fund)	None	—	—

The following table provides information on shareholders who owned of record or, to the knowledge of the Fund, beneficially, more than 5% of any class of a Fund's outstanding shares as of November 30, 2013 and following the Reorganizations. As of November 30, 2013, the officers and directors/trustees of each Fund, as a group, owned less than 1% of the outstanding shares of each class of such Fund.

Table C-2. Current and Pro Forma Ownership of Fund Shares

Fund

Pax World International Fund (Target Fund)

5% Owners	Share Class	Percent of Shares Held	Percent of Shares Held Following the Reorganization
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Individual Investor Class	28.33%	N/A
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Individual Investor Class	8.40%	N/A
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Institutional Class	42.56%	N/A

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5% Owners	Share Class	Percent of Shares Held	Percent of Shares Held Following the Reorganization
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Institutional Class	26.76%	N/A
MLPF&S INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Institutional Class	5.69%	N/A
DBTCO 0 PO BOX 747 DUBUQUE IA 52004-0747	Institutional Class	5.02%	N/A
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Class R	67.87%	N/A
FRONTIER TRUST COMPANY FBO NELSON/NYGAARD PROFIT SHARING & 401 038014 PO BOX 10758 FARGO ND 58106-0758	Class R	9.44%	N/A
MID ATLANTIC TRUST COMPANY FBO ENVIRONMENTAL MANAGEMENT ASSOC 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	8.60%	N/A
SCOTT LEWIS FBO BRIGHTWORKS NORTHWEST LLC 401(K) PROFIT SHARING PLAN & TRUST PO BOX 10579 PORTLAND OR 97296-0579	Class R	5.42%	N/A

Pax MSCI EAFE ESG Index ETF (EAPS) (Target Fund)

5% Owners	Share Class	Percent of Shares Held	Percent of Shares Held Following the Reorganization
CONVERGEX EXECUTION SOLUTIONS LLC	N/A	37.84%	N/A
CREDIT SUISSE FIRST BOSTON CORP	N/A	29.73%	N/A
CITIGROUP GLOBAL MARKETS INC	N/A	13.51%	N/A
UBS SECURITIES LLC	N/A	13.51%	N/A
GOLDMAN SACHS EXECUTION & CLEARING	N/A	5.41%	N/A

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Pax World International ESG Index Fund (Current) (Acquiring Fund)

5% Owners	Share Class	Percent of Shares Held	Percent of Shares Held Following the Reorganizations
PAX WORLD MANAGEMENT LLC 30 PENHALLOW ST STE 400 PORTSMOUTH NH 03801	Individual Investor Class	100.00%	<1%
PAX WORLD MANAGEMENT LLC 30 PENHALLOW ST STE 400 PORTSMOUTH NH 03801	Institutional Class	100.00%	<1%
PAX WORLD MANAGEMENT LLC 30 PENHALLOW ST STE 400 PORTSMOUTH NH 03801	Class R	100.00%	<1%

Pax World International ESG Index Fund (Pro Forma) (Acquiring Fund)

5% Owners	Share Class	Percent of Shares Held	Percent of Shares Held Following the Reorganizations
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Individual Investor Class	28.33%	28.33%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Individual Investor Class	8.40%	8.40%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Institutional Class	42.56%	6.66%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Institutional Class	26.76%	4.19%
MLPF&S INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Institutional Class	5.69%	0.89%
DBTCO 0 PO BOX 747 DUBUQUE IA 52004-0747	Institutional Class	5.02%	0.79%

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5% Owners	Share Class	Percent of Shares Held	Percent of Shares Held Following the Reorganizations
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Class R	67.87%	67.87%
FRONTIER TRUST COMPANY FBO NELSON/NYGAARD PROFIT SHARING & 401 038014 PO BOX 10758 FARGO ND 58106-0758	Class R	9.44%	9.44%
MID ATLANTIC TRUST COMPANY FBO ENVIRONMENTAL MANAGEMENT ASSOC 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	8.60%	8.60%
SCOTT LEWIS FBO BRIGHTWORKS NORTHWEST LLC 401(K) PROFIT SHARING PLAN & TRUST PO BOX 10579 PORTLAND OR 97296-0579	Class R	5.42%	5.42%

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Exhibit A

Costs of the Reorganizations

The International Fund will bear the expenses associated with the Reorganizations. Expenses associated with the Reorganizations include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Proxy/Information Statement/Prospectus, and any filings with the SEC and/or other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; and (3) the legal and other fees and expenses, including, without limitation, accounting, transfer agency and custodial expenses, incurred in connection with the Reorganizations.

The estimated costs of the Reorganizations expected to be borne by the International Fund in the aggregate and on a per-share basis based on shares outstanding as of November 30, 2013, are set forth below:

	Total Costs Estimated to be Borne
Fund	Total	Per Share
Pax World International Fund (Target Fund)	$195,000	$0.04

Should the Reorganizations fail to occur, PWM will bear all costs associated with the Reorganizations.

Based on the operating expense ratios shown in the Fees and Expenses section above for the International Fund, it is projected that, after the Reorganizations, shareholders of the International Fund will benefit from operating expense savings that will offset the expenses of the Reorganizations. However, the benefit of those projected expense savings will not be realized immediately. It is projected that the aggregate expense savings for shareholders of the International Fund will not exceed the expenses of the Reorganizations until approximately nine months after the Reorganizations.

If a shareholder redeems his or her International Fund shares prior to the indicated time, the shareholder will receive no net benefit from the projected expense savings.

A-1

Exhibit B

Additional Information Applicable to the Acquiring Fund

Below is information regarding the Acquiring Fund. All references to the Fund in this Exhibit B refer to the Acquiring Fund, unless otherwise noted.

Fund Management and Compensation (for the Acquiring Fund)

PWM, 30 Penhallow Street, Suite 400, Portsmouth, NH, 03801 is the investment adviser to the Fund. As of November 30, 2013, PWM had approximately $3.1 billion in assets under management. PWM currently manages investments for clients other than the Fund, and may continue to do so in the future. More than 75% of PWM's capital stock is currently owned by Mr. Laurence A. Shadek and members of his family. As a result, the Shadek family may be deemed to "control" PWM.

Pursuant to the terms of an investment advisory agreement (the "Management Contract"), PWM, subject to the supervision of the Board, is responsible for managing the assets of the Fund in accordance with the Fund's investment objectives, investment strategies and investment policies. A discussion regarding the basis for the Board of Trustees' approval of the Management Contract will be available in the Fund's first report to shareholders. Pursuant to the Management Contract, PWM has contracted to furnish the Fund continuously with an investment program, determining what investments to purchase, sell and exchange for the Fund and what assets to hold uninvested. Pax also has contracted to pay all of the Fund's costs and expenses, excluding taxes, charges of governmental agencies, interest incurred on borrowing by the Fund, if any, portfolio transaction expenses, extraordinary expenses, and any fees payable pursuant to a plan adopted under Rule 12b-1 under the 1940 Act. In return for such services, the Fund pays a unified management fee to PWM at the following annual rates (expressed as a percentage of the average daily net assets of the Fund).

Acquiring Fund	Percentage of Fund's Average Daily Net Assets
Pax World International ESG Index Fund	0.55%

Portfolio Managers

Information about the portfolio manager who is primarily responsible for overseeing the Fund's investments is shown below. The Merger SAI provides more information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

Pax World International ESG Index Fund

Christopher H. Brown, Portfolio Manager, has managed the Fund since its inception. Mr. Brown, working with other members of PWM's investment team, is primarily responsible for the day-to-day management of the Fund.

How Share Price is Determined

The net asset value per share ("NAV") of each class of the Fund's shares is determined by dividing the total value of the Fund's net assets attributable to that class (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding of that class.

The NAV of the Fund is determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the "NYSE Close") on the New York Stock Exchange on each day (a "Business Day") that the New York Stock Exchange is open for trading.

The Fund's investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see "Pricing of Fund Shares" in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Fund's investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so called "fair value pricing"). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

The Fund may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and the usual time of valuation. The Fund's use of fair value pricing may help deter short-term trading activity as discussed below under "Frequent Purchases and Redemptions of Fund Shares."

For purposes of calculating NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the net asset value of the Fund's shares may change on days when an investor is not able to purchase, redeem or exchange shares.

Type of Shares Available

The Acquiring Fund offers three share classes: Institutional Shares, Individual Investor Shares, and Class R shares. Each share class represents an investment in the same portfolio of securities, but each class has its own expense structure.

Factors you should consider in choosing a class of shares include:

•  how long you expect to own the shares;

•  how much you intend to invest;

•  the total expenses associated with owning shares of each class;

•  whether you qualify for any reduction or waiver of any applicable sales charges and

•  whether you plan to take any distributions in the near future.

Each investor's financial considerations are different. You should speak with your financial representative to help you decide which share class is best for you.

The chart below summarizes the features of the share class. This chart is only a general summary, and you should read the description of the Fund's expenses in the "Fees and Expenses" section of the Proxy/Information Statement/Prospectus.

	Institutional Class	Individual Investor Class		Class R
Minimum Initial Investment(1)	$250,000	$1,000	(2)	None(3)
Minimum Subsequent Investment	None	$50		None
Maximum Investment	None	None		None
Maximum Initial Sales Charge	None	None		None
Maximum Contingent Deferred Sales Charge	None	None		None
Maximum Distribution and Service Fees	None	0.25%		0.50%

(1)  May be waived in the sole discretion of the Fund, PWM or the Fund's distributor.

(2)  Investment minimums do not apply to purchases of Individual Investor Class shares of the Fund by SIMPLE and SEP individual retirement accounts (IRAs).

(3)  Specified benefit plans and financial service firms may impose higher investment minimums. Investors should contact their plan administrator or financial service firm for information.

Institutional Class Eligibility

Institutional Class shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement* for purchases of Institutional Class shares:

•  Retirement and other benefit plans

•  Endowment funds and foundations

•  Any state, county or city, or its instrumentality, department, authority or agency

•  Accounts registered to insurance companies, trust companies and bank trust departments

•  Any entity that is considered a corporation for tax purposes

•  Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting or similar services; or (ii) have entered into an agreement with the Fund's Distributor to offer Institutional Class shares through a no-load program or investment platform.

•  Investment companies both affiliated and not affiliated with the adviser

*  The minimum initial investment is $250,000. The minimum initial investment requirement may be waived, in the Fund's sole discretion, for investors in certain fee-based, wrap or other investment platform programs that do not require the Fund to pay any type of administrative payments per shareholder account to any third party. The minimum initial investment is also waived for investors who received and have continuously held Institutional Class Shares of the Fund upon the reorganization of the International Fund into the Fund and their (a) spouses or equivalents, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law. The Fund may waive the minimum initial investment for other categories of investors at its discretion.

Class R Share Eligibility

Class R shares of the Fund generally are available to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts with respect to which the plan or the plan's financial service firm has an agreement with the Fund's distributor or PWM to use Class R shares in certain investment products or programs (collectively, "specified benefit plans"). Class R shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect the Fund as an investment option. Plan participants may be permitted to elect different investment options, to alter the amounts contributed to the plan, or to change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

How to Buy Shares

Pax World serves the retail, advisor, retirement and institutional markets with a full array of share classes. Shares may be purchased directly in the Institutional Class, the Individual Investor Class or the Class R of the Fund, subject to the limitations set forth in this Proxy/Information Statement/Prospectus.

You or your financial representative may obtain an account application from the Fund's website at www.paxworld.com or by contacting Pax World at 800.767.1729. The completed application, along with a check made payable to "the Pax World Mutual Funds" (or any other form of payment acceptable to the Fund in its discretion), must then be returned to the following address:

REGULAR MAIL(1)	OVERNIGHT OR EXPRESS MAIL
Pax World Mutual Funds P.O. Box 55370 Boston, MA 02205-5370	Pax World Mutual Funds C/O BFDS 30 Dan Road Suite #55370 Canton, MA 02021-2809

(1)  Orders will not be considered "received" by the Fund for purposes of determining the price at which they will effected until they have been delivered to BFDS' Canton facility.

Investors wishing to pay for shares by wire transfer (or by any other payment method) should contact Pax World at 800.372.7827.

Share purchases will not be processed until full payment is received. Share ownership shall be recorded on the books of the transfer agent in an account under the purchaser's name, and a confirmation of the purchase will be issued to the purchaser showing the account number and the number of shares owned.

Investment Minimums

Shares of the Fund are offered for sale on a continuous basis at the offering price, which is NAV. Generally, share purchases are subject to the minimum investment amounts set forth below. A shareholder's financial advisor may establish higher investment minimums.

	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Class Shares	$250,000	None
Individual Investor Class Shares	$1,000	$50
Class R Shares	None	None

The Fund may waive investment minimums and any applicable service fees for initial and subsequent purchases for investors who purchase shares through (1) certain omnibus accounts, (2) certain wrap-fee programs that offer asset allocation services and charge an asset-based feel, and (3) certain employer-sponsored retirement plans. In addition, the Fund may waive investment minimums and any applicable service fees in other circumstances at its discretion.

In General

Generally, if a purchase order is received in proper form by Trust I's transfer agent by the NYSE Close, the shares will be purchased at the net asset value determined as of that day (plus any applicable sales charges); otherwise, the shares will be purchased at the net asset value next determined (plus any applicable sales charges).

There are certain exceptions when an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange and then transmitted to the transfer agent after the net asset value has been calculated for that day (in which case the order may be processed at that day's net asset value, plus any applicable sales charges). In such cases, it is the financial institution's responsibility to transmit orders so that they will be received by Trust I's transfer agent (or such other entity) on a timely basis.

Investors who purchase shares through certain benefit plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the transfer agent for execution.

Trust I does not process orders on days when the New York Stock Exchange is closed. If a purchase order is received by the transfer agent on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day's net asset value, plus any applicable sales charges.)

Trust I reserves the right to refuse a purchase if, in the judgment of PWM, the purchase would adversely affect the Fund and its shareholders. In particular, Trust I and PWM each reserve the right to utilize various measures including, but not limited to, restricting purchases of Fund shares or closing an account when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions will vary according to the particular circumstances.

Federal law requires all financial institutions to obtain and record personal information about an investor to verify the investor's identity. If an investor refuses to provide such information, the Fund and other financial institutions may be unable to open an account for such investor. The Fund reserves the right to reject any purchase order (including via an exchange) or to suspend or to modify the continuous offering of shares. The Fund further reserves the right to close an account (or to take such other steps as the Fund deems reasonable) for any lawful reason, including but not limited to the suspicion of fraud or other illegal activity in connection with the account.

Share Certificates

The Fund does not issue share certificates.

Financial Advisors

A shareholder's financial advisor can help the shareholder purchase shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Fund.

Purchasing Additional Shares

Investing by Mail

Shareholders may purchase additional Institutional Class or Individual Investor Class shares of the Fund by mailing a check to the address above under the caption "Purchases — Investing by Mail" with a letter setting forth the account number and Fund name or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to "Pax World Mutual Funds" and, if not stated in an accompanying letter, should clearly indicate the account number and Fund name. A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record. Please note that shares purchased by check are not immediately available for redemption. See the section captioned "How to Sell Shares" below for more information.

Investing by Telephone

In order to purchase additional Institutional Class or Individual Investor Class shares of the Fund by telephone, a shareholder must provide bank information for electronic (ACH) transfers on his or her initial application form or an Shareholder Services Form (the Shareholder Services Form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800.372.7827).

For shareholder protection and to prevent fraudulent purchases, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record.

The Fund reserves the right to cancel any telephone purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See the section captioned "How to Sell Shares" below for more information.

Investing by Wire Transfer

For an existing account to purchase additional Institutional Class or Individual Investor Class shares by wire transfer, please telephone Pax World toll-free at 800.372.7827 to notify us of your intent to purchase shares of the Fund by wire transfer.

Bank Name: State Street Bank & Trust Co.
ABA Number: 011000028
Account Number: 99058570
For Further Credit: Fund Name, Shareholder Name, Account #

A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record. Shares will be purchased at the net asset value next determined after the wire is received.

Investing Online

In order to purchase additional Institutional Class or Individual Investor Class shares of the Fund online, a shareholder must provide bank information for electronic (ACH) transfers on his or her initial application form or an Shareholder Service Form (the Shareholder Service Form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800.372.7827); and then go to www.paxworld.com, use his or her User ID and password to access his or her account and follow the on-screen instructions to purchase shares.

A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record. The Fund reserves the right to cancel any online purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See the section captioned "How to Sell Shares" below for more information.

Automatic Investment Plan Under the Pax World Automatic Investment Plan, a shareholder may make regular monthly or quarterly purchases of Institutional Class or Individual Investor Class shares via an automatic debit from a bank account. For additional information about this service, please contact Pax World toll-free at 800.372.7827 between the hours of 8:00 a.m. and 6:00 p.m., Eastern time, or visit the Pax World website at www.paxworld.com. A written confirmation of purchases made under an Automatic Investment Plan will be made through a quarterly statement sent to the shareholder at his or her address of record.

Financial Advisors A shareholder's financial advisor can help the shareholder purchase additional Institutional Class or Individual Investor Class shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Fund.

Purchases of Class R Shares

Class R shares of the Fund are continuously offered to specified benefit plans. Plan participants may purchase Class R shares through their specified benefit plan or service provider. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or to the distributor. Specified benefit plans and financial service firms may charge a fee for such services, which may change over time and which could reduce a shareholder's investment returns on Class R shares of the Fund.

A specified benefit plan may also purchase Class R shares directly from the Trust. To make direct investments, a plan administrator must open an account at the Fund and send payment for Class R shares by mail.

Specified benefit plans that wish to invest directly by mail should send a check payable to "Pax World Mutual Funds" along with a completed and signed new account application:

by regular mail to:	or, by overnight delivery to:
Pax World Mutual Funds P.O. Box 55370 Boston, MA 02205-5370	Pax World Mutual Funds C/O BFDS 30 Dan Road, Suite 55370 Canton, MA 02021-2809 Toll-Free Telephone: 800.372.7827

Orders will not be considered "received" by the Fund for purposes of determining the price at which they will be effected until they have been delivered to BFDS' Canton facility.

Class R share purchases will not be processed until full payment is received. Class R shares of the Fund will be held in a plan participant's account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, specified benefit plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant's agent. In most cases, the transfer agent will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan.

Confirmation of purchase will be issued to the specified benefit plan or plan shareholder that purchased the shares.

Specified benefit plans may make subsequent Class R share purchases by mailing a check to the address above with a letter setting forth the account number and Fund name or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to "Pax World Mutual Funds" and, if not stated in an accompanying letter, should dearly indicate the account number and Fund name. The Fund reserves the right to require payment by wire or U.S. bank check.

Please note that the Trust cannot accept money orders or cashier's, third-party, traveler or starter checks.

How to Sell Shares

Redemptions of Institutional Class and Individual Investor Class Shares

Shareholders may redeem (sell) Institutional Class or Individual Investor Class shares of the Fund as described below for cash at the net asset value per share next determined after the Fund's transfer agent receives a redemption request in proper form. A redemption request must be in writing and the signature(s) on the redemption request (and on the share certificates or stock transfer power, if the shares are certificated) must be guaranteed by an "eligible guarantor institution" if the proceeds of the redemption:

•  exceed $50,000;

•  are to be paid to a person other than the record owner;

•  are to be sent (i) to an address other than the address on the transfer agent's records or (ii) within 30 days after the transfer agent has been notified of an address change; or

•  are being sent by wire or ACH transfer to a bank account other than the one that is preauthorized on the transfer agent's records.

An "eligible guarantor institution" includes any domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in a medallion program recognized by the Securities Transfer Agents Association. The three recognized medallion programs are:

•  Securities Transfer Agents Medallion Program (STAMP);

•  Stock Exchanges Medallion Program (SEMP); and

•  New York Stock Exchange, Inc. Medallion Signature Program (MSP).

Signature guarantees made by entities that are not a part of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of more than a certain dollar amount. The Trust's transfer agent reserves the right to request additional information from, and to make reasonable inquiries of, any eligible guarantor institution.

Generally, payment for Institutional Class or Individual Investor Class shares redeemed will be made by check, electronic (ACH) transfer or wire transfer within seven days after receipt by the Trust's transfer agent of the redemption request (and share certificates, if the shares are certificated) in proper form. Redemptions and/or payments for shares redeemed may be suspended for more than seven days when trading on the New York Stock Exchange is restricted or during an emergency that makes it impractical for the Fund to dispose of its securities or to determine fairly the value of their net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors. The Fund charges a fee of $10.00 for each wire redemption, subject to change without notice.

Institutional Class and Individual Investor Class shares purchased by check or electronic (ACH) transfer are held in escrow by the Trust's transfer agent until the check has been collected or the payment has been received, which may take up to 10 days. Payment for shares redeemed will be delayed in such cases until the transfer agent has confirmed receipt of payment for such shares.

Redeeming by Mail

An Institutional Class or Individual Investor Class shareholder may request a redemption of up to $50,000 by written request signed by all account owners exactly as their names appear on the records of the Trust's transfer agent. If some or all of the shares are certificated, then the certificates, signed in the name(s) shown on the faces of the certificates, must be received by the transfer agent before the redemption request will be processed. If a corporation, partnership, trust or fiduciary requests redemption, written evidence of authority acceptable to the transfer agent must be submitted before the redemption request will be processed. Written redemption requests and all related documents and instruments should be directed to the transfer agent:

by regular mail to:	or, by overnight delivery to:
Pax World Mutual Funds P.O. Box 55370 Boston, MA 02205-5370	Pax World Mutual Funds C/O BFDS 30 Dan Road, Suite 55370 Canton, MA 02021-2809 Toll-Free Telephone: 800.372.7827

Orders will not be considered "received" by the Fund for purposes of determining the price at which they will be effected until they have been delivered to BFDS' Canton facility.

Redeeming by Telephone

An Institutional Class or Individual Investor Class shareholder may request a redemption of at least $1,000 by telephone. Telephone redemptions may not exceed $50,000. The proceeds from a telephone redemption may be paid only to the record owner(s), may be sent only to the record address or to a pre-authorized bank account and cannot be made within 30 days after the transfer agent has been notified of an address change for the account. If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.

In order to redeem Institutional Class or Individual Investor Class shares by telephone, a shareholder must telephone Pax World toll-free at 800.372.7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

For shareholder protection and to prevent fraudulent redemptions, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record.

Redeeming Online

An Institutional Class or Individual Investor Class shareholder may request a redemption of no more than $50,000 online. The proceeds from an online redemption may be paid only to the record owner(s), may be sent only to the record address or to a preauthorized bank account. Redemptions to the address of record cannot be made within 30 days after the transfer agent has been notified of an address change for the account. If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.

In order to redeem Institutional Class or Individual Investor Class shares online, a shareholder must go to www.paxworld.com, use his or her User ID and password to access his or her account and follow the on-screen instructions to redeem shares.

A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record.

Voluntary Withdrawal Plan A voluntary, systematic withdrawal plan is available to Institutional Class or Individual Investor Class shareholders with account balances of $10,000 or more, which provides for monthly, bi-monthly, quarterly or semi-annual withdrawals. For additional information about this service please contact Pax World toll-free at 800.372.7827 between the hours of 8:00 a.m. and 6:00 p.m., Eastern time, or visit the Pax World website at www.paxworld.com. A written confirmation of redemptions made under a Voluntary Withdrawal Plan will be made through a quarterly statement sent to the shareholder at his or her address of record.

Financial Advisors A shareholder's financial advisor can help the shareholder redeem Institutional Class or Individual Investor Class shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Fund.

Redemption of Class R Shares

Class R Investors may redeem (sell) shares of the Fund through their plan administrator. Class R shares are redeemed for cash at the net asset value per share next determined after the transfer agent receives a redemption request in proper form. A redemption request must be in writing.

Specified benefit plans and financial service firms may impose various additional fees for their services in processing redemption requests, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Fund. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Trust or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Trust or the transfer agent and may charge for their services.

Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Trust in good order.

In General

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Involuntary Redemptions Due to the relatively high costs of maintaining small accounts, shareholders are asked to maintain an account balance in the Fund equal to at least the minimum investment necessary to open the account. The Trust reserves the right to redeem all shares held by any shareholder, other than an individual retirement account (IRA) or other tax-deferred retirement plan shareholder, whose account has a balance in an amount less than the minimum investment necessary to open the account. The Trust will give any shareholder subject to involuntary redemption 60 days' prior written notice, during which time the shareholder may purchase sufficient additional shares to avoid involuntary redemption. A shareholder's Fund account will not be liquidated if the reduction in size is due solely to decline in market value of a shareholder's Fund shares.

How to Exchange Shares

In General

A shareholder may exchange Institutional Class or Individual Investor Class shares of the Fund for shares of the same class of any other Pax World Fund, subject to the minimum investment requirements of such classes and to the frequent purchase and redemptions policies described below. In addition, an exchange generally will be treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax, except that an exchange of shares between two classes of the same Pax World Fund generally is not a taxable exchange. Shares are exchanged on the basis of their respective net asset values, next determined after the transfer agent receives the exchange request in proper form.

The Trust reserves the right to suspend exchange privileges on any account if PWM determines that the account's exchange activity is likely to adversely affect its ability to manage the Fund. See the section below captioned "Frequent Purchases and Redemptions of Fund Shares"

Exchanging by Mail

Shareholders may exchange Institutional Class or Individual Investor Class shares of the Fund by mailing an exchange request:

by regular mail to:	or, by overnight delivery to:
Pax World Mutual Funds P.O. Box 55370 Boston, MA 02021-5370	Pax World Mutual Funds C/O BFDS 30 Dan Road, Suite 55370 Canton, MA 02021-2809 Toll-Free Telephone: 800.372.7827

Orders will not be considered "received" by the Fund for purposes of determining the price at which they will be effected until they have been delivered to BFDS' Canton facility.

Exchanging by Telephone

In order to exchange Institutional Class or Individual Investor Class shares by telephone, a shareholder must telephone Pax World toll-free at 800.372.7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

For shareholder protection and to prevent fraudulent exchanges, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the exchange transaction will be sent to the shareholder at his or her address of record.

Exchanging Online

In order to exchange Institutional Class or Individual Investor Class shares online, a shareholder must go to www.paxworld.com, use his or her User ID and password to access his or her account and follow the on-screen instructions to exchange shares. A written confirmation of the exchange transaction will be sent to the shareholder at his or her address of record.

Pax World Money Market Account

A shareholder may deposit redemption proceeds from any Pax World Fund into the Pax World Money Market Account. The Pax World Money Market Account is not a mutual fund.

The Pax World Money Market Account (PWMMA) is offered through Urban Partnership Bank, a community development banking institution. The PWMMA is FDIC insured (subject to the FDIC's rules and limits) and is available only to individuals, trusts and non-profit organizations. Accounts may be opened at no charge in the PWMMA for a minimum of $1,000, and subsequent deposits may be made at any time for a minimum of $50. Transfers may be made between the PWMMA and accounts held in the Pax World Funds by telephone, online or in writing subject to the Fund's policies and procedures. The PWMMA offers free check writing with a minimum of $250 per check. (Check writing is not available for IRA accounts.) The interest rate for the PWMMA is set monthly by Urban Partnership Bank and is subject to change at any time without notice. The PWMMA is subject to certain terms and conditions. Please call 800.372.7827 or visit www.paxworld.com for more information. The Pax World Funds are not insured by the FDIC.

Financial Advisors A shareholder's financial advisor can help the shareholder exchange Individual Investor Class or Institutional Class shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Fund.

Individual Investor Class Share Exchange/Conversion

Individual Investor Class shares of the Fund may be exchanged, at the shareholder's option, for Institutional Class shares of the Fund, provided that the shareholder meets applicable eligibility requirements for Institutional Class shares discussed above. The Trust reserves the right to convert Institutional Class shares held in a shareholder's account to Individual Investor Class shares of the same Fund in the event the shareholder no longer satisfies the eligibility requirements for Institutional Class shares. A shareholder's Institutional Class shares will not be converted to Individual Investor Class shares without prior notice by the Trust.

Any exchange will occur at the relative net asset value of the two share classes, without the imposition of any sales load, fee, or other charge. The Trust may suspend the exchange and conversion features described above at any time if it determines that such exchange or conversion may result in adverse tax consequences to the Fund or its shareholders.

Exchanging Class R Shares

Plan participants should contact their plan administrators to exchange Class R shares and for additional information about the exchange privilege. Specified benefit plans or financial service firms may impose various additional fees and charges, investment minimums and other requirements with respect to exchanges. Specified benefit plans may also limit exchanges to Funds offered as investment options in the plan.

Cost Basis Reporting

Upon the sale or exchange of your shares in the Fund, such Fund or, if you purchase your shares through a broker, dealer or other financial intermediary, your financial intermediary generally will be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please call the Fund's transfer agent, Boston Financial Data Services at 800.372.7827 or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

Frequent Purchases and Redemptions of Fund Shares

The Trust generally encourages shareholders to invest in the Fund as part of a long-term investment strategy. The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, to generate transaction and other costs, to dilute the value of Fund shares held by long-term shareholders and otherwise to adversely affect the Fund. This type of excessive short-term trading activity is referred to herein as "frequent purchases and redemptions" Because the Fund invests significantly in non-U.S. securities, it may be particularly vulnerable to the risks of frequent trading. The Fund is not intended as a vehicle for frequent purchases and redemptions.

Accordingly, the Trust's Board of Trustees has adopted policies and procedures that are reasonably designed to discourage, and otherwise to limit the negative effects of, frequent purchases and redemptions of Fund shares by Fund shareholders. These policies and procedures require the Fund to:

•  actively monitor daily purchases and redemptions in order to detect and prevent excessive and disruptive trading practices; and

•  use fair value pricing when market prices are not readily available.

The policies and procedures described above are intended to deter frequent purchases and redemptions in the Fund. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard. A substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of individual investors from the Fund because the financial intermediary maintains the record of underlying beneficial owners. In addition, certain financial intermediaries have different policies regarding monitoring and restricting frequent purchases and redemptions in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund's practices discussed above.

The Trust's Board of Trustees reserves the right to amend its policies and procedures at any time and from time to time in its sole discretion, without prior notice to shareholders.

Additional Information About Specified Benefit Plans (Class R Shareholders Only)

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge specified benefit plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, specified benefit plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Fund.

Financial service firms and specified benefit plans may have omnibus accounts and similar arrangements with the Fund and may be paid for providing shareholder servicing and other services. A firm or specified benefit plan may be paid for its services directly or indirectly by the Fund, PWM or an affiliate (normally not to exceed an annual rate of 0.15% of the Fund's average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients). The Fund's distributor may also pay a financial service firm or specified benefit plan for sub-transfer agency or other administrative services. Such services are described in greater detail below under "Payments for Sub-Transfer Agency Services" Your specified benefit plan may establish various minimum investment requirements for Class R shares of the Fund and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator for additional information. Plan administrators should contact their financial service firm for information about the firm. This Prospectus should be read in connection with the specified benefit plans and/or the financial service firms materials regarding its fees and services.

For further details about payments made to financial service firms, please see "Additional Payments to Financial Intermediaries" below and "Distribution" in the Statement of Additional Information.

Taxes, Dividends and Distributions

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you.

The Fund has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to U.S. federal income tax on its net income and gains that it distributes to shareholders. The Fund expects to distribute all or substantially all of its income and gains to shareholders every year. If the Fund were to fail to qualify as a regulated investment company, or to satisfy the distribution requirements applicable to regulated investment companies in any taxable year, the Fund would be subject to fund-level taxation with respect to such year, which consequently, would result in a reduction in assets available for distribution to shareholders.

For U.S. federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have owned your shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Properly reported distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) ("capital gain dividends") are generally taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates.

Distributions of net short-term capital gains (as reduced by any net long-term capital losses) and gains on the sale of or payment on bonds characterized as market discount are generally taxable to shareholders as ordinary income. Distributions of net investment income properly reported by the Fund as derived from "qualified dividend income" are taxed to individuals at the lower rates applicable to net capital gain, provided that both you and the Fund meet certain holding period and other requirements.

A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Net investment income generally includes for this purpose distributions paid by the Fund or net investment income and capital gains, and net gains recognized on the redemption sale or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions are taxable to you whether you receive them in cash or reinvest them in additional shares. Distributions may also be subject to state and local taxes. Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions from such a plan.

The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments (including when it is not advantageous to do so) in order to satisfy its distribution requirements.

The Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's return on those investments would be decreased. However, if more than 50% of the Fund's assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their tax returns (subject to certain limitations) with respect to foreign taxes withheld from or paid by the Fund. The Fund's investment in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

The Fund's use of derivatives may affect the amount, timing and/or character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

Any gain resulting from the redemption, sale or exchange of your shares will generally also be subject to tax. If you exchange shares of one Fund for shares of another Pax World Fund, this generally will be treated as a redemption of Fund shares and purchase of new shares of the other Pax World Fund and any gain realized on the redemption portion of the transaction generally will be subject to U.S. federal income tax. For information about determining your tax basis for shares, including those acquired through the reinvestment of dividends, see "Cost Basis Reporting" above.

The Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to individual shareholders who fail to provide the Fund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Special tax considerations apply to foreign persons investing in the Fund. Foreign persons are urged to consult the Statement of Additional Information for more information.

The tax information provided in this Prospectus is general information and, unless otherwise specifically noted, may not apply to a shareholder if he or she is investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. This information is based on current tax laws and regulations, which may change (possibly with retroactive effect). Shareholders are urged to consult their own tax advisors regarding their particular tax situation (under federal, state, local, and foreign tax laws). More information about taxes is contained in the Statement of Additional Information.

Dividends and Distributions

The Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Individual Investor Class and Class R shares are expected to be lower than dividends on Institutional Class shares as a result of the distribution fees applicable to Individual Investor Class and Class R shares.

The Fund expects to pay dividends of net investment income, if any, semiannually and to make distributions of net realized capital gains, if any, at least annually. For these purposes, dividends of net investment income generally consist of interest and dividends earned from securities held by the Fund, net of expenses incurred by that Fund. Distributions of net realized capital gains generally consist of capital gains on sales of securities by the Fund, net of capital losses, whether long term (from the sale of securities held for more than 12 months) or short term (from the sale of securities held for 12 months or less.)

Shareholders may elect one of the following options for receipt of their dividend and capital gain distributions, if any:

•  Reinvest all distributions in additional shares of the same class of the Fund. This will be done unless the shareholder elects another option.

•  Reinvest all distributions in shares of the same class of another Fund at net asset value. The shareholder must have an account existing in the series selected for investment with the identical registered name. The shareholder must elect this option on his or her account application or by a telephone request to the transfer agent.

•  Receive dividends in cash (see options below) and reinvest capital gains in additional shares of the same class of the Fund or another Fund at net asset value.

•  Reinvest dividends in additional shares of the same class of the Fund or another Fund at net asset value and receive capital gains in cash (see options below).

•  Receive all distributions in cash by one of the following methods: — Send the check to the shareholder's address of record.

•  Send the check to a third party address.

•  Transfer the money to the shareholder's bank via electronic (ACH) transfer.

Plan participants who elect to receive cash distributions in connection with Class R shares will receive such distributions through their plan administrators.

Shareholders should elect an option by sending written instructions to the transfer agent:

by regular mail to:	or, by overnight delivery to:
Pax World Mutual Funds P.O. Box 55370 Boston, MA 02205-5370	Pax World Mutual Funds C/O BFDS 30 Dan Road, Suite 55370 Canton, MA 02021-2809 Toll-Free Telephone: 800.372.7827

If a shareholder elects to have distributions reinvested in shares of the Fund, a confirmation of any reinvestment will be made through a quarterly statement sent to the shareholder by the transfer agent at such shareholder's address of record (or, for Class R shareholders, to such shareholders' plan administrators).

Important Note Regarding "Lost Shareholders"

If a shareholder elects to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to such shareholder's address of record, or if your checks remain uncashed for six months, the Fund reserves the right to reinvest your distribution checks in your account at the then-current net asset value and to change your distribution option to reinvest all distributions in additional shares of the same class of the Fund. No interest will accrue on amounts represented by uncashed distribution checks.

Shareholder Services

Online Account Access

For convenience, Pax World offers online account access for Institutional Class or Individual Investor Class shareholders. Using a User ID and password, shareholders can access their Pax World accounts online at any time to review account balances or histories, to purchase or to redeem Fund shares or to make exchanges between different Pax World Funds. To obtain additional information about investing online, visit www.paxworld.com or call Pax World toll-free at 800.372.7827.

Tax-Deferred Retirement Plans

Various tax-deferred retirement plans and accounts, including IRAs, Coverdell Education Savings Accounts, Roth IRAs, SIMPLE IRAs, and SEP (Simplified Employee Pension) IRA plans, are available through Pax World. Information regarding the establishment and administration of these plans, custodial fees (such plans currently are charged an annual custodial fee of $12) and other details is available from Pax World. If a shareholder is considering adopting such a plan, he or she should consult with his or her own legal and tax advisors with respect to the establishment and maintenance of such a plan.

Delivery of Shareholder Documents

In order to reduce expenses, it is intended that the Trust will deliver only one copy of the Fund's Prospectus and each annual and semiannual report to any address shared by two or more accounts. Shareholders who wish to receive additional copies of these documents and who hold their shares directly with the Fund should request a separate copy by writing to Pax World at P.O. Box 55370, Boston, MA 02205-5370, by telephoning Pax World toll-free at 800.372.7827 or by visiting Pax World's website at www.paxworld.com. Alternatively, if shares are held through a specified benefit plan or financial institution, please contact it directly. Within thirty days after receipt of a shareholder's request by the Trust or financial institution, as applicable, such party will begin sending shareholders individual copies.

Shareholders also may elect to have prospectuses, annual and semiannual reports delivered by email by enrolling in Pax World's electronic document delivery service, which is available through the Pax World website at www.paxworld.com.

Global Citizen Program

Voluntary Income Contribution to End Global Poverty and Foster Sustainable Development

In order to complement the Fund's commitment to sustainable development, Pax World investors are provided the opportunity to support humanitarian relief and sustainable development activities around the world by designating a portion of their investment earnings (dividends and/or capital gains) for contribution to certain nongovernmental organizations. At the present time, these organizations include Mercy Corps (www.mercycorps.org), a leading humanitarian relief organization based in Oregon, whose programs focus on helping communities recover from war or social upheaval through humanitarian relief work, sustainable development initiatives and promoting the development of civil society institutions; and Women Thrive Worldwide (www.womenthrive.org), a leading non-profit organization shaping U.S. international assistance and trade policy to help women in developing countries lift themselves out of poverty.

Shareholders who hold an account directly in the Fund may, at their election, designate a voluntary contribution of a percentage of such shareholder's Fund distributions (including both income and capital gains) to support either of these organizations. The Trust will automatically calculate the dollar amount represented by such percentage and will forward such amount to the designated organization on the shareholder's behalf. Contributions to each organization are tax-deductible charitable contributions. Contributing shareholders will receive an annual confirmation for income tax purposes indicating the total amount of contributions made.

No compensation will be paid by these organizations directly or indirectly to the officers and trustees of the Fund. In addition, the Board of Trustees has been advised by PWM that no compensation will be paid directly or indirectly to the directors of such organizations, except for reimbursement of travel expenses and payment of other reasonable fees for services rendered on behalf of projects undertaken by them.

To register as a Global Citizen Program designator, shareholders should complete the appropriate section on their account applications; existing account holders should contact the Fund to request a registration form. Additional information may be obtained by telephoning the Fund toll-free at 800.767.1729, or by visiting the Global Citizen Program page of the Fund's website at www.paxworld.com.

Distribution Arrangements

Rule 12b-1 Plans

The Fund has adopted a plan (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows it to pay distribution fees for the sale and distribution of its Individual Investor Class and Class R shares and for personal services rendered to such shareholders and/or the maintenance of shareholder accounts. The annual fees may equal up to 0.25% or 0.50% of the average daily net assets allocable to Individual Investor Class or Class R shares, respectively, of such Fund.

Because distribution and service fees are paid out of the Fund's assets on an ongoing basis, over time these expenses will increase the cost of your investment and may cost you more than paying other types of sales charges (loads).

Payment for Sub-Transfer Agency Services

The Fund may make payments to financial intermediaries (such as brokers or third party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other Securities and Exchange Commission-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or PWM, ALPS Distributors, Inc., the Trust's distributor, and their affiliates and are in addition to any distribution and/or servicing (12b-1) fees paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. PWM and ALPS Distributors, Inc. do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

Additional Payments to Financial Intermediaries

Financial intermediaries may receive various forms of compensation from the Fund as well as from PWM and/or ALPS Distributors, Inc. (for purposes of this section only, PWM and ALPS Distributors, Inc. are referred to collectively as the "Distributor") in connection with the sale of shares of the Fund to a shareholder or a shareholder remaining an investor in the Fund. The compensation that the financial intermediary receives will vary among financial intermediaries. The types of payments include payments under plans and payments by the Distributor out of its own assets. These payments may provide an additional incentive to your financial intermediary to promote the Fund actively or to cooperate with the Distributor's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend the Fund. Shareholders should ask their financial intermediary for information about any payments it receives from the Distributor or the Fund and any services it provides, as well as about fees and/or commissions imposed on shareholders by the financial intermediary. Financial intermediaries may categorize and disclose these arrangements differently than the Distributor does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with the Fund's purchase or sale of portfolio securities. However, the Fund and PWM do not consider a financial intermediary's sale of shares of the Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Fund.

In addition, from time to time, the Distributor, at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of Fund shares. Such payments by the Distributor may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as Financial Industry Regulatory Authority, Inc. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor's policies and applicable law. These payments may vary depending upon the nature of the event.

Exhibit C

Comparison of Organizational Documents

The organizational documents of the Target Funds and the Acquiring Fund are substantially similar, except that shares of EAPS are redeemable and may be purchased only in creation unit aggregations of 50,000 shares. The Board may set the par value of such shares.

C-1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 30 Penhallow St, 3rd Floor Portsmouth, NH 03801 on March 17, 2014

Please detach at perforation before mailing.

PROXY	PAX WORLD FUNDS SERIES TRUST I	PROXY
PAX WORLD INTERNATIONAL FUND
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 17, 2014

The undersigned shareholder of Pax World International Fund (the “Target Fund”) hereby appoints Joseph F. Keefe and John A. Boese, and each of them, as Attorneys and Proxies of the undersigned, with full power of substitution, to vote all shares of the Fund standing in the name of the undersigned at the close of business on January 6, 2014 at the Special Meeting of Shareholders of the Fund to be held at 30 Penhallow Street, Floor 3, Portsmouth, New Hampshire 03801 at 10:00 a.m. on March 17, 2014, and at all adjournments and postponements thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and powers thereby given) to vote as indicated on the proposal, as more fully described in the combined Proxy/Information Statement/Prospectus for the meeting, and vote and act on any other matter which may properly come before the meeting, in their discretion.  The undersigned acknowledges receipt of the notice of the meeting and the combined Proxy/Information Statement/Prospectus, which describes in further detail the matters set forth on this proxy card.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED “FOR” THE PROPOSAL LISTED HEREIN UNLESS OTHERWISE INDICATED.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	INT_25283_012314

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Pax World International Fund

Special Shareholder Meeting to Be Held on March 17, 2014

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/pax-25283

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

	FOR	AGAINST	ABSTAIN
1.

To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among Pax World Funds Series Trust I (“Trust I”), on behalf of its Pax World International Fund series (the “Target Fund”), certain other registered investment companies and Pax World Management LLC, pursuant to which the Target Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to Pax World International ESG Index Fund, a series of Trust I (the “Acquiring Fund”), in exchange for shares of a corresponding class of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. Shares of each class of the Acquiring Fund will be distributed proportionately to shareholders of the relevant class of the Target Fund.

	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

INT_25283_012314

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2014

This Statement of Additional Information (the “SAI”) relates to the following proposed reorganizations (the “Reorganizations”):

1.                       Reorganization of Pax World International Fund, a series of Pax World Funds Series Trust I (a “Target Fund”) into Pax World New International ESG Index Fund, a series of Pax World Funds Series Trust I (the “Acquiring Fund”).

2.                       Reorganization of Pax MSCI EAFE ESG Index ETF (EAPS), a series of Pax World Funds Trust II (a “Target Fund”) into Pax World New International ESG Index Fund, a series of Pax World Funds Series Trust I (the “Acquiring Fund”).

This SAI contains information which may be of interest to shareholders of the Target Funds but which is not included in the combined Proxy/ Information Statement/Prospectus dated January 28, 2014 (the “Proxy/ Information Statement/Prospectus”) which relates to the Reorganizations. As described in the Proxy/ Information Statement/Prospectus, the Reorganizations would involve the transfer of all the assets of each Target Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of each Target Fund by the Acquiring Fund. Each Target Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of each Target Fund. This SAI is not a prospectus and should be read in conjunction with the Proxy/ Information Statement/Prospectus. The Proxy/ Information Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Target Funds at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801, by telephoning (toll-free) 888.PAX FUND (888.729.3863) or by visiting the Fund’s website at www.esgshares.com or www.paxworld.com, as applicable.

TABLE OF CONTENTS

Additional Information About the Acquiring Fund	1

Independent Registered Public Accounting Firm	1

Financial Statements	1

Appendix A — Statement of Additional Information of Pax World Funds Series Trust I	A-1

i

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Attached hereto as Appendix A is the Statement of Additional Information of Pax World Funds Series Trust I, dated January 28, 2014.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, is the independent registered public accounting firm for the Funds, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

Because the Acquiring Fund has not commenced investment operations, financial statements for the Acquiring Fund are not available.  The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in each Target Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2012 and each Target Fund’s unaudited Financial Highlights and Financial Statements included in its Semiannual Report to Shareholders for the period ended June 30, 2013 are incorporated by reference into this SAI. The audited financial statements for the Target Funds included in their Annual Report to Shareholders and incorporated by reference into this SAI have been so included and incorporated in reliance upon the reports of Ernst & Young LLP, given on their authority as experts in auditing and accounting.

FINANCIAL STATEMENTS

Unaudited narrative pro forma financial information is presented below for the Reorganizations.  Pax MSCI EAFE ESG Index ETF (EAPS) is expected to be the accounting survivor of the Reorganizations.

The unaudited pro forma information set forth below for the twelve month period ended on June 30, 2013 is intended to present supplemental data as if the Reorganizations, as noted in Table 1 below, had occurred as of the beginning of the period. Neither Reorganization will occur unless shareholders of the International Fund approve its Reorganization.

Table 1 - Reorganizations

Target Fund	Acquiring Fund	Period Ended
Pax World International Fund	Pax World International ESG Index Fund	June 30, 2013
Pax MSCI EAFE ESG Index ETF	Pax World International ESG Index Fund	June 30, 2013

Basis of Combination

In December 2013, the Board of Trustees of the Target Funds approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) pursuant to which, subject to approval by shareholders of the International Fund, each Target Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund (“Acquisition Shares”) and the Acquiring Fund will assume all of the liabilities of the Target Fund. Target Fund shareholders will receive the class of Acquisition Shares indicated in Table 2 below. The Acquiring Fund will issue Acquisition Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Target Fund, less the liabilities it assumes from the corresponding Target Fund. All Acquisition Shares delivered to the Target Funds will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the Acquisition Shares received by each Target Fund attributable to each class thereof will be distributed pro rata, on what is expected to be a tax-free basis for U.S. federal income tax purposes, to the shareholders of such class of the Acquiring Fund in proportion to their holdings of shares of the Target Fund.

Table 2 - Acquisition Shares

Pax World International Fund		Reorganization Share Class
Institutional Class	-	Institutional Class
Individual Investor Class	-	Individual Investor Class
Class R	-	Class R

Pax MSCI EAFE ESG Index ETF
All shares	-	Institutional Class

Under the terms of the Plan of Reorganization, each Reorganization will be accounted for by the method of accounting for tax-free mergers of investment companies. Following the Reorganizations, EAPS will be the accounting survivor. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the surviving fund and the per share elements of the results of operations for pre-Reorganization periods will be restated to reflect the ratio of the final net asset value of EAPS to the initial net asset value of institutional Class shares of Pax World International ESG Index Fund. The applicable costs of the Reorganization, current estimates of which are set forth in Table 5 below, will be borne by the International Fund.  If a Reorganization is not consummated, Pax World Management LLC (“PWM”) will bear the costs associated with that Reorganization. The pro forma information provided herein should be read in conjunction with the audited financial statements of the Funds included in their most recent annual reports and, as applicable, the unaudited financial statements of the Funds included in their most recent semi-annual reports, in each case dated as indicated in Table 3 below.

Table 3 — Shareholder Reports and Statements of Additional Information Dates

Fund	Annual Report	Semi- Annual Report
Pax World International Fund (Target Fund)	12/31/2012	6/30/2013
Pax MSCI EAFE ESG Index ETF (Target Fund)	12/31/2012	6/30/2013
Pax World International ESG Index Fund (Acquiring Fund)	N/A	N/A

Table 4 below presents, as of the date indicated, the net assets of each Fund.

Table 4 — Selling Funds and Acquiring Funds Net Assets

Fund	Net Assets	As-Of Date
Pax World International Fund (Target Fund)	$39,538,476	June 30, 2013
Pax MSCI EAFE ESG Index ETF (Target Fund)	$28,981,106	June 30, 2013
Pax World International ESG Index Fund (Acquiring Fund)	N/A	N/A

Table 5 presents the estimated Reorganization costs (exclusive of any transaction costs associated with any portfolio realignment); the net assets as of the date indicated in Table 4 above of the Acquiring Fund assuming the indicated Reorganizations occurred on that date, after accounting for the estimated Reorganization costs to be borne by the International Fund; and, on a pro forma basis, the estimated relative increases or decreases in combined operating expenses that would have been incurred during the one-year period ended on the date indicated in Table 4 above. The pro forma increases and decreases represent the differences between (i) the combined expenses actually charged to the Acquiring Fund and the Target Funds during the period and (ii) the expenses that would have been charged to the combined assets of the Acquiring and Target Funds if the Reorganizations had occurred at the beginning of the year. The unaudited pro forma information set forth in Table 5 below reflects adjustments made to expenses for differences in contractual rates if the Reorganizations had taken place on the first day of the period described in Table 1 above. The pro forma information has been derived from the books and records of the Funds utilized in calculating daily net asset values for the Funds and has been prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. Actual results could differ from those estimates.

2

Table 5 — Estimated Reorganization Costs, Combined Fund Net Assets and Pro Forma Increases or Decreases in Expenses (1)

Proposal 1

Estimated Reorganization Costs	$195,000
Combined Fund Net Assets as of the Date Indicated in Table 4	$68,519,582

Increase (Decrease)
Management fees (2)	$(133,226)
Custody and accounting fees	$(62,992)
Compliance expense	$(10,364)
Professional fees	$(41,967)
Registration fees	$(51,516)
Reports to shareholders	$(14,543)
Transfer agency fees	$(79,298)
Trustees Fees	$(18,403)
Other	$(4,638)

(Increase) Decrease
Waiver and/or reimbursement of fund expenses	$150,494

(1)         See “Fees and Expenses” in the Proxy/Information Statement/Prospectus for more information.

(2)         Management fees for Pax MSCI EAFE ESG Index ETF and the Acquiring Fund represent a unified fee that includes all of the costs and expenses of the Acquiring Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the 1940 Act and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.

Pursuant to a Management Contract with PWM, each Fund pays a monthly management fee to PWM based on the average daily net assets of the Fund, at the annual rates shown in Table 6 below.  The Management Contracts for EAPS and the Acquiring Fund both provide for payment to PWM of a unified fee that includes all of the costs and expenses of the Acquiring Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.  The Acquiring Fund will have a Management Contract that is identical in all material respects to that of EAPS except that the Acquiring Fund’s unified fee of 0.55% will not include any distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the 1940 Act.

3

Table 6 — Investment Management Fees

Fund	Annual Rate at Each Asset Level (Current)	Annual Rate at Each Asset Level (Acquiring Fund - Proposed)
Pax World International ESG Index Fund (Acquiring Fund)	N/A	0.550%
Pax World International Fund (Selling Fund)	0.850%	N/A
Pax MSCI EAFE ESG Index ETF (Selling Fund)	0.550%	N/A

No significant accounting policies will change as the result of the proposed Reorganizations.

The estimated costs of the Reorganizations shown in Table 5 above do not reflect any brokerage commissions incurred by a Fund in connection with any portfolio realignment.  PWM expects that, subsequent to the Reorganizations, there may be some portfolio realignment of the Acquiring Fund. However, Pax World Management also does not expect any incremental trading costs to be significant.

Federal Income Taxes

Please see “Tax Status of the Reorganizations” in the Proxy/Information Statement/ Prospectus for a discussion of the tax effects of each Reorganization.

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of its investment company taxable income to shareholders. After the Reorganizations, the Acquiring Fund intends to continue to qualify as a regulated investment company.

4

Appendix A — Statement of Additional Information of Pax World Funds Series Trust I

A-1

PAX WORLD FUNDS SERIES TRUST I

PAX WORLD BALANCED FUND
Individual Investor Class (PAXWX)
Institutional Class (PAXIX)
Class R (PAXRX)
PAX WORLD GROWTH FUND
Individual Investor Class (PXWGX)
Class A (PXGAX)
Institutional Class (PWGIX)

Class R (PXGRX)
PAX WORLD SMALL CAP FUND
Individual Investor Class (PXSCX)
Class A (PXSAX)

Institutional Class (PXSIX)

Class R (PXSRX)
PAX WORLD INTERNATIONAL FUND
Individual Investor Class (PXINX)
Institutional Class (PXNIX)
Class R (PXIRX)
PAX WORLD HIGH YIELD BOND FUND
Individual Investor Class (PAXWX)
Class A (PXHAX)
Institutional Class (PXHIX)
Class R (PXXRX)
PAX WORLD GLOBAL WOMEN’S EQUALITY FUND
Individual Investor Class (PXWEX)
Institutional Class (PXWIX)
PAX WORLD GLOBAL ENVIRONMENTAL MARKETS FUND
Individual Investor Class (PGRNX)
Class A (PXEAX)
Institutional Class (PGINX)

Class R (PGRGX)

PAX WORLD INTERNATIONAL ESG INDEX FUND

Individual Investor Class []*

Institutional Class []*

Class R []
(the “Funds”)*

* It is anticipated that the ticker symbols associated with Pax World International Fund will transfer to Pax World International ESG Index Fund.

30 Penhallow Street, Suite 400, Portsmouth, NH 03801
For Shareholder Account Information: 800-372-7827

Portsmouth, NH Office: 800-767-1729 / 603-431-8022
Website:www.paxworld.com

Dated January 28, 2014

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds’ Prospectus dated the date hereof, as supplemented from time to time.

A copy of the Funds’ Prospectus and annual and semiannual reports may be obtained, without charge, by writing to Pax World at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801,

telephoning Pax World at 800-767-1729 (toll free), visiting the Pax World website at www.paxworld.com or visiting the Securities and Exchange Commission’s website at www.sec.gov.

MUNICIPAL LEASE OBLIGATIONS	39

OTHER INVESTMENT COMPANIES	39

PARTICIPATION ON CREDITORS COMMITTEES	40

PREFERRED STOCK	40

REAL ESTATE SECURITIES AND RELATED DERIVATIVES	41

REPURCHASE AGREEMENTS	42

REVERSE REPURCHASE AGREEMENTS	42

RIGHTS AND WARRANTS	43

RULE 144A SECURITIES	43

SHORT SALES	44

SHORT-TERM MUNICIPAL OBLIGATIONS	45

SOVEREIGN DEBT	45

STOCKS OF MICRO, SMALL AND MEDIUM CAPITALIZATION COMPANIES	46

STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS	46

TRACKING VARIANCE	47

U.S. GOVERNMENT SECURITIES	48

VARIABLE AND FLOATING RATE SECURITIES	48

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS	48

ZERO-COUPON BONDS, STEP-UPS AND PAYMENT-IN-KIND SECURITIES	49

INVESTMENT RESTRICTIONS	50

DISCLOSURE OF PORTFOLIO HOLDINGS	51

MANAGEMENT OF THE FUNDS	53

TRUSTEES AND OFFICERS	54

PORTFOLIO MANAGERS	60

CODE OF ETHICS	72

PROXY VOTING GUIDELINES	72

INVESTMENT ADVISORY AND OTHER SERVICES ADVISER AND SUB-ADVISER	72

ADVISORY AGREEMENT	73

DISTRIBUTOR	75

CUSTODIAN	75

TRANSFER AND DIVIDEND DISBURSING AGENT	76

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	76

BROKERAGE ALLOCATION AND OTHER PRACTICES	76

BROKERAGE TRANSACTIONS	76

ii

BROKERAGE SELECTION	77

BROKERAGE COMMISSIONS	78

CAPITAL STOCK AND OTHER SECURITIES	79

PRICING OF FUND SHARES	79

TAXATION	81

DISTRIBUTION	96

MISCELLANEOUS INFORMATION	104

FINANCIAL STATEMENTS	104

APPENDIX A PAX WORLD MANAGEMENT, LLC PROXY VOTING GUIDELINES	A-1

APPENDIX B WOMEN’S EMPOWERMENT PRINCIPLES	B-1

iii

TRUST HISTORY

Pax World Funds Series Trust I (the “Trust”) is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on May 25, 2006 for the purpose of redomiciling Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc. and Pax World High Yield Fund, Inc. as series of a Massachusetts business trust. The Trust succeeded to the registration statement of Pax World Balanced Fund, Inc., which was incorporated on February 25, 1970. Pax World Balanced Fund (the “Balanced Fund”), Pax World Growth Fund (the “Growth Fund”), Pax World Small Cap Fund (the “Small Cap Fund”), Pax World International Fund (the “International Fund”), Pax World High Yield Bond Fund (the “High Yield Bond Fund”), Pax World Global Women’s Equality Fund (the “Global Women’s Equality Fund”) Pax World Global Environmental Markets Fund (the “Global Environmental Markets Fund”) and Pax World International ESG Index Fund (the “New International Fund”) are each diversified series of the Trust.

INVESTMENT PHILOSOPHY

The Balanced Fund, the Growth Fund, the Small Cap Fund, the International Fund, the High Yield Bond Fund, the Global Women’s Equality Fund, the Global Environmental Markets Fund and the New International Fund (the “Funds”) pursue a sustainable investing approach—investing in forward-thinking companies with more sustainable business models. The Funds’ investment adviser identifies those companies by combining rigorous financial analysis with equally rigorous environmental, social and governance analysis. The result, the investment adviser believes, is an increased level of scrutiny that helps it to identify better-managed companies that are leaders in their industries; that meet positive standards of corporate responsibility; and that focus on the long term. By investing in those companies, the Funds intend for shareholders to benefit from their vision and their success.

All of the Funds avoid investing in issuers that the investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.

Depending on the particular fund, asset class or type of security involved, the investment adviser may give less relative weight to certain sustainability or ESG criteria, apply slightly different criteria or apply such criteria differently. For example:

The High Yield Bond Fund and the fixed-income portion of the Balanced Fund take a slightly different approach from our equity funds. For these Funds, Pax World seeks to avoid companies that fail our exclusionary criteria on weapons and tobacco, that it determines are the subject of significant environmental, social or governance controversy or that it determines significantly underperform their peers on key (but not necessarily all) ESG or sustainability criteria.

The Global Women’s Equality Fund seeks to invest in companies that are leaders in promoting gender equality in the workplace and beyond, and therefore, the investment adviser may give less relative weight to other sustainability or ESG criteria, or may apply such criteria differently to the Global Women’s Equality Fund than to other Pax World Funds.

The Global Environmental Markets Fund, in addition to applying Pax World’s customary sustainability or ESG criteria, has a particular focus on environmental markets—investing in companies whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; and environmental support services and waste management technologies.

The New International Fund tracks the performance of the MSCI EAFE ESG Index, which is created and maintained by MSCI, Inc., and consists of equity securities of issuers organized or operating in developed market countries around the world, excluding the U.S. and Canada, that have high sustainability or environmental, social and governance ratings relative to their sector and industry group peers, as rated by MSCI ESG Research annually.

Our primary goal is to produce competitive returns for our investors. By integrating environmental, social and governance criteria what we call “sustainability” criteria into our investment approach, Pax World also seeks to promote peace, protect the environment, advance global equity, and foster sustainable development. To denote this endeavor, the Funds have adopted the name “Pax World.”

For more information, see “About the Funds—Sustainable Investing” in the Prospectus.

INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, the Funds may employ other investment practices and may be subject to additional risks which are described below.

Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to particular Funds. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law or regulation, the Funds may engage in each of the practices described below. However, no Fund is required to engage in any particular transaction or to purchase any particular type of securities or investment even if to do so might benefit such Fund. Unless otherwise stated herein, all investment policies of the Funds may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. In addition, each Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques. These additional restrictions may be changed with the consent of the Board but without approval by or notice to shareholders.

BANK OBLIGATIONS

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, generally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits. Each Fund also may hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

The Funds may invest in U.S. dollar-denominated obligations of foreign banks and in foreign bank obligations denominated in foreign currencies (of both developed and “emerging market” countries). Obligations of foreign banks involve certain risks associated with investing in foreign securities described under “Foreign (Non-U.S.) Securities” below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

BORROWING

Each Fund may borrow money only to the extent described under “Investment Restrictions” below. Such a practice will result in leveraging of a Fund’s assets and may force a Fund to liquidate portfolio positions when it may not be advantageous to do so.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets (including the borrowing) less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets less all liabilities and indebtedness). If the value of a Fund’s assets falls below 300% of the principal amount of its outstanding borrowings, it will reduce its outstanding borrowings to the extent necessary to achieve such 300% coverage within three (3) business days after the day on which such value falls below 300% of such principal amount with “Business Day” defined as any day that the NYSE, the Trust and the Fund’s custodian are open for business, including any day that the Fund is required to be open under Section 22(e) of the 1940 Act. In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements, which are discussed in greater detail below under “Reverse Repurchase Agreements.” Reverse repurchase agreements will be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.

COLLATERALIZED DEBT OBLIGATIONS

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the nominal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COMMERCIAL PAPER

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. Each Fund may invest in commercial paper of any credit quality consistent with such Fund’s investment objectives and policies, including unrated commercial paper for which Pax World Management LLC (the “Adviser”) has made a credit quality assessment.

CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, such Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on such Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending on the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, each Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element’) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.

The Funds may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.

CORPORATE BONDS

Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The investment return of corporate bonds reflects interest earnings and changes in the market value of the security. The market value of a corporate bond may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by the instrument.

CREDIT DEFAULT SWAPS

As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default had occurred. If no default had occurred, the Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund effectively would add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract; a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk (i.e., the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default).

The Fund will segregate assets in the form of cash and/or cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

CREDIT-LINKED TRUST CERTIFICATES

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another debt securities market.

Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. The Funds’ investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk, liquidity risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute `private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies” herein, and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Funds will remain subject to such limitations and regulation). Although the trusts are typically private investment companies, they generally are not actively managed. It also is expected that the certificates will be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate liquid assets in an amount sufficient to meet such commitments.

Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result; a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see `Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.”

DERIVATIVE INSTRUMENTS

Subject to the limitations described under “Investment Restrictions” below, each Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts (“futures options”) to add leverage to its portfolio, for hedging purposes and as part of its overall investment strategy. Each Fund also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return.

The value of some derivative instruments in which Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to successfully utilize these instruments may depend in part upon the Adviser’s ability to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could lose money.

The Funds might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. Income earned by a Fund from some (but not all) derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. More generally, a Fund’s use of derivatives can affect the amount, timing and/or character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

Options on Securities, Swap Agreements and Indexes. Each Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market; and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (in the case of “American style” options) or at the expiration of the option (in the case of “European style” options). The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities or certain economic indicators.)

Each Fund will write call options and put options only if they are “covered.” In the case of a call option on a debt obligation or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written when the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security or an index is “covered” if the Fund segregates liquid assets equal to the exercise price. A put option also is covered if the Fund holds a put on the same security or index as the put written when the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund so desires. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option sold. The principal factors affecting the market value of a put or a call option include, but are not limited to, supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the settlement price on the exchange on which it is traded or, if not traded on an exchange or if no settlement price is available, at the mean between the last reported bid price and the last reported asked price.

Each Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.

A Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or index above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security or index decline. The writer of an “American-style” option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, if a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option might expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options. Each Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. Each Fund that may buy or sell put and call options may buy or sell such options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price at expiration or until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price at expiration or until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. Each Fund may use interest rate, foreign currency, index and other futures contracts. Each Fund also may use options on futures contracts (“futures options”).

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) Certificates; three-month U.S. Treasury bills; 90-day commercial paper, bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Each Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Each Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under that CEA.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

Each Fund also is required to deposit and to maintain margin with respect top and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

Each Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. Each Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, each Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Limitations on Use of Futures and Futures Options. When purchasing a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal to the market value of the futures contract (marked to market on a daily basis). Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal to the market value of the instruments underlying the contract (marked to market on a daily basis). Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund.

When selling a call option on a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal the total market value of the futures contract underlying the call option (marked to market on a daily basis).

Alternatively, the Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract; or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal the purchase price of the futures contract (marked to market on a daily basis). Alternatively, the Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and other tax considerations also may limit the extent to which a Fund may enter into futures, futures options or forward contracts.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contracts or futures options and in the securities or index positions covering them. In addition, there are significant differences between the securities and indexes and futures markets that could result in an imperfect correlation between the markets. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities or indexes, including technical influences in futures trading and futures options, and differences between the financial instruments held by a Fund and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to employ futures contracts and futures options involves the exercise of skill and judgment, and even well-conceived uses may be unsuccessful to some degree because of market behavior or unexpected ‘interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit; no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. A Fund’s use of certain of these instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates when distributed by the Fund to shareholders) than if the Fund had not used such instruments. See also “Foreign Currency Transactions” below for special tax considerations relating to foreign currency-related derivatives.

Swap Agreements. Each Fund may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. Each Fund also may enter into options on swap agreements (“swaptions”). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call options. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a `fret basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by the Adviser in accordance with procedures established by the Board. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Certain swap agreements are exempt from most provisions of the CEA and therefore are not regulated as futures or commodity option transactions under the CEA.

The requirements for qualification as a RIC under the Code and other tax considerations may limit the extent to which a Fund may enter into swap transactions.

Certain Interest Rate Transactions. As described above, each Fund may enter into interest rate swaps and caps. Interest rate swaps involve a Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund’s variable rate payment obligation on any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. Each Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.

EMERGING MARKET SECURITIES

An issuer is considered to be economically tied to an emerging market country if its securities are principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets located in the country. The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of emerging market countries are involved.

Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

EQUITY SECURITIES

To the extent a Fund has substantial exposure to equity securities, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a Fund. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market. A decline in the stock market may depress the price of equity securities held by a Fund. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stocks may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.

EQUITY-LINKED SECURITIES

Each Fund may invest in equity-linked securities. Equity-linked securities are privately-issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign (Non-U.S.) Securities” below. In addition, a Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid.

EVENT-LINKED BONDS

Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

EXCHANGE-TRADED FUNDS

Exchange-Traded Funds (“ETFs”) are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UTTs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs and iShares are listed on the NYSE Arca, Inc.). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

FINANCIAL SERVICES COMPANIES

The Funds may invest in equity securities of U.S. and foreign companies in the financial services industries (“financial companies”). Financial companies provide financial services to consumers and businesses and include the following types of firms: commercial banks, savings and loan and thrift institutions; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line, property and casualty and life insurance and insurance holding companies.

Investments in financial companies are subject to risks different from, and sometimes greater than, those that apply to the equity markets in general. Events may occur that significantly affect the financial industry as a whole or a particular segment of the industry (such as banking, insurance or consumer financial services) in which the Funds invest.

The values of securities of financial companies are more likely to be adversely affected by falling interest rates and/or deteriorating economic conditions than the securities of other companies. Also, rising interest rates may reduce the profit margins of some financial companies by reducing the difference between borrowing and lending rates in the capital markets. The profitability of financial companies largely depends on the availability and cost of capital, and can fluctuate rapidly when interest rates change. They may also be subject to risks attendant to lending money for long periods of time at fixed or only partially adjustable interest rates, the risk of lending to borrowers who may be unwilling or unable to pay back the loan, and the risk of lending against the security of assets whose valuations may decline. Insurance companies may also be adversely affected by natural or other catastrophes or disasters. All of these risks may require financial companies to hold substantial reserves against actual or anticipated losses.

In addition, most financial companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect their ability to earn a profit from a given line of business. Most financial companies are also subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial industry may also increase competitive pressures on different types of firms. For example, legislative proposals to remove traditional barriers between commercial banking, investment banking and insurance activities would allow large commercial banks and insurance companies to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within that industry.

Financial institutions in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

FOREIGN (NON-U.S.) SECURITIES

Foreign (non-U.S.) securities include, but are not limited to, U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities; securities of U.S. issuers traded principally in foreign markets; foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The foreign securities in which a Fund may invest also include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers. Some foreign securities may be restricted against transfer within the United States or to a United States person.

American Depository Receipts (“ADRs”) are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. European Depository Receipts (“EDRs”) are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or, in the United States, over-the-counter. Global Depository Receipts (“GDRs”) may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Each Fund also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Some securities of corporations domiciled outside the U.S. in which the Funds may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Funds may not realize that a foreign corporation they invest in is a PFIC for U.S. federal tax purposes, which could cause the Fund to incur U.S. federal income tax (including interest charges) at the Fund level. Subject to applicable limits under the 1940 Act, the Funds may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of a Fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described under “Other Investment Companies.” For more information about the U.S. federal income tax consequences of a Fund’s investment in PFICs, see “Taxes.”

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, transactions in foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar.

Each Fund may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions, which may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and a Fund may decide not to use hedging transactions that are available.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with a Fund’s custodian of liquid assets and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. A Fund might be expected to enter into forwards under the following circumstances:

Lock ln. When the Adviser desires to “lock in” the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of a Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser believes that a Fund can benefit from price appreciation in a given county’s obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. In the case of a direct hedge of a given county’s debt obligations, the cost of the direct hedge transaction may offset most if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

Proxy Hedge. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is an example of what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

Tax Consequences of Hedging. Under applicable tax law, a Fund’s currency hedging activities may result in the application of, among other special tax provisions, the mark-to-market and straddle provisions of the Code. Those provisions could affect the amount, timing and/or character of taxable dividends paid by a Fund, including whether dividends paid by a Fund are classified as capital gains or ordinary income. In addition, a Fund’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned, and will likely produce a difference between the Fund’s book income and its taxable income. See “Taxation” below for more information.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange Warrants’ (“CEWS “), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the equity or debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (PERLSSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely affected by increases in the value of foreign currency. Interest payments on the securities generally are made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse effect on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance Indexed Paper (“PIPS”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two Business Days prior to maturity.

HIGH YIELD SECURITIES (“JUNK BONDS”)

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities A Fund may continue to hold such securities following a decline in their rating if in the opinion of the Adviser it would be advantageous to do so.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as “zero-coupon” or `pay-in-kind” securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements (including at times when it may not be advantageous to do so). The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. While lower rated securities may be less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as zero-coupon or pay-in-kind securities may be affected to a greater extent by interest rate changes. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

ILLIQUID SECURITIES

Each Fund may not invest more than fifteen percent (15%) of its net assets (taken at market value at the time of investment) in illiquid securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board. The Adviser may be subject to significant delays in the disposition of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Depending on the circumstances, illiquid securities may be considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or that provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities the disposition of which is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain liquid commercial paper).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Tax exempt industrial development bonds and pollution control bonds, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes and pollution control. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

INFLATION-INDEXED BONDS

Inflation-indexed bonds are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor

Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will measure the real rate of inflation in the prices of goods and services accurately. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INITIAL PUBLIC OFFERINGS

Securities in initial public offerings (“IPOs”) are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of accounts to which IPO securities are allocated increases, the number of securities issued to any one account may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance generally decreases.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Participations in commercial loans may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or may buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan often is administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and ‘interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank generally would be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency), similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral could be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Investments in loan participations are considered to be debt obligations for purposes of a Fund’s investment restriction relating to the lending of funds or assets.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

MONEY MARKET INSTRUMENTS

Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposits, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest under direct arrangements between such Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. A Fund may increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

MORAL OBLIGATION SECURITIES

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

MORTGAGE DOLLAR ROLLS

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to a Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for tends ranging between one and six months, dollar roll transactions may be deemed “illiquid.”

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of a Fund to utilize these instruments successfully may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. See “Mortgage Pass-Through Securities.” Certain debt obligations also are secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations (“CMOs”).”

Commercial Mortgage Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset backed securities.

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “passthrough” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the “FNMA”) or the Federal Home Loan Mortgage Corporation (the “FHLMC”). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation which until recently was owned entirely by private stockholders. It is subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. See below for a discussion of recent events affecting FNMA.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation which was formerly owned by the twelve Federal Home Loan Banks and until recently was owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. See below for a discussion of recent events affecting FHLMC.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to a Fund’s industry concentration restrictions (see “Investment Restrictions”). In the case of privately issued mortgage-related securities, each Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FITFA’s appointment as conservator or receiver, as applicable, if FITFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FITFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FITFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FITFA as conservator or receiver, respectively.

Collateralized Mortgage Obligations (“CMOs ). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but more typically are collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (the `Bonds”). Proceeds of the Bonds offering are used to purchase mortgages or mortgage pass-through certificates (the “Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bonds is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bonds begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “passthrough” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government orby private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class (defined below) of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers  or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other  more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitation on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBS s permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage Backed Securities. Stripped mortgage-backed securities (“SMBSs”) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBSs will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal In the most extreme case, one class will receive all of the interest (the “I0” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBSs may be deemed “illiquid” and subject to a Fund’s limitation on investment in illiquid securities.

Other Asset Backed Securities. Other asset-backed securities (unrelated to mortgage loans) may be offered to investors in the future and may be purchased by a Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile Receivables (CARSSM”).

Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. Airline EETCs generally have credit enhancement in the form of overcollateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral). They also generally have a dedicated liquidity facility provided by a third-party insurer to ensure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the collateral. Aircraft EETCs issued by registered U.S. carriers also benefit from a special section of the U.S. Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings. EETCs tend to be less liquid than bonds.

CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with a Fund’s investment objectives and policies, the Adviser also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

MUNICIPAL BONDS

Each Fund may invest in municipal bonds that pay interest that; in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser to be reliable), is exempt from U.S. federal income taxes (“municipal bonds”), although dividends that such Fund pays that are attributable to such interest will not be tax-exempt to shareholders of that Fund.

Municipal bonds share the attributes of debt obligations in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former U.S. federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds usually are related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest; or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

MUNICIPAL LEASE OBLIGATIONS

The Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (`municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the Securities and Exchange Commission (the “SEC”). Each Fund may invest in other investment companies during periods when there is a shortage of attractive securities available in the market, or when the Adviser believes share prices of other investment companies offer attractive values. The Funds may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. The Funds may invest in investment companies that are advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.

As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectuses and herein.

PARTICIPATION ON CREDITORS COMMITTEES

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

PREFERRED STOCK

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date, and may have heightened sensitivity to changes in interest rates. Sinking fund preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

REAL ESTATE SECURITIES AND RELATED DERIVATIVES

Each Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided that they comply with the applicable requirements of the Code. A Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which a Fund would acquire a security subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Adviser will monitor the creditworthiness of the counterparties.

REVERSE REPURCHASE AGREEMENTS

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. A Fund will segregate liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to a Fund’s limitations on borrowings.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security.

RIGHTS AND WARRANTS

A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

RULE 144A SECURITIES

Each Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under that Act. Rule 144A

Securities may be deemed illiquid, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board.

SHORT SALES

Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan.

When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through abroker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. For these purposes, a short sale will be considered to be “against the box” if a Fund holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique.

Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when investment considerations would not favor such sales.

In the view of the Securities and Exchange Commission, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box,” or unless a Fund’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

SHORT-TERM MUNICIPAL OBLIGATIONS

Short term municipal securities include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes, among others.

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects receive permanent financing through FNMA or GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SOVEREIGN DEBT

Each Fund may invest in sovereign debt issued by foreign developed and emerging market governments and their respective subdivisions, agencies or instrumentalities, government sponsored enterprises and supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A Fund’s investments in foreign currency-denominated debt obligations and any related hedging transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, a Fund’s investments in foreign currency-denominated debt obligations and any related hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require a Fund to make distributions exceeding book income to qualify as a RIC for U.S. federal tax purposes.

STOCKS OF MICRO, SMALL AND MEDIUM CAPITALIZATION COMPANIES

Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of micro-cap and other small capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity Owning large positions in this type of security involves the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions.

Investments in securities of companies with medium market capitalizations share some of the risk characteristics of investments in securities of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their securities tend to be more liquid and less volatile than those of smaller capitalization issuers.

STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS

“Structured” notes are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Depending on the terms of the note, a Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. Like other sophisticated strategies, a Fund’s use of structured notes may not work as intended; for example, by reducing the duration of the Fund’s portfolio, structured notes may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured instruments may be considered illiquid.

Each Fund may invest in other types of “hybrid” instruments which combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

TRACKING VARIANCE

As discussed in the Prospectus, the New International Fund is subject to the risk of tracking variance — the risk that the performance of the Fund will not track the performance of its index. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by the New International Fund and the resulting transaction costs, which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform the New International Fund’s holdings to its investment objective. Tracking variance also may occur due to factors such as the size of the New International Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the index tracked by the New International Fund or the manner in which the index tracked by the New International Fund is calculated, or because the indexing and investment approach of PWM does not produce the intended goal of the New International Fund. Tracking variance is monitored by PWM at least quarterly. In the event the performance of the New International Fund is not comparable to the performance of the index, the Board will evaluate the reasons for the deviation and the availability of corrective measures.

U.S. GOVERNMENT SECURITIES

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of a Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or that have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See “Zero-Coupon Bonds, Step-Ups and Payment In-Kind Securities.” Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

VARIABLE AND FLOATING RATE SECURITIES

Variable or floating rate securities are securities that pay interest at rates which adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates. These instruments may include, without limitation, variable rate preferred stock; bank loans, money market instruments and certain types of mortgage-backed and other asset backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument; although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The interest rate on inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When purchases of securities on a when-issued or delayed delivery basis are outstanding, a Fund will segregate until the settlement date liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated. Each Fund will limit such purchases to those in which the date for delivery and payment falls within one hundred twenty (120) days of the date of the commitment.

When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if a Fund either (i) segregates until the settlement date liquid assets in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Funds may enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

ZERO-COUPON BONDS, STEP-UPS AND PAYMENT-IN-KIND SECURITIES

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a RIC under the Code, an investment company, such as a Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because a Fund will not on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for a Fund to dispose of them or to determine their current value.

INVESTMENT RESTRICTIONS

The following investment policies are fundamental investment policies. Fundamental investment policies are those that cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. Except as otherwise noted in the Prospectus or this Statement of Additional Information, the Funds’ investment objectives and principal investment strategies are not fundamental, and may be changed without a vote of shareholders. The investment objectives of the Balanced, Growth and High Yield Bond Funds are fundamental and may not be changed without a vote of shareholders. A “majority of a Fund’s outstanding voting securities”, when used in this Statement of Additional Information, means the lesser of (i) sixty-seven percent (67%) of the shares represented at a meeting at which more than fifty percent (50%) of the outstanding voting shares are present in person or represented by proxy or (ii) more than fifty percent (50%) of the outstanding voting shares.

Each Fund may not

1.              Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

2.              (a) (For Pax World International ESG Index Fund) If the MSCI EAFE ESG Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments in the same industry or group of industries. If the Fund concentrates its investments in a particular industry or group of industries, the Fund will be more susceptible to the risks particular to such industry or group of industries than a fund that is not so concentrated.

(b) (For all Funds other than Pax World International ESG Index Fund) Concentrate more than 25% of the value of its assets in any one industry.

3.              Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate. The Funds reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.

4.              Purchase or sell commodities, except that a Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

5.              Make loans, except that this policy shall not prohibit the purchase of debt obligations, entering into repurchase agreements or the lending of a Fund’s portfolio securities.

6.              Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

7.              Borrow money and/or issue senior securities except to the extent permitted bylaw, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are reasonably designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information.

Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, the Adviser will post the Funds’ portfolio holdings information on the Funds’ website at www.paxworld.com. The website will contain a full list of each Fund’s portfolio holdings as of the last day of each calendar month. The Adviser generally will post this information on the Funds’ website within 30 days after the end of the month. The Adviser will also post to the website within 45 days after the end of each calendar quarter the percentage of each Fund’s net value represented by each portfolio security (collectively with issuer name and value, the “Portfolio Information”). In addition, the Adviser will post the Funds’ ten largest portfolio holdings on the Funds’ website. For purposes of determining each Fund’s ten largest holdings, the Adviser will “look through” any investment by a Portfolio in a registered investment company advised by the Adviser. The website will disclose the Portfolio Information of each Fund’s ten largest portfolio holdings as of the last day of each month. The Adviser will post this information on the Funds’ website generally within 10 business days after a month’s end. Such information will remain accessible on the website until the information is filed with the Securities and Exchange Commission as part of the Funds’ Forms N-CSR or Forms N-Q, as applicable.

Complete portfolio holdings of each Fund will also be disclosed on a quarterly basis on forms required to be filed with the Securities and Exchange Commission as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarter will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Forms N-CSRS. The Funds’ Forms N-CSR and Forms N-Q will be available on the Securities and Exchange Commission’s website at www.sec.gov. If a Fund’s portfolio holdings information is disclosed to the public (either through a filing on the Securities and Exchange Commission’s EDGAR website or otherwise) before the disclosure of the information on the Funds’ website, the Funds may post such information on its website.

Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Adviser. In addition, the Adviser may distribute (or authorize the custodian to distribute) Confidential Portfolio Information to a Fund’s (i) service providers that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”), (ii) plan sponsors (provided that such sponsor agrees to use the information solely to evaluate whether to offer or continue to include the Funds in their platform), (iii) other financial intermediaries (such as brokerage, financial planning and consulting firms; provided that such intermediaries agree to use the information internally and only for purposes of determining whether the Funds are a suitable investment for their clients or in considering whether to recommend the Funds to their clients) (“Intermediaries”), (iv) certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”) for use in developing a rating, and (v) with respect to Funds in which the ESG Managers Asset Allocation Portfolios series of the Trust (the “Portfolios”) invest, Morningstar Associates LLC, in its capacity as subadviser to the Portfolios, for use solely in determining the portion of each Portfolio’s assets that will be allocated for management by each of the Portfolio’s subadvisers, including through the Funds.

Before any disclosure of Confidential Portfolio Information to Service Providers, plan sponsors, Intermediaries or Rating Agencies is permitted, the following conditions must be met: (i) the Funds’ Chief Compliance Officer has authorized the release of the Confidential Portfolio Information; (ii) the recipient must agree not to publish (or otherwise communicate) any information or to use the information to trade in Fund shares (or as part of any trading, hedging or arbitrage strategy), except that Morningstar Associates LLC may use such information in determining the portion of each Portfolio’s assets that will be allocated for management by each of the Portfolio’s subadvisers, including through the Funds; (iii) the recipient must either sign a confidentiality agreement or be subject to an independent duty to keep such information confidential; and (iv) the Confidential Portfolio Information must contain an appropriate confidentiality legend.

The Funds have ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers, plan sponsors, Intermediaries and/or Rating Agencies, each of which is subject to either a written confidentiality agreement that addresses trading upon the Confidential Portfolio Information or an independent duty to keep such information confidential:

Name of Vendor	Type of Service	Frequency	Lag Time
Merrill Corp.	Printing	Periodically	At least 30 days
DST Output	Mail House	Periodically	At least 30 days
Factset Research Systems, Inc.	Data Provider	Daily	None
Morningstar, Inc.	Rating/Ranking	Quarterly	At least 30 days
Glass Lewis	Proxy Services	Daily	None

State Street Bank and Trust Company	Custody and Fund Accounting	Daily	None
Lipper Analytical Services, Inc.	Rating/Ranking	Quarterly	At least 30 days
Morningstar Associates	Asset Allocation Evaluation	Daily	None
Bloomberg	Rating/Ranking	Monthly	At least 30 days

Any separate account clients of the Adviser have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. The Adviser may manage separate accounts that have investment objectives and strategies that are substantially similar or identical to those of the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as the Funds. Neither the Funds nor the Adviser and its affiliates may receive any compensation or other consideration for disclosing Confidential Portfolio Information.

Exceptions to these procedures may only be made if the Funds’ Chief Compliance Officer determines that granting an exception is in the best interests of the Funds and is based upon legitimate business purposes and if the recipient is subject to a confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or is subject to an independent duty to keep such information confidential.

MANAGEMENT  OF THE FUNDS

The Board is responsible for overseeing the management and operations of the Trust. The Board consists of eight Trustees who have varied backgrounds, experience and skills. Six of the Trustees, including the chairman of the Board, are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Disinterested Trustees”). Two of the Trustees, Messrs. Shadek and Keefe, are “interested persons” of the Trust by reason of their affiliation with the Adviser. Additional information about the backgrounds and qualifications of the Trustees is provided below in the section captioned Trustees/Officers. The Board has two standing committees, each composed exclusively of Disinterested Trustees, which are integral to the Funds’ overall governance and risk management structure. The committees include the Audit Committee and the Governance Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Governance Committee is responsible for considering and recommending Board candidates, reviewing and recommending Board compensation, and overseeing regulatory and fiduciary compliance matters. Each Disinterested Trustee serves on only one committee, which the Board believes allows each Disinterested Trustee to better develop an expertise in the matters for which his or her committee is responsible.

The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust. The Adviser, subject to the supervision of the Board, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives, investment programs and policies, and also is responsible for management of the risks that arise from the Funds’ investments and operations. The Board oversees the Adviser and decides upon matters of general policy. The Board’s role is one of oversight, not active management. This oversight extends to the Funds’ risk management processes. In addition, each Board committee oversees the Adviser’s risk management services with respect to the particular activities within the committee’s purview. In the course of providing oversight, the Board and its committees receive a broad range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board and its committees meet periodically with officers of the Funds and the Adviser. The Board and the Governance Committee also meet periodically with the Funds’ chief compliance officer, who also serves as chief compliance officer of the Adviser, to receive reports regarding the compliance of the Funds and the Adviser with the federal securities laws and their internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks.

The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to oversee the Funds. In particular, the Board believes that having a Disinterested Trustee serve as the chairman of the Board and as the chair of each committee promotes independence from the Adviser in setting agendas and conducting meetings. The Board believes that its committee structure makes its oversight more efficient and effective by allowing smaller groups of Trustees to bring increased focus to matters within the purview of each committee.

TRUSTEES AND OFFICERS

The following provides an overview of the considerations that led the Board to conclude that each individual currently serving as a Trustee should serve as a Trustee. Generally, no one factor was decisive in the nomination or appointment of an individual to the Board. Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees; (iii) the individual’s prior experience, if any, in the investment management industry; (iv) the individual’s prior experience, if any, serving on the boards of public companies (including, when relevant, other investment companies) and/or other complex enterprises and organizations; and (v) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

Each current Trustee’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee. Below is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that such Trustee should serve as a Trustee:

Adrian P. Anderson — Mr. Anderson has significant investment and organizational oversight experience, having co-founded an investment management and consulting firm and served as its chief executive officer for several years. Mr. Anderson also is a certified public accountant.

Carl H. Doerge, Jr. — Mr. Doerge has significant investment expertise, having been an investment banker and a private investor for more than three decades. Mr. Doerge also has significant organizational oversight experience, including as a member of the boards of various non-profit organizations. Mr. Doerge also has substantial tenure on the Board, having served on the Board of the Trust or its predecessors since 1997.

Cynthia Hargadon — Ms. Hargadon has more than two decades of investment experience, having served in executive positions in investment management and investment consulting for various companies. Ms. Hargadon also has significant experience with investment company oversight, having served as a member of the boards of various investment companies. Ms. Hargadon is a member of the Governing Council of the Independent Directors Council (an organization serving the independent directors of mutual funds).

Joseph Keefe —Mr. Keefe has substantial experience with companies engaged in socially responsible investing, and previously served on the Board of Directors of the Social Investment Forum, a trade association representing socially responsible investment professionals and asset managers. Mr. Keefe also has served in executive capacities and/or as a member of the boards of various organizations. Mr. Keefe is the Chief Executive Officer and President of the Adviser.

Louis F. Laucirica —Mr. Laucirica served as the Associate Dean and Director of Undergraduate Studies at the Wesley J. Howe School of Technology Management at the Stevens Institute of Technology from 1999 to 2010. Mr. Laucirica also has significant management experience, having held executive positions with various technology companies. Mr. Laucirica also has substantial tenure on the Board, having served on the Board of the Trust or its predecessors since 2003.

John L. Liechty — Mr. Liechty has significant experience in investment company management, operations and oversight, having served as the president and chief executive officer of a socially responsible mutual fund for more than twelve (12) years. Mr. Liechty is a member of the board of directors of the Social Investment Forum, a trade association representing socially responsible professionals, investors and asset managers. He also serves on the investment committee, audit committee and board of several not-for-profit organizations. Mr. Liechty is a CERTIFIED FINANCIAL PLANNERTM  professional.

Laurence A. Shadek —Mr. Shadek has significant investment experience as a private investor. Mr. Shadek also has significant management experience, having served as an executive officer of a brokerage company for more than two decades. Mr. Shadek is the Chairman of the Board of the Adviser.

Nancy S. Taylor — Ms. Taylor has significant organizational oversight experience, including as senior minister and chief executive officer of Old South Church in Boston, as a member of the Advisory Board of Yale Divinity School and as the Chair of the Board of Trustees of Andover Newton Theological School. Ms. Taylor also has substantial tenure on the Board, having served on the Board of the Trust or its predecessors since 1997.

The following table reflects the name and age, position(s) held with the Trust; the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held during the past five (5) years, and the number of portfolios overseen in the Pax World Fund Family of those persons who are the trustees and/or officers of the Funds. The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered “interested persons”  of the Funds under the 1940 Act by virtue of their position or affiliation with the Adviser. The trustees in the second table (Disinterested Trustees) are not considered interested persons of the Funds. The business address of each trustee and officer is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

Interested Trustees and Officers

Name and Age	Position(s) Held With the Trust; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Laurence A. Shadek (63)	Trustee (since 2006)	Chairman of the Board of the Adviser (1996-present); Executive Vice-President of Wellington Shields & Co. LLC or its predecessor organization (1986-present); Executive Vice President of Pax World Money Market Fund (1998-2008); Chairman of the Board of Directors of the Pax World Balanced Fund (1996-2006), Pax World Growth Fund (1997-2006), and Pax World High Yield Bond Fund (1999-2006); member of the Board of Trustees of Franklin & Marshall College (1998-present).	12
Joseph Keefe (59)	Trustee, Chief Executive Officer (since 2006)	Chief Executive Officer (2005-present) and President (2006-present) of the Adviser; President of Pax World Money Market Fund (2006-2008); President of New Circle Worldwide (2009 –present); CO-Chair of The Carbon Coalition (2003-present); member of the Boards of Directors of On Belay (2006- 2011), Americans for Campaign Reform (2003- present), and the Social Investment Forum (2000- 2006).	12
John Boese (50)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of theAdviser (2006-present); Chief Compliance Officer of Pax	N/A

Name and Age	Position(s) Held With the Trust; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
		World Funds Trust II (2008-Present); Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, MA (2000-2006).
Maureen Conley (51)	Secretary (since 2006)	Senior Vice President of Shareholder Services/Operations (2005-present) and Manager of Shareholder Services (2000-2005) for the Adviser; Secretary of Pax World Fund Trust 11(2008-Present).	N/A
Alicia K. DuBois (53)	Treasurer (since 2006)

Chief Financial Officer for the Adviser (2006-present); Treasurer for Pax World Funds Trust II (2008-Present); Assistant Treasurer for both Jefferson Pilot Investment Advisory Corp. and Jefferson Pilot Variable Fund, Inc. (2001-2006); and Assistant Vice President at Lincoln Financial Group (formerly Jefferson-Pilot Corp.) (2005-2006)

			N/A
Scott LaBreche (40)	Assistant Treasurer (since 2010)

Assistant Treasurer for Pax World Funds Trust II (2008-Present); Director, Portfolio Analysis & Reporting for the Adviser (2009-present), Fund Administration Manager & Portfolio Analyst for Pax (2007-2009), Securities Fund Analyst, Lincoln Financial Group (formerly Jefferson Pilot Financial (2000-2007).

			N/A
Adrian P. Anderson (58)(3)	Trustee (since 2007)	Chief Executive Officer of North Point Advisers, LLC (2004-present); Consultant of Gray and Co. (1999-2004).	12
Carl H. Doerge, Jr. (74)(3)	Chairman of the Board	Private investor (1995-present);	12

Name and Age	Position(s) Held With the Trust; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
	of Trustees; Trustee (since 2006)

member of the Board of Trustees and Police Commissioner of the Village of Upper Brookville, NY (1998-present); member of the Board of Directors (1998-present) and Chairman of the Investment Committee (1999-present) of St. Johnland Nursing Home in Kings Park, NY

Cynthia Hargadon (58)(4)	Trustee (since 2006)	Senior Consultant of North Point Advisers, LLC (2010-present); Managing Director of CRA Rogers Casey (2006-2010);	12
Louis F. Laucirica (71)(3)	Trustee (since 2006)	Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999-2010).	12
John L. Liechty (58)(4)	Trustee (since 2009)	Principal, Integrated Investment Solutions (2009-present); Principal, Integrated Financial Planning (2010-present); President and CEO, MMA Praxis Mutual Funds (1995-2008).	12
Nancy S. Taylor (57) (4)	Trustee (since 2006)	Senior Minister, Old South Church in Boston, MA (2005-present); Trustee, Andover Newton Theological School (2002-present); Board of Managers, Old South Meeting House (2005-present); Director, Ecclesia Ministries, a ministry to Boston’s homeless population (2003-present).	12

(1) Trustees of the Funds hold office until a successor is chosen and qualified. Officers of the Funds are appointed by the Board and hold office until a successor is chosen and qualified.

(2) The number of portfolios in the Pax World fund complex overseen by the trustees includes the eight Funds described in this Statement of Additional Information, four series of the Trust described in a separate Statement of Additional Information and one exchange-traded fund which is a series of Pax World Funds Trust II.

(3) Designates a member of the Audit Committee.

(4) Designates a member of the Governance Committee.

None of the officers or trustees of the Funds are related to one another by blood, marriage or adoption.

Ownership of Shares in the Pax World Fund Family

The following table shows the dollar range of shares beneficially owned by the trustees in each Fund and in any investment company overseen by the trustee in the Pax World Fund Family as of December 31, 2013:

	Interested Trustees		Disinterested Trustees
Fund	Laurence A. Shadek	Joseph Keefe	Adrian P. Anderson	Carl H. Doerge, Jr.	Cynthia Hargadon	Louis F. Laucirica	John L. Liechty	Nancy S. Taylor
Balanced Fund	Over $100,000	$10,001- $50,000	None	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$50,001- $100,000	Over $100,000
Growth Fund	Over $100,000	$10,001- $50,000	None	$10,001- $50,000	None	$10,001- $50,000	None	$10,001- $50,000
High Yield Bond Fund	Over $100,000	$10,001- $50,000	$1- $10,000	$10,001- $50,000	None	$10,001- $50,000	Over $100,000	None
Global Women’s Equality Fund	None	$1- $10,000	None	None	None	None	None	None
Small Cap Fund	$10,001- $50,000	$1- $10,000	$1- $10,000	$10,001- $50,000	None	$10,001- $50,000	None	None
International Fund	Over $100,000 $1- $10,000	$10,001- $50,000	None	None	None	$1- $10,000	$1- $10,000	None
Global Environmental Markets Fund	None	$10,001- $50,000	None	$10,001- $50,000	None	None	$50,001- $100,000	None
Aggregate Across the Pax World Fund Family	Over $100,000	Over $100,000	$1- $10,000	Over $100,000	$10,001- $50,000	$50,001- $100,000	Over $100,000	Over $100,000

Compensation of Trustees

The Trust pays each disinterested trustee an annual retainer of $20,000 ($32,500 for the Chairman). In addition, the Trust currently pays each Disinterested Trustee a fee of $5,000 for attendance at each meeting of the Board. Trustees are also reimbursed for their travel expenses for attending meetings of the Board. In addition, the Trust pays $2,500 to each member of the

Audit Committee for attendance at each Audit Committee meeting, and $2,500 to each member of the Governance Committee for attendance at each Governance Committee meeting, plus reimbursement in each case for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, trustees do not receive compensation from the Trust for services performed as a trustee.

The following table sets forth compensation information (excluding travel expenses) relating to trustees of the Trust; for the year ended December 31, 2013:

	Interested Trustees		Disinterested Trustees
Fund	Laurence A. Shadek	Joseph F. Keefe	Adrian P. Anderson	Carl H. Doerge, Jr.	Cynthia Hargadon	Louis F. Laucirica	John L. Liechty	Nancy S. Taylor
Aggregate Compensation
Balanced Fund	$0	$0	$19,294	$23,894	$19,294	$19,294	$19,294	$19,294
Growth Fund	$0	$0	$3,483	$4,312	$3,483	$3,483	$3,483	$3,483
High Yield Bond Fund	$0	$0	$7,256	$8,981	$7,256	$7,256	$7,256	$7,256
Global Women’s Equality Fund	$0	$0	$2,515	$3,113	$2,515	$2,515	$2,515	$2,515
Small Cap Fund	$0	$0	$2,430	$3,006	$2,430	$2,430	$2,430	$2,430
International Fund	$0	$0	$2,545	$3,151	$2,545	$2,545	$2,545	$2,545
Global Environmental Markets Fund	$0	$0	$2,959	$3,661	$2,959	$2,959	$2,959	$2,959
Aggregate Pension Retirement Benefits Accrued as Part of Fund Expenses	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation from the Funds and the Pax World Fund Family	$0	$0	$52,500	$65,000	$52,500	$52,500	$52,500	$52,500

PORTFOLIO MANAGERS

Other Accounts Managed

The following table summarizes information regarding other accounts managed by the portfolio managers of the Funds, other than the Pax World Funds. The information is as of December 31, 2013, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Other Pooled Vehicles AUM ($ million)	Other Accounts AUM $ (million)	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies AUM $ (million)
Christopher H. Brown	$0	$0	5	$104.7
Anthony Trzcinka	$0	$23.4	4	$46.8
Mary Austin	$0	$0	4	$46.8
Ivka Kalus-Bystricky	$0	$0	4	$46.8

No portfolio managers manage any other account or assets for which the advisory fee is based on performance.

The following table summarizes information regarding other accounts managed by the co-portfolio managers of the Global Environmental Markets Fund, excluding the Global Environmental Markets Fund itself. The information is as of December 31, 2013, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Other Pooled Vehicles AUM ($ million)	Other Accounts AUM $ (million)	Other Registered Investment Companies AUM $ (million)
Bruce Jenkyn-Jones	$2,004	$551	$634
Simon Gottelier	$1,564	$131	$0
Hubert Aarts	$1,564	$131	$0

No portfolio managers manage any other account or assets for which the advisory fee is based on performance.

Conflicts

In managing other portfolios, the Adviser or Impax Asset Management Ltd. (the “Sub-Adviser”) may be subject to potential conflicts of interest Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, the Adviser and Sub-Adviser have adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Certain investment personnel of the Adviser and Sub-Adviser manage more than one portfolio. Investment personnel make investment decisions for each portfolio based on the investment objective, policies, practices and other relevant investment considerations that such individual believes are applicable to that account. Consequently, investment personnel may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.

Similarly, securities sold from one portfolio may result in better performance for that portfolio if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of portfolios in a strategy that have similar objectives, which generally minimizes the potential for conflicts of interest. While these portfolios have many similarities, the investment performance of each portfolio will be different primarily due to differences in investment guidelines, fees, expenses and cash flows.

In addition, the Adviser and Sub-Adviser have adopted trade aggregation and allocation procedures that seek to treat all clients fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as thinly-traded securities or oversubscribed public offerings. Currently, while no portfolios under the Adviser’s management have performance fees, some portfolios may have higher fees than others. These differences may give rise to the potential conflict that a portfolio manager may allocate more time to the management of one account over another. While the Adviser does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Adviser personnel periodically review the performance of the Adviser’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to manage effectively the portfolios assigned to that portfolio manager.

The Adviser may manage separate accounts. Potential conflicts of interest may arise similar to those described above with respect to managing multiple portfolios. Investment personnel may manage separate accounts, including proprietary accounts or other pooled investment vehicles (“Other Accounts”) that may have substantially similar holdings to those of the Funds. Side-by-side management of these Other Accounts may give rise to conflicts of interest. Investment personnel may be buying or selling the same securities for the Funds and the Other Accounts from time to time. Other Accounts may have materially different (and potentially higher) fee arrangements. The management of Other Accounts may detract from the time and attention that investment personnel devote to the Funds. To address potential conflicts of interest, the Adviser has developed policies and procedures with respect to cross-trading, the allocation of investment opportunities and the aggregation and allocation of orders. It is possible, of course, that these policies and procedures may not always be adequate to protect the Funds from conflicts of interest. For example, the Other Accounts may direct the Adviser to trade with a designated broker which may preclude aggregation and allocation of orders to buy or sell a security from time to time, potentially resulting in the Other Accounts trading in the same securities ahead of or after the Funds.

Compensation

The Adviser and the Sub-Adviser seek to maintain highly competitive compensation programs designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of their investment professionals with that of their clients and overall firm results. Generally, each portfolio manager’s compensation with respect to his or her management of a Fund consists of a base salary and additional incentive or performance-based bonus of up to 100% of base salary based on the pre-tax performance of the Fund or Funds he or she manages in comparison to Lipper peer group averages for the same asset class over the one-year period, and when relevant due to the portfolio manager’s tenure with the Fund or Funds, three- five- and ten-year periods. In addition, each portfolio manager also is eligible for the standard retirement benefits and health and other benefits available to all of the Adviser’s or the Sub-Adviser’s (as applicable) employees. Incentive or performance-based compensation of investment professionals may be higher or lower with respect to other accounts than with respect to the Funds.

Ownership of Securities

As of December 31, 2013 (i) the dollar value of shares of the Balanced Fund owned beneficially by Christopher M. Brown was $100,001-$500,000, (ii) the dollar value of shares of the Growth Fund owned beneficially by Anthony Trzcinka was $100,001-$500,000, (iii) the dollar value of the shares of the Global Women’s Equality Fund owned beneficially by Anthony Trzcinka was $1-$10,000, (iv) the dollar value of shares of the Small Cap Fund owned beneficially by Nathan Moser was $50,001-$100,000, (v) the dollar value of shares of the International Fund owned beneficially by Ivka Kalus-Bystricky was over $500,000, (vi) the dollar value of the shares of the Global Women’s Equality Fund owned beneficially by Ivka Kalus-Bystricky was $0, (vii) the dollar value of shares of the High Yield Bond Fund owned beneficially by Mary V. Austin was over $100,000, (viii) the dollar value of shares of the Global Environmental Markets Fund owned beneficially by Bruce Jenkyn-Jones was $0, (ix) the dollar value of shares of the Global Environmental Markets Fund owned beneficially by Simon Gottelier was $0 and (x) the dollar value of shares of the Global Environmental Markets Fund owned beneficially by Hubert Aarts was $0.

Control Persons and Principal Holders of Securities

As of December 31, 2013 and to the knowledge of the Trust, no person owned of record or beneficially five percent (5%) or more of the outstanding shares of any class of shares of any series of the Trust, other than those persons set forth in the chart below:

Registration Address	Fund	Share Class	Percentage of Shares Owned of Record	Percentage of Shares Owned Beneficially
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Balanced	Individual Investor Class	11.01%	0.00%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Balanced	Individual Investor Class	9.28%	0.00%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Growth	Individual Investor Class	18.27%	0.00%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Growth	Individual Investor Class	5.74%	0.00%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	High Yield Bond	Individual Investor Class	37.04%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	High Yield Bond	Individual Investor Class	14.31%	0.00%
NATIONAL FINANCIAL SERVICES CORP ATTN MUTUAL FUNDS 1 WORLD FINANCIAL CT 200 LIBERTY ST NEW YORK NY 10281-1003	Global Women’s Equality	Individual Investor Class	19.01%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Women’s Equality	Individual Investor Class	12.32%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	International	Individual Investor Class	27.78%	0.00%

NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	International	Individual Investor Class	8.54%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Small Cap	Individual Investor Class	18.68%	0.00%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Small Cap	Individual Investor Class	15.45%	0.00%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENT PO BOX 2226 OMAHA NE 68103-2226	Small Cap	Individual Investor Class	11.42%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Environmental Markets	Individual Investor Class	19.83%	0.00%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Global Environmental Markets	Individual Investor Class	15.93%	0.00%
MAC & CO A/C NYPF3010002 FBO NY STATE DEFERRED COMP PLAN ATTN: MUTUL FUND OPERATIONS 525 WILLIAM PENN PLACE PO BOX 3198 PITTSBURGH PA 15230-3198	Balanced	Institutional Class	33.74%	0.00%
ING NATIONAL TRUST U/A DTD 02/13/2001 ATTN FUND OPERATIONS MAILSTOP B3S 1 ORANGE WAY WINDSOR CT 06095-4774	Balanced	Institutional Class	10.35%	0.00%

ING LIFE INSURANCE & ANNUITY CO ATTN FUND OPERATIONS MAILSTOP B3S 1 ORANGE WAY WINDSOR CT 06095-4774	Balanced	Institutional Class	8.40%	0.00%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Balanced	Institutional Class	6.66%	0.00%
STRAFE & CO FBO THE SHADEK FAMILY FOUNDATION P63705001 P O BOX 6924 NEWARK DE 19714-6924	Growth	Institutional Class	7.45%	0.00%
GREAT-WEST TRUST COMPANY LLC TTEE F MENNONITE RETIREMENT TRUST C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	Growth	Institutional Class	5.93%	0.00%
RAYMOND JAMES & ASSOC INC FBO WENDY JAMES SELDON TTEE U/A 12/14/69 RST 11/19/2010 WENDY JAMES SELDON FAMILY TRUST 728 TERRACE ST ASHLAND OR 97520-3103	Growth	Institutional Class	5.87%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	High Yield Bond	Institutional Class	23.32%	0.00%
MMATCO LLP NOMINEE FOR MMA TRUST COMPANY P O BOX 483 1110 N MAIN ST GOSHEN IN 46527-0483	High Yield Bond	Institutional Class	8.17%	0.00%
MENNONITE FOUNDATION 1110 N MAIN ST PO BOX 483 GOSHEN IN 46527-0483	High Yield Bond	Institutional Class	7.35%	7.35%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	High Yield Bond	Institutional Class	6.15%	0.00%

RBC CAPITAL MARKETS CORP FBO WALLACE GLOBAL FUND II PAX ACCOUNT 1990 M STREET NW SUITE 250 WASHINGTON DC 20036-3430	High Yield Bond	Institutional Class	5.12%	0.00%
CHARLES SCHWAB & CO.,INC. SPECIAL CUSTODY ACCOUNT FOR CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Women’s Equality	Institutional Class	35.73%	0.00%
MLPF&S INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Global Women’s Equality	Institutional Class	28.47%	0.00%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	International	Institutional Class	44.89%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	International	Institutional Class	23.61%	0.00%
MLPF&S INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	International	Institutional Class	5.72%	0.00%
MLPF&S INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Small Cap	Institutional Class	18.60%	0.00%
ESG MANAGERS GROWTH PORTFOLIO 30 PENHALLOW ST STE 400 PORTSMOUTH NH 03801-8427	Small Cap	Institutional Class	11.89%	0.00%
DENVER FOUNDATION 55 MADISON ST 8TH FL DENVER CO 80206-5419	Small Cap	Institutional Class	7.43%	0.00%

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENT PO BOX 2226 OMAHA NE 68103-2226	Small Cap	Institutional Class	6.56%	0.00%
ESG MANAGERS BALANCED PORTFOLIO 30 PENHALLOW ST STE 400 PORTSMOUTH NH 03801-8427	Small Cap	Institutional Class	6.17%	6.17%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Global Environmental Markets	Institutional Class	34.50%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Environmental Markets	Institutional Class	24.10%	0.00%
MLPF&S INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Global Environmental Markets	Institutional Class	8.33%	0.00%
ING LIFE INSURANCE & ANNUITY CO ATTN FUND OPERATIONS MAILSTOP B3S 1 ORANGE WAY WINDSOR CT 06095-4774	Balanced	Class R	52.56%	0.00%
AMERICAN UNITED LIFE UNIT INVESTMENT TRUST PO BOX 368 INDIANAPOLIS IN 46206-0368	Balanced	Class R	29.30%	0.00%
ING LIFE INSURANCE & ANNUITY CO ATTN FUND OPERATIONS MAILSTOP B3S 1 ORANGE WAY WINDSOR CT 06095-4774	Growth	Class R	61.26%	0.00%
MG TRUST COMPANY CUST. FBO FRANCISCAN FRIARS OF CA. 401(K) PLN 717 17TH ST STE 1300 DENVER CO 80202-3304	Growth	Class R	8.50%	0.00%

SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	Growth	Class R	7.06%	0.00%
MID ATLANTIC TRUST COMPANY FBO SEPI ENGINEERING AND CONSTRUCT 401 K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Growth	Class R	5.76%	0.00%
ING LIFE INSURANCE & ANNUITY CO ATTN FUND OPERATIONS MAILSTOP B3S 1 ORANGE WAY WINDSOR CT 06095-4774	High Yield Bond	Class R	80.81%	0.00%
SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	High Yield Bond	Class R	7.53%	0.00%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	International	Class R	67.95%	0.00%
FRONTIER TRUST COMPANY FBO NELSON/NYGAARD PROFIT SHARING & 401 038014 PO BOX 10758 FARGO ND 58106-0758	International	Class R	9.53%	0.00%
MID ATLANTIC TRUST COMPANY FBO ENVIRONMENTAL MANAGEMENT ASSOC 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	International	Class R	8.75%	0.00%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Small Cap	Class R	52.37%	0.00%
MG TRUST COMPANY CUST FBO SOCIAL INVESTMENT FORUM LTD 717 17TH ST STE 1300 DENVER CO 80202-3304	Small Cap	Class R	12.92%	0.00%

MG TRUST COMPANY CUST FBO AMBIENT ENERGY 401 K PSP 717 17TH ST STE 1300 DENVER CO 80202-3304	Small Cap	Class R	6.64%	0.00%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Global Environmental Markets	Class R	36.68%	0.00%
AMERICAN UNITED LIFE UNIT INVESTMENT TRUST PO BOX 368 INDIANAPOLIS IN 46206-0368	Global Environmental Markets	Class R	30.25%	0.00%
MG TRUST COMPANY CUST. FBO SERVICE EMPLOYEES INTERNATIONAL UNI 717 17TH ST STE 1300 DENVER CO 80202-3304	Global Environmental Markets	Class R	10.10%	0.00%
SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	Global Environmental Markets	Class R	5.44%	0.00%
AMERICAN ENTERPRISE INV SVCS A/C 8910-6147 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Growth	Class A	16.41%	0.00%
RAYMOND JAMES & ASSOC INC FBO LUCY D CHRISTOPHER TTEE U/A DTD OCT 19 1995 LUCY DAVIS CHRISTOPHER TRUST PO BOX 2382 CASHIERS NC 28717-2382	Growth	Class A	11.70%	0.00%
AMERICAN ENTERPRISE INV SVCS A/C 3789-5833 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Growth	Class A	9.96%	0.00%
PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	Growth	Class A	9.78%	0.00%
PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	Growth	Class A	9.77%	0.00%

AMERICAN ENTERPRISE INV SVCS A/C 2403-5286 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Growth	Class A	8.32%	0.00%
AMERICAN ENTERPRISE INV SVCS A/C 4564-5020 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Growth	Class A	7.86%	0.00%
AMERICAN ENTERPRISE INV SVCS A/C 7918-1391 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Growth	Class A	7.16%	0.00%
PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	High Yield Bond	Class A	8.94%	0.00%
AMERICAN ENTERPRISE INV SVCS A/C 8910-6147 707 2ND AVE S MINNEAPOLIS MN 55402-2405	High Yield Bond	Class A	8.46%	0.00%
AMERICAN ENTERPRISE INV SVCS A/C 4487-6667 707 2ND AVE S MINNEAPOLIS MN 55402-2405	High Yield Bond	Class A	7.63%	0.00%
STATE STREET BANK & TRUST CO CUST FOR THE SEP IRA OF JUDITH L SHANGOLD LEXINGTON MA 02421-6532	High Yield Bond	Class A	5.57%	5.57%
UBS FINANCIAL SERVICES INC FBO AMY GOODMAN JOSEPH KIEFER JTWROS 136 MORSE ROAD MONTPELIER VT 05602-8680	Global Environmental Markets	Class A	11.58%	0.00%

NFS LLC FEBO JAMES HATCH CHARLOTTE HATCH 4521 20TH ST SAN FRANCISCO CA 94114-2719	Global Environmental Markets	Class A	6.94%	0.00%
RAYMOND JAMES & ASSOC INC FBO ERIC S MENDELSOHN TTEE ERIC S MENDELSOHN 2012 GST TR 411 WALNUT ST PMB 6174 GREEN COVE SPRINGS FL 32043-3443	Global Environmental Markets	Class A	6.57%	0.00%

The officers and trustees of the Trust, as a group, own less than one percent (1%) of the outstanding shares of each class of shares of the Funds and of the Trust.

PWM will be the sole initial shareholder of the New International Fund.

CODE OF ETHICS

The Funds as well as each of the Adviser and the Sub-Adviser have adopted a Code of Ethics (the “Code of Ethics”) under Rule 17j- 1 under the 1940 Act. The Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds, subject to certain limitations.

PROXY VOTING GUIDELINES

The policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities held by the Funds have been included as Appendix A hereto.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800-767-1729 or by visiting Pax World’s website at www.paxworld.com, and is available without charge by visiting the Securities and Exchange Commission’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES ADVISER AND SUB-ADVISER

Pax World Management LLC, 30 Penhallow Street, Suite 400, Portsmouth, NH, 03801 is the adviser to the Funds. The Adviser succeeded to the business of Pax World Management Corp. on January 1, 2010. Pax World Management Corp. was originally organized in 1970. As of December 31, 2013, the Adviser had approximately $3.2 billion in assets under management. The Adviser currently manages investments for clients other than the Funds, and may continue to do so in the future.

Substantially all of the Adviser’s capital stock is currently owned by Mr. Laurence A. Shadek and members of his family. As a result, the Shadek family may be deemed to “control” the Adviser.

Impax Asset Management Ltd. (“IAM”) is the sub-adviser of the Global Environmental Markets Fund. The Sub-Adviser is authorized and regulated by the Financial Services Authority of the United Kingdom. It is a wholly-owned subsidiary of Impax Group plc, the shares of which are publicly traded on the Alternative investment Market of the London Stock Exchange. IAM has principal offices at Norfolk House, 31 St. James Square, London, SWIM 4JR, United Kingdom.

The Sub-Adviser, as of December 31, 2013, had approximately $4.0 billion of funds under management. IAM is the manager or sub-adviser of 26 funds that invest globally in the stocks of companies that are active in “green markets,” particularly in the alternative energy, energy efficiency, water infrastructure and technologies, pollution control, waste management and technologies and environmental support services sectors. The Sub-Adviser has been providing financial advisory services to companies in environmental markets since 1994.

ADVISORY AGREEMENT

Pursuant to the terms of an investment advisory agreement (the “Management Contract”), the Adviser, subject to the supervision of the Board, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objective, investment programs and policies.

Pursuant to the Management Contract the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

	Average Net Asset Value of Fund
Fund	Up to $25M	Over $25M
Balanced Fund	0.75%(1)	0.50%
Fund		Annual Rate
Growth Fund		0.75%
Small Cap Fund		0.75%
International Fund		0.85%
High Yield Bond Fund		0.50%
Global Women’s Equality Fund		0.75%
Global Environmental Markets Fund		0.90%
New International Fund		0.55% (2)

(1) The Management Contract provides that the Balanced Fund’s effective advisory fee rate will not exceed 0.70%.

(2) The Management Contract provides that PWM shall pay all of the operating costs and expenses of the New International Fund (other than charges of governmental agencies, interest incurred on borrowing by the New International Fund, if any, portfolio transaction expenses, taxes (other than transfer taxes), fees and expenses under any plan adopted in accordance with

Rule 12b-1 under the Investment Company Act of 1940 and the rules and regulations thereunder and extraordinary expenses, which shall be paid by the Trust), including but not limited to custodian fees, transfer agent fees, administrative fees and expenses, accounting expenses, New International Fund legal fees, any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, all expenses of preparing the registration statement and prospectus with respect to the New International Fund, and the cost of printing and delivering to shareholders prospectuses and reports, all officer salaries and officer expenses, rent and ordinary office expenses of suitable office space, the expenses of all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully, and all necessary administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the New International Fund, including the determination of the New International Fund’s net asset value.

Under the Management Contract, any liability of the Adviser to the Funds and/or its shareholders is limited to situations involving the Adviser’s own willful misfeasance, bad faith or gross negligence or the reckless disregard of its duties.

The Management Contract may be terminated with respect to a Fund at any time on at least 30 days, but no more than 60 days, written notice by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of such Fund. The Management Contract will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval.

The Adviser pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Adviser.

The following table shows the amount of the advisory fee paid to the Adviser by each Fund for the years ended December 31, 2013, 2012 and 2011:

	Balanced Fund	Growth Fund	Small Cap Fund	International Fund	High Yield Bond Fund	Global Women’s Equality Fund	Global Environmental Markets Fund
Year ended December 31, 2013	$9,639,578	$7,119,015	$233,718	$376,152	$2,839,839	$305,869	$814,363
Year ended December 31, 2012	$9,268,538	$956,344	$115,367	$358,565	$2,408,041	$260,429	$418,661
Year ended December 31, 2011	$9,724,333	$917,409	$98,480	$293,795	$2,190,255	$291,138	$318,698

Pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”), IAM manages the Global Environmental Markets Fund’s portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of the Fund and the determination of the Adviser that the contemplated investments satisfy the sustainable investing criteria applied to the Fund.

The Sub-Advisory Agreement is terminable without penalty by the Fund on sixty days written notice when authorized either by majority vote of the Fund’s outstanding voting shares or by a vote of a majority of its Disinterested Trustees, or by the Sub-Adviser on sixty days written notice, and will automatically terminate in the event of their assignment. The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub Adviser, or of reckless disregard of its obligations thereunder, the Sub-Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

For its services under the Sub-Advisory Agreement, the Sub-Adviser receives from the Adviser a fee equal to 0.45% per annum of the Fund’s average daily net assets from the Adviser’s advisory fee (the “Sub-Advisory Fee”). The fees are accrued daily and paid monthly. The Sub-Adviser, at its discretion, may voluntarily waive all or a portion of the Sub-Advisory Fee. Investment advisory fees and operating expenses which are attributable to each Class of the Fund will be allocated daily to each Class based on the relative values of net assets at the end of the day. Additional expenses for shareholder services and distribution services provided by participating organizations to Fund shareholders may be compensated by ALPS Distributors, Inc. from its own resources which includes the shareholder servicing fees and past profits, or by the Adviser and/or Sub-Adviser from their own resources which includes the Advisory or Sub-Advisory Fee and administrative services fee. Expenses incurred in the distribution and the servicing of Institutional Class shares shall be paid by the Adviser. (See “Distribution and Service Plans” herein.)

DISTRIBUTOR

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (the “Distributor”), serves as the principal underwriter of the Funds’ shares pursuant to a distribution contract with the Trust. The Distributor has no obligation to buy the Funds’ shares, and purchases the Funds’ shares only upon receipt of orders from authorized financial services firms or investors.

CUSTODIAN

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (“State Street”), serves as custodian of the Funds’ portfolio securities and cash, including the Funds’ foreign securities, and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Funds. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board at a foreign branch of a qualified U.S. bank, with an eligible foreign sub-custodian, or with an eligible foreign securities depository.

Pursuant to rules or other exemptions under the 1940 Act; the Funds may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Funds’ “foreign custody manager” (currently, its custodian) following a consideration of a number of factors. Currently, the Board reviews annually the continuance of foreign custodial arrangements for the Funds, but reserves the right to discontinue this practice as permitted by Rule 17f-5. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

TRANSFER AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, 2000 Crown Colony Drive, Quincy, MA 02169 (the “Transfer Agent”), serves as the transfer agent and dividend disbursing agent for the Funds. The Transfer Agent provides customary transfer agency services to the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, the Transfer Agent receives an annual fee per shareholder account, and monthly inactive zero balance account fees. The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. Shareholder inquiries relating to a shareholder account should be directed in writing to Pax World, P.O. Box 55370, Boston, MA 02205-5370 or by telephoning Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern time.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Funds’ independent registered public accounting firm, and in that capacity audits the Funds’ annual financial statements.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

The Adviser and the Sub-Adviser are responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect such transactions and the negotiation of brokerage commissions relating to such transactions, if any. Investment decisions for the Funds and for the other investment advisory clients of the Adviser and the Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser or the Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Funds and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the relevant Fund and clients in a manner deemed fair and reasonable by the Adviser or the Sub-Adviser. The Adviser or the Sub-Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s or the Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, the Distributor and its affiliates. Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation payable to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and United States Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

BROKERAGE SELECTION

The Adviser and the Sub-Adviser place orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of a Fund, the Adviser or the Sub-Adviser will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser or the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Adviser and the Sub-Adviser will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser and the Sub-Adviser receive services from many broker-dealers with which the Adviser or the Sub-Adviser places the Funds’ portfolio transactions. These services include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser or the Sub-Adviser in advising other clients (including the Funds). The advisory fees paid by the Funds are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser or the Sub-Adviser from expenses it might otherwise bear.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) the Adviser or the Sub-Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in Section 28(e)) an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser or the Sub-Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s or the Sub-Adviser’s overall responsibilities to the advisory accounts for which the Adviser or the Sub-Adviser exercises consistent discretion.

The Adviser or the Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Funds when, in the judgment of the Adviser or the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to rules of the Securities and Exchange Commission, a broker-dealer that is an affiliate of a Fund may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker dealer by a Fund on exchange transactions do not exceed `usual and customary brokerage commissions.” The rules define `usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable Securities and Exchange Commission rules, the Board has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

BROKERAGE COMMISSIONS

The following table shows the amount of the brokerage commissions paid by each Fund for the years ended December 31, 2011, 2012, and 2013:

	Balanced Fund	Growth Fund	Small Cap Fund	International Fund	High Yield Bond Fund	Global Women’s Equality Fund	Global Environmental Markets Fund
Year-end December 31, 2013	$1,221,027	$50,543	$97,290	$45,701	$1,492,506	$16,221	$137,812
Year-end December 31, 2012	$1,161,419	$47,876	$47,974	$32,538	$1,279,505	$21,792	$79,324
Year-end December 31, 2011	$1,163,170	$42,800	$43,888	$30,048	$859,394	$75,695	$100,424

During 2013, the Balanced Fund paid $32,174 to Bank of America Corp., $264,997 to Barclays Capital, Inc., $65,444 to Deutsche Bank Securities, Inc., $122,626 to Instinet LLC and $80,467 to William Blair & Co., LLC under “soft dollar” agreements, whereby these firms would provide research and brokerage services to the Balanced Fund.

As of December 31, 2013, the Funds owned the following securities of the Funds’ regular brokers or dealers (as defined in the 1940 Act) or their parents:

Fund	Broker/Dealer	Type of Security D=Debt; E=Equity	Amount
Pax World Balanced Fund	Bank of America Corp.	D	$3,000,876
Pax World Balanced Fund	JPMorgan Chase & Co.	E	$22,908,078
Pax World Balanced Fund	JPMorgan Chase & Co.	D	$4,842,046
Pax World Balanced Fund	Morgan Stanley, Inc.	E	$36,387,008
Pax World Balanced Fund	Morgan Stanley, Inc.	F	$7,271,507

CAPITAL STOCK AND OTHER SECURITIES

The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, which shares are currently divided into five classes: Class A, Class C, Individual Investor Class, Institutional Class and Class R shares. Except as noted below, each share of each Fund, regardless of class, has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions within such Fund and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share except that: (i) each class of shares has different class designations; (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; (iii) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class. In general, shares will be voted in the aggregate except if voting by class is required by law or the matter involved affects only one class, in which case shares will be voted separately by class. The Funds’ shares do not have cumulative voting rights for the election of trustees. In the event of liquidation, each share of each Fund is entitled to its portion of all of such Fund’s assets after all debts and expenses of such Fund have been paid There are no conversion, preemptive or other subscription rights in connection with any shares of any Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable.

PRICING OF FUND SHARES

As described in the Prospectus under the heading “How Share Price is Determined,” the net asset value per share (“NAV”) of a Fund’s shares of a particular class is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectus further notes that the NAV of the Funds is determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange on each day (a “Business Day”) that the New York Stock Exchange is open for trading.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in a Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Funds with higher service and/or distribution fees may be lower than NAV of the classes of shares with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Funds’ classes. In accordance with regulations governing registered investment companies, a Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The Board has delegated primary responsibility for determining or causing to be determined the value of the Funds’ portfolio securities and other assets (including any fair value pricing) and NAV of the Funds’ shares to the Adviser, pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”). The Adviser has, in turn, delegated various of these responsibilities to State Street, as the Funds’ custodian and other agents. As described in the Prospectus, for purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market based methods may be used at any time or from time to time):

Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the-counter market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services.

Debt securities are generally valued using quotes obtained from pricing services or brokers or dealers.

Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.

Exchange-traded options are generally valued at the last sale or official closing price on the exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no sales or closing prices reported during the day. Over-the-counter options not traded on an exchange are valued at a broker-dealer bid quotation.

Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources.

Portfolio securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S Dollars using exchange rates obtained from pricing services.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

As described in the Prospectus, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the NYSE Close, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the NYSE Close. As a result, the Funds’ fair value pricing procedures require the Funds to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.

TAXATION

The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Code, existing U.S. Treasury regulations, and other applicable authority, all as in effect on the date of this Statement of Additional Information. These authorities are subject to change by legislative, administrative or judicial action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the Funds. Each of the Funds has elected to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded to RICs and their shareholders, each Fund must; among other things:

(a) derive at least ninety percent (90%) of its gross income for each taxable year from (i) interest; dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that; at the end of each quarter of the Fund’s taxable year (i) at least fifty percent (50%) of the market value of its total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount not greater than five percent (5%) of the value of its total assets and an amount not greater than ten percent (10%) of the outstanding voting securities of such issuer, and (ii) not more than twenty-five percent (25%) of the value of its total assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least ninety percent (90%) of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the ninety percent (90%) gross income requirement described in clause (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, one hundred percent (100%) of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than ninety percent (90%) of its income from the qualifying income sources (described in clause (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment; the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest; making additional distributions, or disposing of certain assets. If a Fund were ineligible  to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify for such year as a RIC, accorded special tax treatment for such year, that Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, that Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The Funds intend to distribute at least annually to their shareholders all or substantially all of their investment company taxable income (computed without regard to the dividends-paid deduction), their net tax-exempt income (if any) and their net capital gain. Any investment company taxable income retained by a Fund will be subject to tax at regular corporate rates. In the case of net capital gain, a Fund is permitted to designate the retained amount as undistributed capital gains in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance the Funds will, make this designation if they retain all or a portion of their net capital gain in a taxable year.

Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ pro-rata share of the Fund’s accumulated earnings and profits as a dividend on the Fund’s tax return. This practice, which involves the use of equalization accounting, will reduce the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for the Fund to avoid U.S. federal income tax and excise tax, which may include reducing the amount of distributions that otherwise would be required to be paid to non-redeeming shareholders. A Fund’s net asset value generally will not be reduced by the amount of any undistributed income or gains allocated to redeeming shareholders under this practice and thus the total return on a shareholder’s investment generally will not be reduced as a result of this practice.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend; (as defined below) its taxable income, and its earnings and profits, a RIC generally may elect to treat all or part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year, after December 31) as if incurred in the succeeding year. If a Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of ninety-eight percent (98%) of its ordinary income for such year and ninety-eight and two-tenths of one percent (98.2%) of its capital gain net income for the one-year period ending October 31 of such year (or December 31 of that year, if the Fund so elects), plus any retained amount from the prior year, that Fund would be subject to a nondeductible  four percent (4%) excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or December 31, if the Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year. Also for these purposes, the Funds would be treated as having distributed any amount for which they are subject to income tax for the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year The Funds intend generally to make distributions sufficient to avoid imposition of the four percent (4%) excise tax, although there can be no assurance that they will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry net capital losses forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010, (“post-2010 losses”) those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

See the Funds’ most recent annual shareholder reports for each Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.

Distributions. For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by that Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) generally will be taxable to shareholders as ordinary income.

Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the reduced rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” that is eligible for taxation at net capital gain rates, a Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares.

A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than sixty-one (61) days during the one hundred twenty-one (121) day period beginning on the date which is sixty (60) days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock; ninety-one (91) days during the one hundred eighty-one (181) day period beginning ninety (90) days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to that Fund’s shares. If the aggregate dividends received by a Fund during any taxable year are ninety-five percent (95%) or more of its gross income (excluding net long-term capital gains less net short-term capital losses), then one hundred percent (100%) of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Distributions on a Fund’s shares generally are subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions economically may represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains or realized but undistributed income or gains that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

If a Fund makes a distribution to a shareholder in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the seventy percent (70%) dividends received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations and reported as such by the Fund for the taxable year A dividend received by a Fund will not be treated as a dividend eligible  for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than forty-six (46) days (ninety-one (91) days in the case of certain preferred stock) during the ninety-one (91) day period beginning on the date which is forty five (45) days before the date on which such share becomes ex-dividend with respect to such dividend (during the one hundred eighty-one

(181) day period beginning ninety (90) days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to individual shareholders and will not be eligible  for the dividends-received deduction for corporate shareholders.

Certain Investments in REITs and Related Investments. A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. In addition, investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Funds may also invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued, but which may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the Treasury regulations are expected to provide, that “excess inclusion income” of a RIC, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a Fund directly or indirectly investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Tax-Exempt Shareholders. Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (as described above). Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance in respect of CRTs remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in a Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Funds.

Original Issue Discount, Payment-in-Kind Securities, Market Discount and Acquisition Discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment- in-kind securities will give rise to income which is required to be distributed and is taxable to shareholders even though the Fund holding the security receives no interest payment in cash on the security during the year.

In addition, some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities (including at times it may not be advantageous to do so), if necessary. A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net long-term or short-term capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend or ordinary dividend, respectively, than they would in the absence of such transactions.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity — that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk Securities. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Derivative Transactions and Related Transactions. If a Fund engages in derivative transactions, including derivative transactions in options, futures contracts, forward contracts, and swap agreements, as well as any of its hedging, short sale transactions, securities loan or similar transactions, the transactions may be subject to one or more special tax rules (including notional principal contract, constructive sale, mark-to-market, straddle, wash sale, and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, cause adjustments in the holding periods of Fund securities, or convert capital gain or loss into ordinary gain or loss. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. Each Fund will monitor its transactions, and will determine whether to make certain applicable tax elections pertaining to such transactions in a manner consistent with the best interests of that Fund.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net-tax exempt income (if any), any distribution of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Foreign Taxes, Foreign Currency-Denominated Securities and Related Hedging Transactions. Income received by a Fund (or RICs in which the Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate these taxes. Shareholders of the majority of the Funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if more than 50% of a Fund’s assets at year end consists of foreign securities, the Fund may (but is not required to) elect to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by such Fund to foreign countries in respect of foreign securities such

Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to o the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to o shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. Equity investments by a Fund in certain passive foreign investment companies” (“PFICs”), if any, could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shams in the company. This tax cannot be eliminated by making distributions to Fund shareholders.

However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC ‘s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid fund-level taxation. Making either of these elections may therefore require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which may also accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

For U.S. federal income tax purposes, a PFIC is any foreign corporation: (i) seventy-five percent (75%) or more of the income of which for the taxable year is passive income, or (ii) where an average of at least fifty percent (50%) of its assets (generally by value, but by adjusted tax basis in certain cases) produce or are held for the production of passive income. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Backup Withholding. A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN) who has under-reported dividend or interest income or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is twenty-eight percent (28%).

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors should consult their financial intermediaries (if any), as well as their tax advisers in this regard. Back-up withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

Sale, Redemption or Exchange of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than twelve (12) months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six (6) months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares are purchased within thirty (30) days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. Upon redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Fund’s Prospectus for more information.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Non-US. Shareholders. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of thirty percent (30%) (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Distribution properly reported as Capital Gain Dividends generally are not subject to withholding of U.S. federal income tax.

For distributions with respect to taxable years of a Fund beginning before January 1, 2014, the Fund was not required to withhold any amounts (i) with respect to distributions of amounts (other than distributions to a foreign person (w) that had not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person was the issuer or was a ten percent (10%) shareholder of the issuer, (y) that was within certain foreign countries that had inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that is a related person of the foreign person and the foreign person was a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions were properly reported as such by a Fund in a written notice to shareholders (an “interest-related dividend”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly reported as such by a Fund in a written notice to shareholders (a “short-term capital gain dividend”). If the Fund invested in a RIC that paid such distributions to the Fund, such distributions retained their character as not subject to withholding if properly reported when paid by the Fund to foreign persons. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.

This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014.  It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

In order to qualify for any exemptions from withholding described above or for lower withholding rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares in a Fund held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should consult their intermediaries regarding the application of these rules to their accounts.

A beneficial holder of shares who is a foreign person is not in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty- three (183) days or more during the year of the sale or receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the holder’s sale of shares of the Fund or to the Capital Gain Dividend the holder received (as described below).

Special rules apply to distributions to foreign persons from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the redemption of shares in a RIC that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.  If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the Fund to a foreign person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding.  In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates.  The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.  Prior to January 1, 2014, the special “look-through” rule described above for distributions by a Fund to foreign persons also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC that the Fund was required to treat as USRPI gain in its hands.  It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2014, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.  The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the operation of the special exceptions, and thus do not expect these special tax rules to apply. Foreign persons should consult their tax advisers regarding the potential effect of these special rules on their investments in the Funds.

Non-U.S. persons with respect to whom income from a Fund is effectively connected with a trade or business conducted by the non-U.S. person within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a non-U.S. person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, non-U.S. persons who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Shareholder Reporting Obligations With Respect to Foreign Financial Assets

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as July 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Information set forth in the Prospectus and this Statement of Additional Information which relates to U.S. federal taxation is only a summary of some of the important U.S. federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the U.S. federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation (especially with respect to foreign, state or local taxation). In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information, such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

DISTRIBUTION

As stated in the Prospectus under the caption “Distribution Arrangements,” shares of the Funds are continuously offered through participating brokers that have dealer agreements with the Funds, or that have agreed to act as introducing brokers. Each Fund maintains a distribution expense plan (individually a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act pursuant to which Funds incur the expenses of distributing their shares. Such expenses include (but are not limited to) advertising, compensation to and expenses (including overhead and telephone expenses) of underwriters, dealers and sales personnel who engage in the sale of shares of the Funds, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Each Plan provides that its Fund may pay to one or more of its 12b-1 distributors total distribution fees of up to twenty-five hundredths of one percent (0.25%), twenty-five hundredths of one percent (0.25%) or fifty hundredths of one percent (0.50%) per annum of its average daily net assets with respect to the Fund’s Individual Investor Class, Class A or Class R shares, respectively. Amounts paid by the Funds under the Plans for advertising, printing, postage and sales-related expenses (travel, telephone, and sales literature) for the fiscal year ended December 31, 2013 are set forth below:

	Balanced Fund	Growth Fund	Small Cap Fund	International Fund	High Yield Fund	Women’s Fund	Global Env Mkts Fund

Advertising	$29,533	$4,487	$4,377	$1,910	$9,119	$3,146	$6,050
Printing	20,412	2,136	3,006	1,002	5,695	7,979	5,634
Postage	12,927	1,154	1,331	249	3,364	338	2,390
Sales	3,426,534	287,472	107,759	136,869	1,324,583	380,423	196,125

Financial firms that receive distribution and/or service fees may, in certain circumstances, pay and/or reimburse all or a portion of those fees to their customers, although neither the Trust nor the Distributor are involved in establishing any such arrangements and may not be aware of their existence.

In addition, the Adviser and its affiliates may from time to time pay additional cash bonuses or provide other incentives or make other payments to financial firms in connection with the sale or servicing of the Funds and for other services such as, without limitation, granting the Adviser access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’

customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings. The Adviser and its affiliates typically make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds.

The additional payments described above are made from the Adviser’s own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made, at the discretion of the Adviser to some of the firms that have sold the greatest amount of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed 0.10% of the total Fund assets attributable to that financial firm. In some cases, in addition to payments described above, the Adviser will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. Shareholders should consult their financial advisors and review carefully any disclosure by the financial firms as to compensation received by their financial advisors.

The Adviser expects that firms may be added to this list from time to time. Representatives of the Adviser visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to make transactions for the Fund’s portfolio, the Funds will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

Pursuant to the terms of each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of the Funds. Each report will include an itemization of the distribution expenses incurred by each Fund and the purpose of each expenditure.

Each Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the trustees who are not interested persons of such Fund and who have no direct or indirect financial interest in the operation of such Plan or in any agreement related to such Plan (the “Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose. Each Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of stock of such Fund on not more than sixty (60) days, nor less than thirty (30) days, written notice to any other party to such Plan. None of the Funds’ Plans may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class of stock of such Fund, and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. None of the Funds will be obligated to pay expenses incurred under such Fund’s Plan if it is terminated or not continued.

Pursuant to the terms of each Plan, the Funds have entered into a distribution agreement (the ‘Distribution Agreement”) with the Distributor. Under the Distribution Agreement, the Distributor serves as distributor of the Funds’ shares, and for nominal consideration and as agent for the Funds, solicits orders for the purchase of Fund shares; it being understood, however, that orders are not binding on any Fund until accepted by such Fund as principal. The Distribution Agreement will continue for an initial two-year term and will continue in effect thereafter from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Agreement may be terminated at any time, without penalty, by a vote of a majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund on sixty (60) days written notice to the Distributor or by the Distributor on sixty (60) days written notice to such Fund.

Sales Charges

Moving between share classes

Requests to “move” an investment between share classes (within the same Fund or between different Funds) generally will be processed as an exchange of the shares currently held for shares in the new class or Fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class A shares for Individual Investor Class shares — If a shareholder exchanges Class A shares subject to a contingent deferred sales charge for Individual Investor Class shares, the shares will be subject to any applicable Class A contingent deferred sales charges on shares redeemed within 18 months of the purchase of the relevant Class A shares.

Class A Purchases

Pursuant to a determination of eligibility by a vice president or more senior officer of the Adviser, or by his or her designee, Class A shares of the Funds may be sold at net asset value to:

(1)                                 current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the Funds managed by the Adviser, current or retired employees of the Adviser and the Sub-Adviser, certain family members of the above persons, and trusts or plans primarily for such persons;

(2)                                 currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(3)                                 currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the Funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(4)                                 companies exchanging securities with the relevant Fund through a merger, acquisition or exchange offer;

(5)                                 insurance company separate accounts;

(6)                                 accounts managed by subsidiaries of the Adviser or the Sub-Adviser;

(7)                                 The Adviser, the Sub-Adviser and their affiliated companies;

(8)                                 an individual or entity with a substantial business relationship with the Adviser or the Sub-Adviser or their affiliates, or an individual or entity related or relating to such individual or entity;

(9)                                 wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of the Adviser or the Sub-Adviser and

(10)                          full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Moving between accounts — Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Funds’ IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

A dealer concession of up to 1% may be paid by a Fund under its Class A plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

Sales Charge Reductions and Waivers Reducing your Class A sales charge

As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the “Statement”), you enter into a nonbinding commitment to purchase shares of the Funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

•                  individual-type employee benefit plans, such as an IRA, single-participant Keogh type plan, or a participant account of a 403(b) plan that is treated as an individual type plan for sales charge purposes;

•                  SEP plans and SIMPLE IRA plans;

•                  business accounts solely controlled by you or your immediate family (for example, you own the entire business);

•                  trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Funds to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts); or

•                  endowments or foundations established and controlled by you or your immediate family.

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•                  for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•                  made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

•                  for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;

•                  for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

•                  for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes, or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the Funds.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the Funds to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the Funds.

Right of reinvestment — As described in the prospectus, certain transactions may be eligible for investment without a sales charge pursuant to the Funds’ right of reinvestment policy. Recent legislation suspended required minimum distributions from individual retirement accounts and employer-sponsored retirement plan accounts for the 2009 tax year. Given this suspension, proceeds from an automatic withdrawal plan to satisfy a required minimum distribution may be invested without a sales charge for the 2009 tax year, or any subsequent period, to the extent such legislation is extended. This policy is subject to any restrictions regarding the investment of proceeds from a required minimum distribution that may be established by the transfer agent.

CDSC waivers for Class A shares

As noted in the prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

Redemptions through a systematic withdrawal plan (“SWP”). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means:

in the case of Class A shares, your investment in Class A shares of all the Funds. CDSC waivers are allowed only in the cases listed here and in the prospectus.

Registration Statement

This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the axles and regulations of the Securities and Exchange

Commission. The registration statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

MISCELLANEOUS INFORMATION

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended December 31, 2012 and the report thereon of Ernst & Young, LLP are incorporated herein by reference to the Funds’ annual report. The unaudited financial statements of the Funds for the period ended June 30, 2013 are incorporated herein by reference to the Funds’ semi-annual report. The financial statements and financial highlights audited by Ernst & Young, LLP for the year ended December 31, 2012 incorporated by reference into the prospectus and this SAI have been so incorporated in reliance upon their report given on their authority as experts in accounting and auditing. Copies of the annual report are available upon request by writing to Pax World at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801, telephoning Pax World (toll-free) at 800- 767-1729, visiting Pax World’s web site at www.paxworld.com or visiting the Securities and Exchange Commission’s website at www.see.gov.

APPENDIX A

PAX WORLD MANAGEMENT, LLC PROXY VOTING GUIDELINES

ESG Principles and Proxy Voting

The corporation is a legal device that allows people to contribute knowledge, capital, and labor to create value. As such, it requires the cooperation of many people, most of them strangers to each other, in order to work toward the common goal of adding value. That cooperation is defined by corporate governance: the rules and charter by which corporations are owned, managed, and overseen by shareowners, management, and directors, respectively.

Pax World believes that well-governed companies are attentive not only to the financial interests of their investors, but also to the environmental, social and governance (ESG) concerns that affect shareowners and stakeholders. These companies openly engage with their stakeholders and consider the long-term implications of their actions with a focus on creating durable, sustainable value.

Just as our ESG criteria helps us identify well-managed companies, shareowner activism helps us continually improve the financial, environmental, social and corporate governance performance of the companies we invest in. One of the ways that we engage with companies is through proxy voting. Pax World seeks to vote proxies in a way that is consistent with our ESG criteria, which we apply to all companies, and the ESG principles and criteria outlined in this document.

Our governance criteria are based on seven principles- loyalty, accountability, transparency, equity, receptiveness, durability, and sustainability- which are explained in further detail in this document.

Pax World acknowledges that the environmental and social challenges companies face generally reflect sector and industry-specific issues; in some cases these challenges may even be company-specific. For these reasons, we address environmental and social matters in this document from a principles approach, as it is impossible to address every specific environmental and social issue that may arise. However, we generally believe that full disclosure of environmental and social policies, programs, and performance are characteristics and enablers of sustainable management, and will, in general, support all efforts for increased ESG disclosure, except where the intent of a specific proposal is clearly counter to the advancement of sustainable management.

Our goal in shareowner engagement and proxy voting is to promote the long-term, sustainable growth of our investments by encouraging sound and sustainable governance of corporations.

Global Best Practices and International Proxy Voting

Pax World invests in companies in a variety of countries and markets, voting proxies around the globe each year. Every market has unique rules, reporting requirements, and ESG practices and standards. Pax World strives to stay abreast of new and emerging issues in these markets, and how they relate to global best practices for ESG issues. Pax World seeks to vote all proxies in accordance with these ESG principles, but will also consider specific environmental, social, and governance practices and disclosure standards in each market.

Where we see room for improvement in a specific market we seek to work with other institutional shareowners to encourage reform or improvement. Pax World may also engage specific issuers, industries, or international market regulators, when appropriate, to inform them of global best practices and to outline how they may improve ESG performance or disclosure.

Governance

As investors, we want the companies we invest in to prosper. We invest in them precisely because we believe that they offer the best opportunities to create long-term, sustainable value for our shareowners. In order to create that value, we believe that companies must be managed according to seven principles of sustainable governance: loyalty, accountability, transparency, equity, receptiveness, durability, and sustainability. These principles are reflected throughout our Proxy

Voting Guidelines and are used as a guide to voting when new issues emerge.

These principles are interrelated and interdependent. For example, the duty of loyalty can be compromised if there is not equity among shareowners; accountability demands transparency; durable value cannot be created without fidelity to the principle of sustainability. But we believe that these principles also have important unique characteristics, despite their interrelatedness.

Loyalty. The primary duty of the board of directors is to oversee management on behalf of, and in the interest of, shareowners. No modem publicly-traded corporation can possibly be run on a day to day basis by a consensus of its owners, the shareowners. Shareowners elect directors to guide and monitor the company’s management, to assure that the company is being managed in such a way as to safeguard the interests and assets of its owners, rather than in the managers’ own interest. This is the duty of loyalty.

Accountability. Accountability is central to the effective functioning of a governance structure. At well-governed companies, the board is accountable to shareowners for its stewardship and oversight of management. Management is accountable to directors and shareowners. Each of these parties has some accountability to the company’s internal and external stakeholders. We believe that full accountability is necessary for the creation of sustainable value. Accountability should be built into the major governing structures of all corporations and their boards.

Transparency. There can be no accountability without transparency. Shareowner trust in directors and managers must be built on a foundation of information. To be transparent, corporate disclosures must also be understandable: as free as possible of jargon and technical language that often serves to intimidate and obscure, rather than illuminate.

Equity.  Accountability depends on the ability of shareowners to express their views, at a minimum through the proxy vote. Unequal voting rights, such as dual share classes or voting right ceilings, create a condition in which management is able to concentrate voting rights in its own hands. Since the proxy, and the shareowner vote, is the primary mechanism to enforce accountability, the existence of unequal voting rights runs counter to the principle of accountable corporate governance.

Receptiveness. Managers will always know more about the enterprises they manage than the shareowners, and it is impractical to think that shareowner activism can be a substitute for managerial judgment and acumen, or the directors’ oversight and counsel. However, it is also important for corporations to be able to hear the concerns of their shareowners, for no management team or board of directors can anticipate every issue or create perfect strategy, all the time. For the directors to exercise loyalty and the management accountability there must be reasonable provisions for shareowners to express their views and preferences with directors, at a minimum, and preferably with management as well. Similarly, the board should be responsive to shareowner sentiment and take action when shareowner proposals receive significant support from shareowners.

Durability. Pax World is a long-term investor. While some new information can and should make a difference over very small timeframes, we believe many determinants of value—intelligent strategy and sustainable management—are generally long-term in nature and do not shift as frequently or as much as do security prices. This is not a new idea: a quarter-century ago, Robert Shiller showed that stock prices were far more volatile than any tangible measure of corporate value, such as discounted cash flows. In our view, much of the activity in stock markets puts far too much emphasis on short-term information and too little on more durable measures.

Sustainability. Sustainability is the best foundation on which to build long-term financial value. While there have been enormous profits made in the short run by consciously unsustainable practices, we believe that corporations’ ability to hide unsustainable operations, or to persist in pursuing them for years, is increasingly limited by the global spread of watchdogs with more sophisticated communications and information technology. The gap between unsustainable exploitation and possible reputational damage is shrinking.

Reputation is important to corporations, and therefore to their investors. But it is by no means the only reason for our emphasis on sustainability. In 1986, when the population of the Earth first exceeded 5 billion people, we began to outstrip the long-term carrying capacity of the planet, and we have been drawing down the Earth’s endowment of resources ever since. We no longer have the luxury of worrying about sustainability on some undefined tomorrow. We face a sustainability crisis today, and through these Proxy Voting Guidelines Pax World hopes to make a positive contribution toward stemming and ultimately reversing that crisis.

These principles are reflected throughout our Proxy Voting Guidelines and are used as a guide to voting when new issues emerge.

Director Elections

Directors are stewards of shareowner interests. An effective board is independent in letter and action, elected annually, diverse, attentive and accountable. Though national and state standards of governance may vary, these principles of directorships are constant.

Pax World will generally withhold from or vote against slates of director nominees in the following situations:

•                  When there are no women on the board of directors, in countries where the average percentage of women on boards of directors of publicly traded companies is generally less than 5 percent.

•                  When there are no minorities on the board of directors. In cases where we are unable to determine the racial or gender make-up of the board of directors, Pax World will assume that the board is lacking this diversity and will vote accordingly.

•                  When the board is elected in staggered classes and has not disclosed plans to declassify the board.

•                  When there are significant takeover defenses in place that we believe prevent minority shareowners from having a significant voice in a company’s governance practices.

•                  When the company has implemented what we believe are significant changes without shareowner approval. Examples of significant changes may include, but are not limited to, reincorporation, options repricing, or the adoption of a poison pill.

•                  When a resolution receives majority support from shareowners and the board fails to take steps to implement the provisions of the resolution.

•                  When the board is not majority independent or does not meet market standards of independence, whichever is greater.

•                  When major governance failures or acts of fraud have occurred that we believe have not been sufficiently addressed by the company.

•                  When the company has not disclosed the identities of director nominees to all shareowners.

•                  Pax World will generally withhold from or vote against certain board committee members in the following situations:

•                  From audit committee members when the company has not sought ratification of auditors by shareowners.

•                  From audit committee members when the company is not in compliance with financial reporting standards such as Sarbanes-Oxley Act Section 404.

•                  From the audit committee when the company has indemnified its auditors from liability.

•                  From compensation committee members when we believe compensation is not effectively linked to performance, when it does not include both upside and downside risk, when it includes tax gross-ups as a perquisite, when the total amount of perquisites not linked to performance is high compared with peers, when different peer groups are used to benchmark performance and compensation, or when the compensation committee changes performance hurdles for performance-based compensation, except in extraordinary circumstances.

•                  From the compensation committee when we determine that there is inadequate disclosure related to the use of compensation consultants, including fees paid to compensation consultants.

•                  Pax World will generally withhold from or vote against individual nominees in the following situations:

•                  In countries where the percentage of women on boards of directors is more than 5 percent, Pax World will withhold from or vote against male director nominees when there are less than two women on boards of directors. • From a director and nominating committee chair when the director is employed full-time and serves on three or more public or private company boards.

•                  From a director that has failed to attend at least 75% of board meetings in the last year.

•                  From the CEO and nominating committee chair when the positions of CEO and Chair are held by the same person and a lead independent director has not been appointed.

•                  From any director that we believe has a conflict of interest, is engaged in interlocking directorships, or related party transactions.

•                  From the nominating committee chair when the audit, compensation and nominating committees are not comprised entirely of independent directors.

•                  From the board Chair or controlling shareowner when there are unequal voting rights in place or a controlling shareowner.

•                  From problem directors, such as those that have been at other corporations where we believe there have been significant financial or governance failures.

Compensation

Compensation should be designed to create an incentive for long-term performance and to align the interests of executives and employees with the interests of shareowners. Compensation practices should be evaluated not only on the quantity of awards or potential awards, but also on the quality of the compensation and related disclosure. Compensation and performance metrics should be disclosed in plain English with a level of specificity that clearly outlines the purpose of compensation and how the compensation components are aligned with that purpose. In addition, compensation practices should instill accountability through an advisory vote on compensation, clawback provisions in the event of restatements or other instances of fraud or malfeasance, and shareowner approval of all employment contracts. To ensure that compensation is fair and reasonable, we believe that performance hurdles should be indexed to peers or industry performance, that compensation plans should prohibit repricing (except in extenuating circumstances) and that CEOs should be prohibited from engaging in hedging.

Executive Compensation

Executive compensation should attract well-qualified executives; create an incentive for them to perform well and in shareholders’ best interest and reward good performance.

Fair. Compensation should reflect performance both on the upside and the downside; it should be in line with compensation at peer companies (indexed to peer or industry performance) and should be reasonable when compared to other employees at the company.

Performance-Based. Compensation should be linked to performance in such a way that it creates incentives for executives to perform well in the long term. It should also include down-side risk and should not allow hedging or other practices that remove the link between performance and compensation.

Long Term. Compensation should be designed to drive long-term, durable performance and should, therefore, be linked to performance metrics (financial, environmental, social, or governance related) that are aimed at long-term performance

Transparent. Executive compensation should be straightforward and clear. For US companies, it should be written in plain English, as the SEC has repeatedly emphasized.

Pax World will generally vote against executive compensation packages that meet a significant number of the following criteria:

•                  Include the use of tax gross-ups

•                  Include what we believe are a significant numbers of perquisites unless they are considered to be in the best interest of shareowners (such as security plans).

•                  Include stock option awards to executives that we believe are excessive relative to other types of compensation and compared with peers, especially when the executives to whom the options would be awarded already own large numbers of shares (in which case further awards would have limited impact on executive incentives)

•                  Include stock awards that vest based solely on tenure rather than performance

•                  Include compensation based on the performance of a defined benefit pension plan

•                  Include retirement plans that are not available to all employees

•                  Include significant factors that are not linked to performance. Examples may include, but are not limited to, Golden Parachutes, Golden Hellos, and Golden Coffins.

Pax World will generally vote in favor of proposals that we believe promote accountability in compensation practices, such as proposals for the adoption of an advisory vote on executive compensation. Pax World will generally vote in favor of proposals that we believe are consistent with the principles of executive compensation outlined above.

Director Compensation

Pax World concurs with the Council of Institutional Investors that director compensation is intended to attract and retain highly qualified directors, and to align their interests with those of shareowners. Director compensation should be designed to uphold the following principles:

Talent. Director compensation should help attract and retain qualified individuals to serve as directors.

Shareowner Stewardship. Directors are stewards of shareowner interests. For this reason, director compensation plans should align the interests of directors and shareowners.

We believe that an effective director compensation plan should include equity grants that vest immediately, require that directors hold a minimum amount of shares and should exclude stock options and other performance-based components and perquisites.

•                  Pax World will generally vote on director compensation plans in accordance with these principles.

Omnibus Compensation Plans

Pax World believes that compensation plans can be an effective way to create incentives for improved performance throughout the organization. They can also help attract and retain talented employees. Omnibus compensation plans should be designed compensate a broad base of employees and align their interests with those of shareowners. Plans should be renewed in a timely manner and companies should provide detailed information about the specifics of the plan. • Pax World will generally vote against compensation plans when the company’s overall dilution, including dilution associated with the proposed plan, exceeds 10% and the company’s bum rate exceeds 2%.

•                  Pax World will generally vote against compensation plans that allow reloading of stock options.

•                  Pax World will generally vote against plans that allow repricing of stock options. Pax World may support stock option repricing if the company indexes options to peers and we determine that the company’s performance is tied to general market or industry trends.

•                  Omnibus Plan Renewals: Pax World will vote omnibus compensation plan renewals case-by-case taking into consideration the timeliness of the renewal and the level of detail provided by the company about the plan.

•                  Employee Stock Purchase Plans: Pax World will generally vote in favor of employee stock purchase plans when the discount price associated with the plan is 85% or higher and the purchase window is reasonable.

Compensation Consultants

Pax World acknowledges that the use of compensation consultants by compensation committees is common. Pax World believes that companies that use compensation consultants should disclose information about the fees paid to compensation consultants so that investors can determine if a potential conflict of interest exists. Since shareowners generally do not have the option to vote on the use of compensation consultants, or the compensation consultants themselves, issues related to compensation consultants are generally addressed through compensation committee director elections. See director elections for information about how Pax World generally votes on matters related to compensation consultants.

Shareowner Rights

Shareowners have a vested interest in the direction of the companies they own, an interest that directors are obliged to protect. Because of this relationship, shareowners should have access to directors through channels that are independent of management. Shareowner access to directors and the proxy provides a system of accountability between the executives, directors and shareowners.

Nominate Director Candidates: Pax World will generally vote in favor of proposals that make it easier for shareowners to nominate directors candidates. Pax World will generally vote against proposals that make it more difficult for shareowners to nominate director candidates.

•                  Written Consent: Pax World will generally vote in favor of proposals that decrease or remove restrictions on the ability of shareowners to act by written consent. Pax World will generally vote against proposals that seek to limit shareowner ability to act by written consent.

•                  Special Meetings: Pax World will generally vote in favor of proposals that decrease or remove restrictions on shareowner ability to call special meetings. Pax World will generally vote against proposals to restrict shareowner ability to call special meetings.

•                  Supermajority Voting: Pax World will generally vote in favor of proposals to lower requirements for supermajority voting. Pax World will generally vote against proposals to adopt or raise supermajority voting requirements.

•                  Cumulative Voting: Pax World will generally vote in favor of proposals to adopt cumulative voting and against proposals to eliminate cumulative voting.

•                  Reincorporation: Pax World will generally vote in favor of management proposals that require a company to reincorporate in a state with stronger protections of shareowner rights. Pax World will vote shareowner proposals requiring reincorporation on a case-by-case basis.

Capital Structure

Pax World believes that companies should have the ability to raise capital or alter the capital structure of the company, within reasonable limits, to enable it to operate effectively and efficiently while not harming or diluting shareowner value.

•                  Pax World will generally vote in favor of proposals that seek to increase share capital up to 20% when all shareowners are entitled to participate equally. Pax World will generally vote in favor of proposals that seek to increase the share capital up to 5% when all shareowners are not entitled to participate equally.

•                  Pax World will generally vote in favor of share buybacks unless there are indications that the buyback is not in the best interest of shareowners.

Board Structure & Procedures

•                  Board Size: Pax World believes that boards of directors should be large enough to include diverse ideas and perspectives and to manage the workload of the board of directors, but not too large so as inhibit effective decision making. Pax World will generally vote in favor of proposals that seek to set the board size between six and 15 members.

•                  Board Structure: Pax World prefers directors to be elected annually and boards that are comprised by a majority of independent directors. For these reasons, Pax World will generally vote in favor of proposals that seek the declassification of boards and the elimination of a two-tiered board structure. Accordingly, Pax World will generally vote against proposals to adopt staggered director elections or a two-tiered structure.

•                  Independent Chair: Pax World will generally vote in favor of proposals that would require that the board include an independent Board Chair. Pax World will generally abstain from proposals that would require that the board include a lead independent director as we believe that a lead independent director is a less effective means to increase board independence than an independent chair.

•                  Ratification of Board Acts, Director Liability and Indemnification: Pax World will generally vote against proposals that could limit directors’ liability for unspecified acts. Pax will vote on a case by case basis for proposals to limit directors’ liabilities in specific circumstances.

•                  Diversity: Pax World will generally vote in favor of proposals that would require the board to consider women and minority candidates in every director search.

•                  Director Terms: Pax World will generally vote against proposals that seek to limit the tenure of independent directors.

Operational Matters

Shareowner meetings represent a formal engagement between companies and their owners, the shareowners. As part of this process, shareowner approval may be sought on certain routine or operational items. In general, shareowners should be provided adequate time and materials to consider agenda items. Shareowners should have reasonable access to the board in general and at shareowner meetings. Shareowners should be provided information to evaluate the independence of key support services, such as auditors and compensation consulting services. In addition, operational and routine matters should provide a system of checks and balances between management, shareowners, and the board.

•                  Adjourn meeting: Pax World will generally vote in favor of proposals to adjourn meetings, but will generally vote case-by-case to adjourn the meeting in proxy contests.

•                  Transact Other Business: Pax World will generally vote against proposals to transact other business that may come before the meeting, expect in instances where adequate disclosure has been provided to effectively evaluate what this business may entail.

•                  Meeting Formalities: Pax World will generally vote in favor of proposals to carry out meeting formalities.

•                  Alter Meeting Date, Time or Location: Pax World will generally vote proposals to alter meeting date, time or location on a case-by-case basis.

•                  Auditor Ratification & Audit Fees: In evaluating auditor ratification and audit fees, Pax World will consider auditor independence. Pax World will generally vote in favor of proposals to ratify auditors or audit fees unless the auditor is not independent or has an agreement with the company that calls into question the auditor’s independence, has rendered an inaccurate opinion regarding the company’s financial reports or position, or received non-audit related fees that comprise more than 25% of total fees received from the company.

•                  Auditor Indemnification or Limitation of Liability: Auditors should be independent of the company and accountable to both the company and its shareowners. Pax World will generally vote against proposals that seek to limit liabilities for or indemnify auditors.

•                  Statutory Auditors: Though Pax World prefers that auditors are independent, we recognize that in certain markets it is customary to have inside auditors. Pax World will vote on statutory auditor matters on a case-by-case basis.

Takeover Defenses

Pax World believes the takeover defenses can prevent management from exploring opportunities that may be in the company’s and shareowners’ best interest. Proposals related to takeover defenses should always be put forth for shareowner consideration.

•                  Pax World will generally vote against takeover defense plans, except in situations where we determine that a particular takeover defense is in the best interest of shareowners.

Mergers & Acquisitions

Pax World acknowledges the complex and varied nature of mergers and acquisitions. In evaluating mergers and acquisitions, members of the Sustainability Research and Portfolio Management Departments work in partnership to evaluate the potential financial and ESG strengths and weaknesses of a particular transaction. Pax World generally considers a number of criteria in evaluating the ESG impact of merger and acquisition events including, but not limited to, environment, climate change, community, diversity, gender empowerment, human rights, indigenous peoples’ welfare, labor relations, product safety and integrity, workplace health and safety, and corporate governance. In addition, Pax World may also consider factors such as the industry and geography.

•                  Pax World will vote mergers and acquisitions on a case-by-case basis.

Political Contributions & Lobbying Expenditures

Though Pax World prefers that companies not engage in political activities, we acknowledge that companies do make political contributions and engage in lobbying.

•                  Pax World will generally vote in favor of proposals that would result in increased transparency around political activities and contributions.

Environmental Matters

Every company has some impact on the environment. Environmental impacts can include consumption of resources, including energy; creation and disposition of waste products (including discharges to all media: air, water, and soil); and impacts on biodiversity and habitat. We believe that good stewards of these environmental impacts pay attention to the entire lifecycle of the product in question; disclose policies and performance in enough detail to understand specific areas of risk and opportunity; and are mindful of emerging environmental issues both in their own operations and throughout their supply chains.

Pax World will generally vote in favor of resolutions that ask companies to undertake initiatives to track, report on, and manage the environmental impacts of their business, including significant upstream and downstream impacts. The landscape of corporate environmental impact shifts frequently, and we do not believe it is useful to attempt to enumerate our policy on each issue. The list below includes some of the major environmental issues that have often appeared on corporate proxies.

Climate Change. Pax believes that well-managed companies are transparent about their own contributions to climate change and report on their own mitigation and adaptation efforts. The majority of the world’s remaining reserves of fossil fuels cannot be burned before 2050 without committing the world to more than two degrees additional warming. This concept is termed “unburnable carbon.” We believe that every company has a role to play in reducing the use of fossil fuels, but that companies in the business of producing these fuels have particular obligations to report on the risks of unburnable carbon.

Pax World will generally vote in favor of proposals that request that companies disclose their potential risks from climate change, or that request disclosure or development of policies or programs to mitigate their climate change risk and impact.

For fossil fuel companies, Pax World will generally vote against or withhold votes from the chair of the risk committee or governance committee if the company does not address at least the physical risks to the company of climate change in its financial reporting, and at best the risks to its business model of unburnable carbon. If the company does not have a risk or governance committee, Pax will generally vote against or withhold votes from the board chair.

Water. Pax World believes that companies are vulnerable to the risks associated with increasing challenges related to water access, extreme weather and sea-level rise.

•                  Pax World will generally vote in favor of proposals that request that companies acknowledge and report on their water-related risk, or that request disclosure or development of policies and programs to mitigate those risks.

Commitment & Transparency. Pax World believes that companies that disclose their environmental policies, programs and performance are better managed and less likely to experience problems with environmental compliance or suffer reputational damage as a result of environmental mismanagement. Companies may communicate their environmental policies and commitments through sustainability, GRI reporting, issue-based environmental reporting such as the Carbon Disclosure Project, or as members in industry-specific initiatives such as the Equator Principles and Responsible Care.

Pax World will generally vote in favor of proposals that request that companies adopt policies regarding their environmental commitments and practices and those that request that companies increase reporting of environmental matters.

Social Matters

Pax World believes that well-managed companies are attentive to social impacts, and take appropriate steps to measure, manage, and disclose policies, programs, and performance with respect to social impacts. Pax World will generally support proposals that request that companies undertake reasonable efforts to measure, manage, and report on their social impacts, including impacts throughout their supply chains. Corporations have a variety of impacts on society including, but not limited to, the following categories:

Diversity. Companies that have strong diversity policies and programs and those that disclose the performance and success of those programs are, we believe, less vulnerable to disruptions as a result of workplace strife, exceptional turnover, costly lawsuits and reputational damage.

•                  Pax World will generally vote in favor of proposals that request disclosure of a company’s workforce diversity data and those that request that companies expand their equal employment opportunity statement to include sexual orientation or gender identity.

Gender Empowerment. Pax World believes that companies that take affirmative steps to attract, retain and promote women and to advance gender equity and women’s empowerment in the workplace and beyond are better-managed companies.

•                  Pax World will generally vote in favor of proposals that request the adoption of committee charter language that would require the company to consider female and/or minority candidates in every director search and those that seek increased disclosure of policies and program aimed at promoting gender equity and empowerment.

Human Rights. Pax believes it is the responsibility of businesses to protect and uphold human rights in their own operations and throughout their supply chain. It is also critical for companies to manage human rights as failing to do so can result in costly legal and reputational risk.

Repressive Regimes: Pax World will generally vote in favor of proposals that request that companies adopt policies regarding, or increase reporting around any involvement with, repressive regimes or conflict zones.

Human Trafficking: Pax will generally vote in favor of proposals that request that companies adopt policies to prohibit human (labor and sex) trafficking or programs to educate employees and consumers about related risks.

Negative Images & Stereotyping: Pax will generally vote in favor of proposals that request that companies develop policies governing the use of images of indigenous peoples, women or other identifiable groups in their advertising, brand, or mascots.

Indigenous Peoples’ Welfare. Pax World believes a company’s effectiveness in managing indigenous relations is an indicator of management quality. Failing to address indigenous relations issues when they arise can pose reputational, regulatory and financial risks to corporations.

•                  Pax World will generally vote in favor of proposals requesting that companies develop policies or programs to prevent or mitigate harm to indigenous peoples, or that request that companies report on their impacts to indigenous peoples.

Labor Relations. Pax World believes that constructive labor management relations are an indicator of sound management and a sustainable business model.

•                  Pax World will generally vote in favor of proposals that request that companies adopt policies or codes of conduct that address employees’ rights to collective bargaining or other labor relations issues that protect employees’ rights.

Product Safety and Integrity. Pax World believes that a company’s failure to comply with regulatory requirements and problems associated with product safety or product promotion can have far-reaching, negative consequences for consumers and therefore can result in reputational and financial damage to the company. Product recalls, often as a result of product safety issues, in particular, can cause considerable harm to a company’s revenues, reputation, profitability, publicity and brand integrity.

•                  Pax World will generally vote in favor of proposals that request that companies take steps to improve product-related safety performance or report on product safety and integrity issues. These issues may include, but are not limited to, toxicity, animal welfare, nanomaterials, and product recalls.

Workplace Health and Safety. Pax World believes a company’s commitment to workplace and employee safety is a key component of its overall sustainability profile. The costs of workplace accidents can grow quickly when factoring in workers’ compensation payments, legal expenses associated with litigation, regulatory penalties and compliance costs.

•                  Pax World will generally vote in favor of proposals that request that companies adopt policies to address workplace health and safety and increase disclosure of workplace safety practices and performance.

Community. Pax World believes that companies that are committed to having a positive impact on the communities in which they operate tend to be better-managed companies. Not only are these companies better able to avoid reputational and legal risks that can result from negative community relations — positive community relations are often an indication of superior management.

•                  Pax World will generally vote in favor of proposals that request that companies adopt policies or report on practices that govern community engagement.

APPENDIX B

WOMEN’S EMPOWERMENT PRINCIPLES

1.                                Establish high-level corporate leadership for gender equality.

a.                   Affirm high-level support and direct top-level policies for gender equality and human rights.

b.                   Establish company-wide goals and targets for gender equality and include progress as a factor in managers’ performance reviews.

c.                    Engage internal and external stakeholders in the development of company policies, programmes and implementation plans that advance equality.

d.                   Ensure that all policies are gender-sensitive identifying factors that impact women and men differently and that corporate culture advances equality and inclusion.

2.                                Treat all women and men fairly at work — respect and support human rights and nondiscrimination.

a.                   Pay equal remuneration, including benefits, for work of equal value and strive to pay a living wage to all women and men.

b.                   Ensure that workplace policies and practices are free from gender-based discrimination.

c.                    Implement gender-sensitive recruitment and retention practices and proactively recruit and appoint women to managerial and executive positions and to the corporate board of directors.

d.                   Assure sufficient participation of women 30% or greater in decision-making and governance at all levels and across all business areas.

e.                    Offer flexible work options, leave and re-entry opportunities to positions of equal pay and status.

f.                     Support access to child and dependent care by providing services, resources and information to both women and men.

3.                                Ensure the health, safety and well-being of all women and men workers.

a.                   Taking into account differential impacts on women and men, provide safe working conditions and protection from exposure to hazardous materials and disclose potential risks, including to reproductive health.

b.                   Establish a zero-tolerance policy towards all forms of violence at work, including verbal and/or physical abuse, and prevent sexual harassment.

c.                    Strive to offer health insurance or other needed services including for survivors of domestic violence and ensure equal access for all employees.

d.                   Respect women and men workers’ rights to time off for medical care and counseling for themselves and their dependents.

e.                    In consultation with employees, identify and address security issues, including the safety of women traveling to and from work and on company-related business.

f.                     Train security staff and managers to recognize signs of violence against women and understand laws and company policies on human trafficking, labour and sexual exploitation.

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4.                                Promote education, training and professional development for women.

a.                   Invest in workplace policies and programmes that open avenues for advancement of women at all levels and across all business areas, and encourage women to enter nontraditional job fields.

b.                   Ensure equal access to all company-supported education and training programmes, including literacy classes, vocational and information technology training.

c.                    Provide equal opportunities for formal and informal networking and mentoring.

d.                   Offer opportunities to promote the business case for women’s empowerment and the positive impact of inclusion for men as well as women.

5.                                Implement enterprise development, supply chain and marketing practices that empower women.

a.                   Expand business relationships with women-owned enterprises, including small businesses, and women entrepreneurs.

b.                   Support gender-sensitive solutions to credit and lending barriers.

c.                    Ask business partners and peers to respect the company’s commitment to advancing equality and inclusion.

d.                   Respect the dignity of women in all marketing and other company materials.

e.                    Ensure that company products, services and facilities are not used for human trafficking and/or labour or sexual exploitation.

6.                                Promote equality through community initiatives and advocacy.

a.                   Lead by example—showcase company commitment to gender equality and women’s empowerment.

b.                   Leverage influence, alone or in partnership, to advocate for gender equality and collaborate with business partners, suppliers and community leaders to promote inclusion.

c.                    Work with community stakeholders, officials and others to eliminate discrimination and exploitation and open opportunities for women and girls.

d.                   Promote and recognize women’s leadership in, and contributions to, their communities and ensure sufficient representation of women in any community consultation.

e.                    Use philanthropy and grants programmes to support company commitment to inclusion, equality and human rights.

7.                                Measure and publicly report on progress to achieve gender equality

a.                   Make public the company policies and implementation plan for promoting gender equality.

b.                   Establish benchmarks that quantify inclusion of women at all levels.

c.                    Measure and report on progress, both internally and externally, using data disaggregated by gender.

d.                   Incorporate gender markers into ongoing reporting obligations.

e.                    Incorporate gender markers into ongoing reporting obligations.

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